================================================================================


                               CHASE FUNDING, INC.
                                    Company,


                          [ADVANTA MORTGAGE CORP, USA]
                                    Servicer,


                            THE CHASE MANHATTAN BANK
                            Certificate Administrator


                                       and


                      -------------------------------------
                                     Trustee


                         POOLING AND SERVICING AGREEMENT
                               Dated as of [DATE]

                         $________________ (Approximate)

                 Multi-Class Mortgage Pass-Through Certificates

                                  Series [___]



================================================================================

                                TABLE OF CONTENTS


                                    ARTICLE I

DEFINITIONS.....................................................................
     Section 1.01      Certain Defined Terms....................................
     Section 1.02      Provisions of General Application........................

                                   ARTICLE II

CONVEYANCE OF MORTGAGE LOANS; TRUST FUND........................................
     Section 2.01      Conveyance of Mortgage Loans.............................
     Section 2.02      Acceptance by Trustee of the Trust Fund; Certain
                       Substitutions; Certification by Trustee..................
     Section 2.03.     Trust Fund; Authentication of Certificates...............
     Section 2.04.     REMIC Election...........................................

                                   ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE MASTER SERVICER; REPURCHASE OF MORTGAGE LOANS
     Section 3.01      Representations and Warranties of the Company with
                           respect to the Mortgage Loans........................
     Section 3.02      [Reserved]...............................................
     Section 3.03      [Reserved]...............................................
     Section 3.04      Representations of the Servicer..........................
     Section 3.05      Purchase and Substitution................................

                                   ARTICLE IV

THE CERTIFICATES................................................................
     Section 4.01      The Certificates.........................................
     Section 4.02      Registration of Transfer and Exchange of Certificates....
     Section 4.03      Mutilated, Destroyed, Lost or Stolen Certificates........
     Section 4.04      Persons Deemed Owners....................................

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     Section 4.05      Establishment of Certificate Accounts;
                       Deposit in Certificate Accounts..........................
     Section 4.06      Permitted Withdrawals from the Certificate Accounts......
     Section 4.07      Appointment of Paying Agent; Paying Agent Account........
     Section 4.08.     Authenticating Agents....................................

                                    ARTICLE V

ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS
     Section 5.01      Appointment of the Servicer..............................
     Section 5.02      Subservicing Agreements Between the Servicer and
                       Subservicers...........................
     Section 5.03      Collection of Certain Mortgage Loan Payments; Collection
                       Account..................................................
     Section 5.04      Permitted Withdrawals from the Collection Account........
     Section 5.05      Payment of Taxes, Insurance and other Charges............
     Section 5.06      The Maintenance of Casualty Insurance....................
     Section 5.07      Maintenance of Mortgage Impairment Insurance Policy......
     Section 5.08      Fidelity Bond; Errors and Omissions Policy...............
     Section 5.09      Collection of Taxes, Assessments and Other Items;
                       Servicing Account .......................................
     Section 5.10      Enforcement of Due-on-Sale Clauses, Assumption Agreements
     Section 5.11      Realization upon Defaulted Mortgage Loans................
     Section 5.12      Trustee to Cooperate; Release of Mortgage Files..........
     Section 5.13      Servicing Fee; Servicing Compensation....................
     Section 5.14      Reports to the Trustee and Certificate Administration;
                       Collection Account Statements............................
     Section 5.15      Annual Statement as to Compliance........................
     Section 5.16      Annual Independent Public Accountants' Servicing Report..
     Section 5.17      Optional Purchase of Defaulted Mortgage Loans............
     Section 5.18      Reports to be Provided by the Servicer...................
     Section 5.19      Adjustment of Servicing Compensation in Respect of
                       Prepaid Mortgage Loans...................................
     Section 5.20      Periodic Advances........................................
     Section 5.21      [Reserved]...............................................
     Section 5.22      Maintenance of Corporate Existence and Licenses; Merger
                       or Consolidation of the Servicer.........................
     Section 5.23      Assignment of Agreement by Servicer, Servicer Not to
                       Resign...................................................

     Section 5.24      Information Reports to be Filed by the Servicer..........
     Section 5.25.     REMIC Related Covenants..................................

                                   ARTICLE VI

DISTRIBUTIONS AND PAYMENTS......................................................
     Section 6.01      Collection of Money......................................
     Section 6.02      The Certificate Insurance Policy.........................
     Section 6.03      Distributions............................................
     Section 6.04      Reports by Certificate Administrator.....................
     Section 6.05      Compensating Interest....................................
     Section 6.06      Effect of Payments by the Certificate Insurer;
                       Subrogation..............................................
     Section 6.07      Allocation of Liquidated Loan Losses.....................

                                   ARTICLE VII

REPORTS TO BE PREPARED BY CERTIFICATE ADMINISTRATOR.............................
     Section 7.01      Certificate Administrator Shall Provide
                       Information as Reasonably Required.......................
     Section 7.02      Tax and Information Returns and Reports to
                       Certificateholders ......................................

                                  ARTICLE VIII

THE COMPANY, THE SERVICER AND THE CERTIFICATE ADMINISTRATOR
     Section 8.01      Liability of the Servicer................................
     Section 8.02      Merger or Consolidation of the Servicer; Transfer of
                       Servicing ...............................................
     Section 8.03      Limitation on Liability of the Servicer and Others.......
     Section 8.04      Liability of the Company and the Certificate
                       Administrator ...........................................
     Section 8.05      Merger or Consolidation of the Company or the Certificate
                       Administrator............................................
     Section 8.06      Limitation on Liability of the Company, the Certificate
                       Administrator, the Trustee and Others....................
     Section 8.07      Company and Certificate Administrator Not to Resign......
     Section 8.08      Compensation to the Certificate Administrator............
     Section 8.09      Successor to the Servicer.  .............................
     Section 8.10      Maintenance of Ratings...................................

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                                   ARTICLE IX

DEFAULT.........................................................................
     Section 9.01      Events of Default........................................
     Section 9.02      Trustee to Act; Appointment of Successor.................
     Section 9.03      Waiver of Defaults.......................................
     Section 9.04      Mortgage Loans, Trust Fund and Accounts Held for Benefit
                       of the Certificate Insurer...............................

                                    ARTICLE X

CONCERNING THE TRUSTEE..........................................................
     Section 10.01     Duties of Trustee........................................
     Section 10.02     Certain Matters Affecting the Trustee....................
     Section 10.03     Trustee Not Liable for Certificates or Mortgage Loans....
     Section 10.04     Trustee May Own Certificates.............................
     Section 10.05     Fees and Expenses........................................
     Section 10.06     Eligibility Requirements for Trustee.....................
     Section 10.07     Resignation and Removal of the Trustee...................
     Section 10.08     Successor Trustee........................................
     Section 10.09     Merger or Consolidation of Trustee.......................
     Section 10.10     Appointment of Co-Trustee or Separate Trustee............
     Section 10.11     Appointment of Office or Agency..........................

                                   ARTICLE XI

TERMINATION.....................................................................
     Section 11.01     Termination..............................................
     Section 11.02     Additional Termination Requirements......................
     Section 11.03     Accounting Upon Termination of Servicer..................

                                   ARTICLE XII

MISCELLANEOUS PROVISIONS........................................................
     Section 12.01     Severability of Provisions...............................

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     Section 12.02     Limitation on Rights of Certificateholders...............
     Section 12.03     Amendment................................................
     Section 12.04     Counterparts.............................................
     Section 12.05     Duration of Agreement....................................
     Section 12.06     Governing Law............................................
     Section 12.07     Notices..................................................
     Section 12.08     The Certificate Insurer Default..........................
     Section 12.09     Third Party Beneficiary..................................
     Section 12.10     Intent of the Parties....................................
     EXHIBIT A         FORM OF CERTIFICATES.....................................
     EXHIBIT B         [RESERVED]...............................................
     EXHIBIT C         [RESERVED]...............................................
     EXHIBIT D         FORM OF CLASS R CERTIFICATE..............................
     EXHIBIT E         [RESERVED]...............................................
     EXHIBIT F         MORTGAGE LOAN SCHEDULE...................................
     EXHIBIT G         [RESERVED]...............................................
     EXHIBIT H         FORM OF TRUSTEE CERTIFICATION............................
     EXHIBIT I         FORM OF TRANSFEREE'S LETTER AND AFFIDAVIT................
     EXHIBIT J         FORM OF TRANSFEROR CERTIFICATE...........................
     EXHIBIT K         FORM OF INVESTMENT LETTER................................
     EXHIBIT L         FORM OF RULE 144A LETTER.................................
     EXHIBIT M         REQUEST FOR RELEASE......................................

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         This Pooling and Servicing Agreement, dated as of [DATE], is executed among Chase Funding , Inc., as depositor, [Advanta Mortgage Corp. USA], as servicer, The Chase Manhattan Bank, as certificate administrator and _____________________________________________, as trustee.

         In consideration of the mutual agreements herein contained, the Company, the Servicer, the Certificate Administrator and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01 Certain Defined Terms. Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings.

                  "Accepted Servicing Practices": The Servicer's normal servicing practices, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service for their own account mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

                  "Account": Any Eligible Account established pursuant to Sections 4.05, 4.07, 5.03 or 6.02 hereof.

                  "Accrual Period": With respect to (i) the Group I Certificates and any Distribution Date other than the first Distribution Date, the period commencing on the Distribution Date immediately preceding the month in which such Distribution Date occurs and ending on the calendar day immediately preceding such Distribution Date, and with respect to the first Distribution Date, the period commencing on [DATE] and ending on [DATE] and (ii) the Group II Certificates and any Distribution Date, the prior calendar month.

                  "Advanta": Advanta Mortgage Corp. USA, a Delaware corporation.

                  "Affiliate": With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement": This Pooling and Servicing Agreement, including the Exhibits hereto, and all amendments hereof and supplements hereto.

                  "Amortized Group I Subordinated Amount Requirement": As of any Distribution Date, the product of (i) _____% and (ii) the aggregate outstanding Group I Certificate Principal Balance immediately preceding such Distribution Date.

                  "Amortized Group II Subordinated Amount Requirement": As of any Distribution Date, the product of (i) _____% and (ii) the aggregate outstanding Group II Certificate Principal Balance immediately preceding such Distribution Date.

                  "Appraised Value": As to any Mortgaged Property, the lesser of
(i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is the lesser of the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

                  "Assignment of Mortgage": With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Trustee for the benefit of the Certificateholders.

                  "Authorized Denominations": With respect to each class of Class A Certificates, the minimum Percentage Interest corresponding to a minimum denomination of $25,000 and integral multiples of $1 in excess thereof. With respect to each class of Class S Certificates and Class R Certificates, a minimum Percentage Interest of 10.00% and integral multiples of 0.01 % in excess thereof.

                  "Available Funds Shortfall": With respect to the Group I Loans and any Distribution Date, an amount equal to the sum of (a) the Group I Class A Interest Distribution Amount minus the Group I Available Funds for such Distribution Date and (b) the Group I

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Subordination Deficit. With respect to the Group II Loans and any Distribution
Date, an amount equal to the sum of (a) the Group II Class A Interest Distribution Amount minus the Group II Available Funds for such Distribution Date and (b) the Group II Subordination Deficit.

                  "Balloon Mortgage Loan": Any Mortgage Loan that provided on the date of origination for an amortization schedule extending beyond its stated maturity date.

                  "Balloon Payment": With respect to any Balloon Mortgage Loan, as of any date of determination, the Monthly Payment payable on the stated maturity date of such Mortgage Loan.

                  "Business Day": Any day other than (a) a Saturday or Sunday, or (b) a day on which banking institutions in the State of California, the State of New York or the state where the Trustee's corporate trust office is located are authorized or obligated by law or executive order to be closed.

                  "Certificate": Any Class A Certificate, Class S Certificate or Class R Certificate executed by the Trustee on behalf of the Trust Fund and authenticated by the Trustee.

                  "Certificate Account": The Group I Certificate Account or the Group II Certificate Account, as applicable.

                  "Certificate Administration Fee": As to any Mortgage Loan and any Distribution Date, the fee payable to the Certificate Administrator in respect of its services as Certificate Administrator that accrues monthly at a rate equal to 1/12 of ____% of the Principal Balance of such Mortgage Loan as of the immediately preceding Due Date.

                  "Certificate Administrator": The Chase Manhattan Bank, a New York State banking corporation, or its successor in interest or permitted assigns.

                  "Certificateholder or Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that, neither a Disqualified Organization nor a Non-United States Person shall be a Holder of a Class R Certificate for any purposes hereof and, solely for the purposes of giving any consent (except any consent required to be obtained pursuant to Section 12.03), waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Company, the Servicer or the Certificate Administrator

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or any Affiliate thereof shall be deemed not to be outstanding and the rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 12.03. The Trustee shall be entitled to rely upon a certification of the Company, the Servicer or the Certificate Administrator in determining if any Certificates are registered in the name of a respective Affiliate. Any Certificates on which payments are made under the Certificate Insurance Policy shall be deemed to be outstanding and held by the Certificate Insurer to the extent of such payment.

                  "Certificate Insurance Payments Account": The Certificate Insurance Payments Account established in accordance with Section 6.02(c) hereof and maintained by the Trustee.

                  "Certificate Insurance Policy": As the context requires, either (i) the Group I Certificate Insurance Policy and the Group II Certificate Insurance Policy together or (ii) the Group I Certificate Insurance Policy or the Group II Certificate Insurance Policy, as applicable.

                  "Certificate Insurer": [Certificate Insurer], a [stock insurance company organized and created under the laws of the State of New York], and any successors thereto.

                  "Certificate Insurer Default": The failure by the Certificate Insurer to make a payment required under either of the Group I or Group II Certificate Insurance Policies in accordance with its terms.

                  "Certificate Owner": Any Person who is the beneficial owner of a Class A Certificate registered in the name of the Depository or its nominee.

                  "Certificate Principal Balance": With respect to each class of Class A Certificates, as determined separately, as of any time of determination, the related Original Certificate Principal Balance less any amounts distributed in reduction of the Certificate Principal Balance thereof pursuant to Section
6.03 on all prior Distribution Dates. With respect to each class of Class S Certificates, as determined separately, as of any date of determination, the related Original Certificate Principal Balance, plus the portion of the related Class S Interest Distribution Amount added to the Certificate Principal Balance thereof on each Distribution Date prior to such date pursuant to Section 6.03, plus the related Subordination Increase Amount added to the Certificate Principal Balance thereof on each Distribution Date prior to such date pursuant to Section 6.03, less any amounts distributed in reduction of the Certificate Principal

Balance thereof pursuant to Section 6.03 on all prior Distribution Dates and less any losses allocated thereto pursuant to Section 6.09. The Class R Certificates do not have a "Certificate Principal Balance".

                  "Certificate Register": As described in Section 4.02(a).

                  "Civil Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  "Civil Relief Act Interest Shortfall": With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Civil Relief Act, the amount, if any, by which (a) interest collectible on such Mortgage Loan during the most recently ended calendar month is less than (b) interest accrued for the related Accrual Period on the Principal Balance of such Mortgage Loan, calculated at a rate equal to the sum of (A)(1) with respect to a Group I Loan, the Class IA Pass-Through Rate on the Class IA Certificates or (2) with respect to a Group II Loan, the weighted average of the Class IIA Pass-Through Rates on the Class IIA Certificates, weighted on the basis of the Certificate Principal Balances of such Certificates, in each case for such Distribution Date and (B) the per annum rates at which the related Servicing Fee, the Certificate Administration Fee and Trustee Fee accrue and the related Premium Percentage.

                  "Chase": The Chase Manhattan Bank, a New York banking corporation.

                  "Class A Certificate": Any of the Class IA-1 Certificates, Class IIA-1 Certificates, Class IIA-2 Certificates, Class IIA-3 Certificates, Class IIA-4 Certificates or Class IIA-5 Certificates.

                  "Class A Certificateholder": A Holder of a Class A
Certificate.

                  "Class IA Available Funds Pass-Through Rate": As of any Distribution Date, a per annum rate, expressed as a percentage, equal to the weighted average of the Net Mortgage Interest Rates on the Group I Loans.

                  "Class IIA Available Funds Pass-Through Rate": As of any Distribution Date, a per annum rate, expressed as a percentage, equal to the weighted average of the Net Mortgage Interest Rates on the Group II Loans.

                  "Class IA Carry-Forward Amount": As of any Distribution Date, the sum of (a) the amount, if any, by which (1) the Group I Insured Distribution Amount as of the immediately preceding Distribution Date exceeded (ii) the amount actually distributed to the Holders of the Class IA Certificates on such Distribution Date in respect thereof (including, without limitation, any Insured Payments paid to the Holders of the Class IA Certificates by the Certificate Insurer as described in Sections 6.02 and 6.03 hereof) and (b) interest accrued for the related Accrual Period on the amount described in clause (a), calculated at an interest rate equal to the Class IA Pass-Through Rate on the Class IA Certificates applicable to such Distribution Date. Any Class IA Carry-Forward Amount shall be deemed to be allocated first to any related Group I Subordination Deficit and second to any related Class IA Interest Distribution Amount.

                  "Class IIA Carry-Forward Amount": As of any Distribution Date, the sum of (a) the amount, if any, by which (i) the Group II Insured Distribution Amount as of the immediately preceding Distribution Date exceeded
(ii) the amount actually distributed to the Holders of the Class IIA Certificates on such Distribution Date in respect thereof (including, without limitation, any Insured Payments paid to the Holders of the Class IIA Certificates by the Certificate Insurer as described in Sections 6.02 and 6.03 hereof) and (b) interest accrued for the related Accrual Period on the amount described in clause (a), calculated at an interest rate equal to the weighted average of the Class IIA Pass-Through Rate applicable to such Distribution Date, weighted on the basis of the Certificate Principal Balances of such Certificates. Any Class IIA Carry-Forward Amount shall be deemed to be allocated first to any related Group II Subordination Deficit and second to any related Class IIA Interest Distribution Amount.

                  "Class IA Certificates": The Class IA-1 Certificates.

                  "Class IIA Certificates": Collectively, the Class IIA-1 Certificates, the Class IIA-2 Certificates, the Class IIA-3 Certificates, the Class IIA-4 Certificates and the Class IIA-5 Certificates.

                  "Class IA Interest Distribution Amount": With respect to the Class IA Certificates for any Distribution Date the sum of (i) (a) the aggregate amount of interest accrued for the related Accrual Period on the related Certificate Principal Balance immediately prior to such Distribution Date at the related Class IA Pass-Through Rate (based on a 360-day year and the actual number of days in the prior calendar month if clause
(i) of the definition of Class IA Pass-Through Rate is used with respect to such Distribution Date, or a 360-day year and a 30-day month if clause (ii) of the definition of Class IA Pass-Through Rate is used with respect to such Distribution Date) minus (b) the aggregate related Mortgage Loan Interest Shortfall for such Distribution Date and (ii) the portion of any related Class IA Carry-Forward Amount which relates to a shortfall (other than a related Mortgage Loan Interest Shortfall) in a distribution of a Class IA Interest Distribution Amount in respect of such Class IA Certificates, in each case as of such Distribution Date.

                  "Class IIA Interest Distribution Amount": With respect to each class of Group II Class A Certificates for any Distribution Date the sum of (i)
(a) the aggregate amount of interest accrued for the related Accrual Period on the related Certificate Principal Balance immediately prior- to such Distribution Date at the related Class A Pass-Through Rate (based on a 360-day year and a 30-day month) minus (b) the aggregate related Mortgage Loan Interest Shortfall for such Distribution Date with all such reductions allocated among the Class IIA-1 Certificates, Class IIA-2 Certificates, Class IIA-3 Certificates, Class IIA-4 Certificates and Class IIA-5 Certificates in proportion to their respective amount of Class IIA Interest Distribution Amount which would have resulted absent such reductions and (ii) the portion of any related Class IIA, Carry-Forward Amount which relates to a shortfall (other than a related Mortgage Loan Interest Shortfall) in a distribution of a Class IIA Interest Distribution Amount in respect of such Class IIA Certificates, in each case as of such Distribution Date.

                  "Class IA Pass-Through Rate": With respect to any Distribution Date and the Class IA-1 Certificates, the per annum rate equal to the lesser of:

                           (i) with respect to (a) any Distribution Date which occurs on or prior to the date on which the Pool Principal Balance is less than 10% of the Original Pool Principal Balance, [One-Month LIBOR] plus ____% and
                                    (b) any Distribution Date thereafter
                                    [One-Month LIBOR] plus ____%; and

                           (ii) the Class IA Available Funds Pass-Through Rate for such Distribution Date.

                  "Class IIA Pass-Through Rate": With respect to any Distribution Date, [the lesser of] ____% per annum [and the Class IIA Available Funds Pass-Through Rate.]

                  "Class IA Principal Distribution Amount": With respect to the Class IA Certificates for any Distribution Date, the lesser of:

                  (a) excess of (i) the sum, as of such Distribution Date, of (A) the Group I Available Funds and (B) any related Insured Payment over (ii) the Class IA Interest Distribution Amount; and

                  (b)      the sum, without duplication, of:

                           (i) the portion of any Class IA Carry-Forward Amount which relates to a shortfall in a distribution of a Group I Subordination Deficit,

                           (ii) all scheduled installments of principal in respect of the Group I Loans received or advanced during the related Due Period, together with all unscheduled recoveries of principal in respect of the Group I Loans received by the Servicer during the prior calendar month,

                           (iii) the Principal Balance of each Group I Loan that was repurchased by the Seller during the prior calendar month,

                           (iv) any Substitution Adjustments delivered by the Seller on the related Servicer Remittance Date in connection with a substitution of a Group I Loan,

                           (v) the Net Liquidation Proceeds collected by the Servicer of all Group I Loans during the related Due Period (to the extent such Net Liquidation Proceeds related to principal),

                           (vi) the amount of any Group I Subordination Deficit for such Distribution Date,

                           (vii) the proceeds received by the Trustee with respect to the Group I Loans from any termination of the Trust Fund (to the extent such proceeds are related to principal), and

                           (viii) the amount of any Group I Subordination Increase Amount for such Distribution Date;

                                                       minus

                           (ix) the amount of any Group I Subordination Reduction Amount for such Distribution Date.

                  "Class IIA Principal Distribution Amount": With respect to the Class IIA Certificates for any Distribution Date, the lesser of:

         (a)      the excess of (i) the sum, as of such Distribution Date, of
                  (A) the Group II Available Funds and (B) any related Insured Payment over (ii) the Class IIA Interest Distribution Amount; and

         (b)      the sum, without duplication, of:

                  (i) the portion of any Class IIA Carry-Forward Amount which relates to a shortfall in a distribution of a Group II Subordination Deficit,

                  (ii) all scheduled installments of principal in respect of the Group II Loans received or advanced during the related Due Period, together with all unscheduled recoveries of principal in respect of the Group II Loans received by the Servicer during the prior calendar month,

                  (iii) the Principal Balance of each Group II Loan that either was repurchased by the Seller during the prior calendar month,

                  (iv) any Substitution Adjustments delivered by the Seller on the related Servicer Remittance Date in connection with a substitution of a Group II Loan,

                  (v) the Net Liquidation Proceeds collected by the Servicer of all Group II Loans during the related Due Period (to the extent such Net Liquidation Proceeds related to principal),

                  (vi) the amount of any Subordination Deficit for such Distribution Date,

                  (vii) the proceeds received by the Trustee with respect to the Group II Loans of any termination of the Trust Fund (to the extent such proceeds are related to principal), and

                  (viii) the amount of any Group II Subordination Increase Amount for such Distribution Date;

                                                       minus

                  (ix) the amount of any Group II Subordination Reduction Amount for such Distribution Date.

                  "Class IA-1 Certificate": Any Certificate designated as a "Class IA-1 Certificate" on the face thereof, in the form of Exhibit B-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein.

                  "Class IIA-1 Certificate": Any Certificate designated as a "Class IIA-1 Certificate" on the face thereof, in the form of Exhibit B-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein.

                  "Class IIA-2 Certificate": Any Certificate designated as a "Class IIA-2 Certificate" on the face thereof, in the form of Exhibit B-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein.

                  "Class IIA-3 Certificate": Any Certificate designated as a "Class IIA-3 Certificate" on the face thereof, in the form of Exhibit B-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein.

                  "Class IIA-4 Certificate": Any Certificate designated as a "Class IIA-4 Certificate" on the face thereof, in the form of Exhibit B-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein.

                  "Class IIA-5 Certificate": Any Certificate designated as a "Class IIA-5 Certificate" on the face thereof, in the form of Exhibit B-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein.

                  "Class I S Certificate": Any Certificate designated as a "Class I S Certificate" on the face thereof, in the form of Exhibit B-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein.

                  "Class II S Certificate": Any Certificate designated as a "Class II S Certificate" on the face thereof, in the form of Exhibit B-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein.

                  "Class R Certificate": Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B-2, subordinate to the Class A Certificates in right of payment to the extent set forth herein and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

                  "Class R Certificateholder": A Holder of a Class R
Certificate.

                  "Class S Certificate": Any of the Class I S or Class II S Certificates.

                  "Class S Certificateholder": A Holder of a Class S
Certificate.

                  "Class S Interest Distribution Amount": With respect to each class of Class S Certificates for any Distribution Date, the aggregate amount of interest accrued for the related Accrual Period on the related Notional Amount immediately prior to such Distribution Date at the related Class S Pass-Through Rate (based on a 360-day year and the actual number of days in the prior calendar month in the case of the Class I S Certificates and a 360-day year and a 30-day month in the case of the Class II S Certificates.

                  "Class S Pass-Through Rate": With respect to the Class I S Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the related Pool Strip Rates of all of the Group I Loans in the Trust Fund as of the Due Date in the month immediately preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Principal Balances of such Mortgage Loans at the beginning of the related Due Period. With respect to the Class II S Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the related Pool Strip Rates of all of the Group II Loans in the Trust Fund as of the Due Date in the month immediately preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Principal Balances of such Mortgage Loans at the beginning of the related Due Period.

                  "Closing Date": [DATE].

                  "Code": The Internal Revenue Code of 1986, as amended.

                  "Collection Account": The Eligible Account established and maintained by the Servicer pursuant to Section 5.03.

                  "Combined Loan-to-Value Ratio": With respect to any Mortgage Loan secured by a second lien on the related Mortgaged Property, as of any date, the fraction, expressed as a percentage, the numerator of which is the sum of
(i) the current principal balance of such Mortgage Loan and (ii) the current aggregate principal balance of the related Senior Mortgage Loans (if any) at the date of determination, and the denominator of which is the Appraised Value of the related Mortgaged Property.

                  "Company": Chase Funding, Inc., a New York corporation, and any successor thereto.

                  "Compensating Interest": As defined in Section 6.05 hereof.

                  "Corporate Trust Office": The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this instrument is located at _____________________________________________________________________
________________________________________________________________.

                  "Curtailment": With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency.

                  "Cut-off Date": [DATE].

                  "DCR": Duff & Phelps Credit Rating Co., or its successor in interest.

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction of the Monthly Payment due on such Mortgage Loan in a proceeding under the United States Bankruptcy Code, except such a reduction that constitutes a Deficient Valuation or a permanent forgiveness of principal.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of such Mortgage Loan, which valuation results from a proceeding initiated under the United States Bankruptcy Code.

                  "Deleted Mortgage Loan": A Mortgage Loan replaced by or to be replaced by a Qualified Substitute Mortgage Loan.

                  "Delinquent": A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

                  "Depository": The Depository Trust Company, 55 Water Street, New York, New York 10041 and any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Class A Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Depository Participant": Any broker-dealer, bank or other financial institution for which the Depository holds Class A Certificates from time to time as a securities depositary.

                  "Disqualified Organization": Any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income). or rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and
(iv) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to the Trustee that the holding of an ownership interest in a Class R Certificate by such Person may cause the REMIC or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

                  "Distribution Date": The 25th day of any month or if such 25th day is not a Business Day, the first Business Day immediately following, commencing on [DATE].

                  "Due Date": The first day of each calendar month.

                  "Due Period": With respect to each Distribution Date, the period beginning on the opening of business on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs, and ending at the close of business on the first day of the calendar month in which such Distribution Date occurs.

                  "Eligible Account": Either (A) an account or accounts maintained with an institution (which may include the Trustee, provided such institution otherwise meets these requirements) whose deposits are insured by the FDIC, the unsecured and uncollateralized debt obligations of which institution shall be rated AA or better by S&P and DCR and Aa2 or better by Moody's and in the highest short term rating by the Rating Agencies, and which is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association (including the Trustee) duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Certificate Insurer and the Rating Agencies or (B) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution acceptable to each Rating Agency and the Certificate Insurer (Chase shall be deemed acceptable, provided that Chase otherwise meets these requirements), having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "Event Of Default": One or more of the events described in
Section 9.01 hereof.

                  "FDIC": The Federal Deposit Insurance Corporation and any successor thereto.

                  "FHLMC": The Federal Home Loan Mortgage Corporation and any successor thereto.

                  "FNMA": The Federal National Mortgage Association and any successor thereto.

                  "Foreclosure Profits": As to any Distribution Date, (i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Mortgage Loan during the month immediately preceding the month of such Distribution Date minus (ii) the sum of the unpaid principal balance of each such Liquidated Mortgage Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Mortgagee Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid pursuant to Section 5.11) to the first day of the month following the month in which such Mortgage Loan became a Liquidated Mortgage Loan.

                  "Fund": The VISTA U.S. Government Money Market Fund and the VISTA Prime Money Market Fund, referred to collectively. The Servicer shall instruct the Trustee regarding the voting of any proxies with respect to the Fund.

                  "GAAP": Generally accepted accounting principles.

                  "Gross Margin": As to each Group I Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the related Mortgage Loan Schedules as the 'Gross Margin, " which percentage is added to the related Index on each Rate Adjustment Date to determine (subject to rounding, the Periodic Cap, Lifetime Floor and the Lifetime Cap) the Mortgage Interest Rate on such Mortgage Loan until the next Rate Adjustment Date.

                  "Group I Available Funds": As defined in Section 6.02(a).

                  "Group II Available Funds": As defined in Section 6.02(a).

                  "Group I Certificate Account": The Certificate Account established with respect to the Group I Certificates in accordance with Section
4.05 hereof and maintained by the Trustee.

                  "Group II Certificate Account": The Certificate Account established with respect to the Group II Certificates in accordance with Section
4.05 hereof and maintained by the Trustee.

                  "Group I Certificate Insurance Policy": The certificate guaranty insurance policy No. _____, and all endorsements thereto dated the Closing Date, issued by the Certificate Insurer for the benefit of the Group I Certificateholders, a copy of which is attached hereto as Exhibit A-1.

                  "Group II Certificate Insurance Policy": The certificate guaranty insurance policy No. _____, and all endorsements thereto dated the Closing Date, issued by the Certificate Insurer for the benefit of the Group II Certificateholders, a copy of which is attached hereto as Exhibit A-2.

                  "Group I Certificates": Collectively, the Class IA-1 Certificates, the Class I S Certificates and the Class R Certificates.

                  "Group II Certificates": Collectively, the Class IIA Certificates, the Class II S Certificates and the Class R Certificates.

                  "Group I Excess Subordinated Amount": With respect to any Distribution Date, the difference, if any, between (a) the Group I Subordinated Amount that would exist on such Distribution Date after taking into account all distributions to be made on such Distribution Date (exclusive of any reductions thereto attributable to Group I Subordination Reduction Amounts on such Distribution Date) and (b) the Group I Required Subordinated Amount for such Distribution Date.

                  "Group II Excess Subordinated Amount": With respect to any Distribution Date, the difference, if any, between (a) the Group II Subordinated Amount that would exist on such Distribution Date after taking into account all distributions to be made on such Distribution Date (exclusive of any reductions thereto attributable to Group II Subordination Reduction Amounts on such Distribution Date) and (b) the Group II Required Subordinated Amount for such Distribution Date.

                  "Group I Insured Distribution Amount": With respect to any Distribution Date, the sum of (a) the Class IA Interest Distribution Amount with respect to such Distribution Date and (b) the Group I Subordination Deficit, if any, as of such Distribution Date.

                  "Group II Insured Distribution Amount": With respect to any Distribution Date, the sum of (a) the Class IIA Interest Distribution Amount with respect to such Distribution Date and (b) the Group II Subordination Deficit, if any, as of such Distribution Date.

                  "Group I Loans" or "Loan Group I": The group of Mortgage Loans identified on Exhibit D- I from time to time.

                  "Group II Loans"or "Loan Group II": The group of Mortgage Loans identified on Exhibit D-2 from time to time.

                  "Group I Net Monthly Excess Cashflow": As of any Distribution Date, an amount equal to (x) the Group I Available Funds minus (y) the sum of
(1) the sum of the Class IA Interest Distribution Amount and the amount described in clause (b) of the definition of Class IA Principal Distribution Amount (calculated for this purpose without regard to any Group IA

Subordination Increase Amount or portion thereof included therein) and (ii) the Group I Reimbursement Amount, if any, for such Distribution Date.

                  "Group II Net Monthly Excess Cashflow": As of any Distribution Date, an amount equal to (x) the Group II Available Funds minus (y) the sum of
(i) sum of the Class IIA Interest Distribution Amount and the amount described in clause (b) of the definition of Class IIA Principal Distribution Amount (calculated for this purpose without regard to any Group II Subordination Increase Amount or portion thereof included therein) and (ii) the Group II Reimbursement Amount, if any, for such Distribution Date.

                  "Group I Pool Principal Balance": The aggregate Principal Balances of the Group I Loans as of any date of determination.

                  "Group II Pool Principal Balance": The aggregate Principal Balances of the Group II Loans as of any date of determination.

                  "Group I Principal Remittance Amount": As of any Distribution Date, the sum, without duplication, of the amounts specified in clauses (b)(ii) through (v), (vii) and (viii) of the definition of Class IA Principal Distribution Amount.

                  "Group II Principal Remittance Amount": As of any Distribution Date, the sum, without duplication, of the amounts specified in clauses (b)(1) through (v), (vii) and (viii) of the definition of Class IIA Principal Distribution Amount.

                  "Group I Reimbursement Amount": As of any Distribution Date, the sum of (a)(i) all Group I Insured Payments (as defined in the Group I Certificate Insurance Policy) previously paid by the Certificate Insurer and in each case not previously repaid to the Certificate Insurer pursuant to Sections 6.03(b) or 6.03(c) hereof plus (ii) interest accrued on each such Group I Insured Payment and Group I Preference Payments not previously repaid calculated at the Class IA Pass-Through Rate from the date such Group I Insured Payment or Group I Preference Amount was made and (b)(i) any amounts then due and owing to the Certificate Insurer under the Insurance Agreement, as certified to the Trustee by the Certificate Insurer plus (ii) interest on such amounts at the Late Payment Rate (as defined in the Insurance Agreement), The Certificate Insurer shall notify the Trustee, the Certificate Administrator and the Company of the amount of any Group I Reimbursement Amount.

                  "Group II Reimbursement Amount": As of any Distribution Date, the sum of (a)(i) all Group II Insured Payments (as defined in the Group II Certificate Insurance Policy) previously paid by the Certificate Insurer and in each case not previously repaid to the Certificate Insurer pursuant to Sections 6.03(b) or 6.03(c) hereof plus (ii) interest accrued on each such Group II Insured Payment and Group II Preference Payments not previously repaid calculated at the Class IIA Pass-Through Rate from the date such Group II Insured Payment or Group II Preference Amount was made and (b)(i) any amounts then due and owing to the Certificate Insurer under the Insurance Agreement, as certified to the Trustee by the Certificate Insurer plus (ii) interest on such amounts at the Late Payment Rate (as defined in the Insurance Agreement). The Certificate Insurer shall notify the Trustee, the Certificate Administrator and the Company of the amount of any Group II Reimbursement Amount.

                  "Group I Required Subordinated Amount": For each Distribution Date, the amount determined as follows:

                  (a) for any Distribution Date occurring during the period commencing on the Closing Date and ending on the later of (x) the date upon which principal payments on the Group I Loans equal to one-half of the Original Group I Pool Principal Balance have been received and (y) the thirtieth Distribution Date following the Closing Date, the greater of the following:

                           (i) the Initial Group I Specified Subordinated Amount; and

                           (ii) two times an amount equal to (x) one-half of the
                  aggregate Principal Balances of all Group I Loans which are 91 or more days Delinquent (including REO Properties) minus (y) three times the Group I Net Monthly Excess Cashflow for such Distribution Date; and

                           (b) for any Distribution Date occurring after the end
                  of the period in clause (a) above, the greatest of the following:

                                    (i) the lesser of (A) the Initial Group I
                           Specified Subordinated Amount and (B) two times the Amortized Group I Subordinated Amount Requirement,

                                    (ii) two times the difference of (A)
                           one-half of the aggregate Principal Balances of all Group I Loans which are 91 or more days Delinquent (including REO Properties) and (B) three times the Group I Net Monthly Excess Cashflow for such Distribution Date,

                                    (iii) an amount equal to 0.50% of the
                           Original Group I Pool Principal Balance and

                                    (iv) the sum of the outstanding Principal
                           Balances of the Group I Loans with the four largest outstanding Principal Balances.

                  Notwithstanding anything to the contrary set forth in clauses
(a) or (b) above, on or after any Distribution Date on which a Group I Insured Payment is made, or any Distribution Date on which an Event of Default has occurred and is continuing, the Group I Required Subordinated Amount shall be equal to the Group I Required Subordinated Amount as of the Distribution Date immediately prior to the Distribution Date on which either such event occurred.

                  "Group II Required Subordinated Amount": For each Distribution Date, the amount determined as follows:

                  (a) for any Distribution Date occurring during the period commencing on the Closing Date and ending on the later of (x) the date upon which principal payments on the Group II Loans equal to one-half of the Original Group II Pool Principal Balance have been received and
         (y) the thirtieth Distribution Date following the Closing Date, the greater of the following:

                           (i) the Initial Group II Specified Subordinated Amount; and

                           (ii) two times an amount equal to (x) one-half of the
                  aggregate Principal Balances of all Group II Loans which are 91 or more days Delinquent (including REO Properties) minus
                  (y) three times the Group II Net Monthly Excess Cashflow for such Distribution Date; and

                  (b) or any Distribution Date occurring after the end of the period in clause (a) above, the greatest of the following:

                                    (i) the lesser of (A) the Initial Group II
                  Specified Subordinated Amount and (B) two times the Amortized Group II Subordinated Amount Requirement,

                                    (ii) two times the difference of (A)
                  one-half of the aggregate Principal Balances of all Group II Loans which are 91 or more days Delinquent (including REO Properties) and (B) three times the Group II Net Monthly Excess Cashflow for such Distribution Date,

                                    (iii) an amount equal to 0.50% of the
                  Original Group II Pool Principal Balance and

                                    (iv) the sum of the then outstanding
                  Principal Balances of the Group II Loans with the four largest outstanding Principal Balances.

         Notwithstanding anything to the contrary set forth in clauses (a) or
(b) above, on or after any Distribution Date on which a Group II Insured Payment is made, or any Distribution Date on which an Event of Default has occurred and is continuing, the Group II Required Subordinated Amount shall be equal to the Group II Required Subordinated Amount as of the Distribution Date immediately prior to the Distribution Date on which either such event occurred.

                  "Group I Subordinated Amount": As of any Distribution Date, the difference, if any, between (a) the Group I Pool Principal Balance as of the close of business on the last day of the related Due Period and (b) the aggregate Certificate Principal Balance of the Class IA Certificates as of such Distribution Date (after taking into account the payment of the Group I Principal Remittance Amount on such Distribution Date); provided, however, that such amount shall not be less than zero.

                  "Group II Subordinated Amount": As of any Distribution Date, the difference, if any, between (a) the Group II Pool Principal Balance as of the close of business on the last day of the related Due Period and (b) the aggregate Certificate Principal Balance of the Class IIA Certificates as of such Distribution Date (after taking into account the payment of the Group II Principal Remittance Amount on such Distribution Date); provided, however, that such amount shall not be less than zero.

                  "Group I Subordination Deficiency Amount": With respect to any Distribution Date, the amount, if any, by which (a) the Group I Required Subordinated Amount applicable to such Distribution Date exceeds (b) the Group I Subordinated Amount applicable to such Distribution Date prior to taking into account the payment of any related Group I Subordination Increase Amounts on such Distribution Date.

                  "Group II Subordination Deficiency Amount": With respect to any Distribution Date, the amount, if any, by which (a) the Group II Required Subordinated Amount applicable to such Distribution Date exceeds (b) the Group II Subordinated Amount applicable to such Distribution Date prior to taking into account the payment of any related Group II Subordination Increase Amounts on such Distribution Date.

                  "Group I Subordination Deficit": As of any Distribution Date, the amount, if any, by which (a) the aggregate Certificate Principal Balance of the Class IA Certificates (after taking into account the payment of the Class IA Principal Distribution Amount (other than payments in respect thereof under the Group I Certificate Insurance Policy)) on such date exceeds (b) the Group I Pool Principal Balance determined as of the end of the immediately preceding Due Period.

                  "Group II Subordination Deficit": As of any Distribution Date, the amount, if any, by which (a) the aggregate Certificate Principal Balance of the Class IIA Certificates (after taking into account the payment of the Class IIA Principal Distribution Amount (other than payments in respect thereof under the Group II Certificate Insurance Policy)) on such date exceeds (b) the Group II Pool Principal Balance determined as of the end of the immediately preceding Due Period.

                  "Group I Subordination Increase Amount": With respect to any Distribution Date, the lesser of (a) the Group I Subordination Deficiency Amount as of such Distribution Date (after taking into account the payment of the Class IA Principal Distribution Amount on such Distribution Date (other than clause
(viii) thereof)) and (b) the amount of Group I Net Monthly Excess Cashflow on such Distribution Date.

                  "Group II Subordination Increase Amount": With respect to any Distribution Date, the lesser of (a) the Group II Subordination Deficiency Amount as of such Distribution

Date (after taking into account the payment of the Class IIA Principal Distribution Amount on such Distribution Date (other than clause (viii) thereof)) and (b) the amount of Group II Net Monthly Excess Cashflow on such Distribution Date.

                  "Group I Subordination Reduction Amount": With respect to any Distribution Date, an amount equal to the lesser of (a) the Group I Excess Subordinated Amount for such Distribution Date and (b) the Group I Principal Remittance Amount for the prior Due Period.

                  "Group II Subordination Reduction Amount": With respect to any Distribution Date, an amount equal to the lesser of (a) the Group II Excess Subordinated Amount for such Distribution Date and (b) the Group II Principal Remittance Amount for the prior Due Period.

                  "Index": As to any Group I Loan, a rate per annum equal to the average of the interbank offered rates for six month United States dollar deposits in the London market as published in the Western Edition of The Wall Street Journal, as most recently available as of the first business day forty-five, thirty or five days prior to any Rate Adjustment Date, as specified in the related Mortgage Note.

                  "Indirect Participant": Any financial institution for whom any Depository Participant holds an interest in a Class A Certificate.

                  "Initial Group I Specified Subordinated Amount": An amount equal to ____% of the Original Group I Pool Principal Balance.

                  "Initial Group II Specified Subordinated Amount": An amount equal to ____% of the Original Group II Pool Principal Balance.

                  "Insurance Agreement": The Insurance Agreement dated as of [DATE] among the Certificate Insurer, the Company, the Servicer, the Certificate Administrator and the Trustee and attached hereto as Exhibit R, as such agreement may be amended or supplemented in accordance with the provisions thereof.

                  "Insurance Proceeds": Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with Accepted Servicing Practices. "Insurance Proceeds" do not include "Insured Payments."

                  "Insured Payment": As determined separately for the Group I and Group II Class A Certificates, the sum of (i) with respect to each Distribution Date, the related Available Funds Shortfall and (ii) any related unpaid Preference Amount.

                  "Interest Determination Date": With respect to any Accrual Period, the second London Business Day preceding the commencement of such Accrual Period.

                  "Lifetime Cap": As to any Mortgage Loan in Loan Group I, the maximum Mortgage Interest Rate set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule, which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

                  "Lifetime Floor": As to any Mortgage Loan in Loan Group I, the minimum Mortgage Interest Rate set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule, which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

                  "Liquidated Loan Loss": With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Mortgage Loan during the Due Period preceding such Distribution Date, equal to (i) the unpaid principal balance of each such Liquidated Mortgage Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month in which such Mortgage Loan became a Liquidated Mortgage Loan, minus (ii) Net Liquidation Proceeds with respect to such Liquidated Mortgage Loan.

                  "Liquidated Mortgage Loan": A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

                  "Liquidation Expenses": Expenses incurred by the Servicer or any Subservicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed amount expended by the Servicer pursuant to Sections 5.05, 5.06 and 5.11 respecting the related Mortgage Loan and any unreimbursed expenditures for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an PEO Mortgage Loan which have been netted against related REO Proceeds.

                  "Liquidation Proceeds": Amounts received by the Servicer (including Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

                  "Loan-to-Value Ratio or LTV": With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the principal balance of such Mortgage Loan, as of the date of origination of the Mortgage Loan, divided by the Appraised Value of the related Mortgaged Property.

                  "London Business Day": Any day in which banks in the City of London, England are open and conducting transactions in United States dollars.

                  "Majority Certificateholders": With respect to each Loan Group, the Holder or Holders of Class A Certificates evidencing Percentage Interests in excess of 51 % in the aggregate.

                  "Monthly Payment": As to any Mortgage Loan (including any REO Mortgage Loan) and any Due Date, the scheduled payment of principal and interest due thereon for such Due Date (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than Deficient Valuations or similar proceeding or any moratorium or similar waiver or grace period).

                  "Moody's": Moody's Investors Service, Inc., or any successor thereto.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first lien or second lien on the Mortgaged Property.

                  "Mortgage File": The mortgage documents listed in Exhibit C attached hereto pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

                  "Mortgage Impairment Insurance Policy": As defined in Section 5.07.

                  "Mortgage Interest Rate": As to any Group I Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first related Rate Adjustment Date occurring after the Cut-off Date, the initial Mortgage Interest Rate for such Mortgage Loan indicated on the Mortgage Loan Schedule and (b) from and after such first Rate Adjustment Date, the sum of the related Index applicable to the most recent Rate Adjustment Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Periodic Cap, the Lifetime Cap and Lifetime Floor set forth in the related Mortgage Note that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan. As to any Group II Loan, the fixed per annum rate at which interest accrued on the unpaid principal balance thereof, which rate is the Mortgage Interest Rate for such Group II Loan indicated on the related Mortgage Loan Schedule.

                  "Mortgage Loan": An individual mortgage loan which is assigned and transferred to the Trustee pursuant to this Agreement, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom (other than payments of interest that accrued on each Mortgage Loan up to and including the Due Date therefor occurring, with respect to the Mortgage Loans prior to the Cut-off Date), the Mortgage Loans originally subject to this Agreement being identified on the Mortgage Loan Schedule. As applicable, Mortgage Loan shall be deemed to refer to the related REO Property.

                  "Mortgage Loan Group": The Group I Loans or Group II Loans. References herein to "Mortgage Loan Group" when used with respect to any Certificate shall mean (i) Group I Loans, in the case of the Group I Certificates, and (ii) Group II Loans, in the case of the Group II Certificates.

                  "Mortgage Loan Interest Shortfall": With respect to any Distribution Date, as to the Mortgage Loans in either Loan Group, the sum of (a) any Civil Relief Act Interest Shortfalls in respect of such Mortgage Loans for such Distribution Date and (b) any related Servicer Default Prepayment Interest Shortfall. A "Servicer Default Prepayment Interest Shortfall" will only exist on a Distribution Date with respect to which the Servicer has defaulted on its obligations under Sections 5.19 and 6.05 with respect to Prepayment Interest Shortfalls and on such a Distribution Date will equal, for Loan Groups I and II in the aggregate, the excess of (i) the aggregate maximum amount of Compensating Interest required pursuant to Sections
5.19 and 6.05 to have been paid by the Servicer or a Subservicer or netted against the Servicer's aggregate Servicing Fee for such Distribution Date over
(ii) the amount of Compensating Interest actually paid by the Servicer or a Subservicer or actually netted against the Servicer's aggregate Servicing Fee for such Distribution Date.

                  "Mortgage Loan Schedule": The lists of the Mortgage Loans transferred to the Trustee on or before the Closing Date as part of the Trust Fund and attached hereto as Exhibits D-1 and D-2 and delivered in computer readable format, which list shall set forth at a minimum the following information as to each Mortgage Loan:

                  (i)      the Mortgage loan identifying number,

                  (ii)     the city, state and zip code of the Mortgaged
                           Property;

                  (iii)    the type of property;

                  (iv)     the current Monthly Payment as of the Cut-off Date;

                  (v)      the original number of months to maturity;

                  (vi)     the scheduled maturity date;

                  (vii)    the Principal Balance as of the Cut-off Date;

                  (viii) the Loan-to-Value Ratio or Combined Loan-to-Value Ratio at origination;

                  (ix)     the Mortgage Interest Rate as of the Cut-off Date;

                  (x)      the Mortgage Interest Rate at origination;

                  (xi) the Gross Margin (with respect to Group I Loans) and the frequency of the adjustment thereof;

                  (xii) the first Rate Adjustment Date (with respect to Group I Loans) after the Cut-off Date;

                  (xiii) the first Rate Adjustment Date after origination and the frequency of adjustment (with respect to Group I Loans);

                  (xiv)    the Lifetime Cap (with respect to Group I Loans);

                  (xv)     the Lifetime Floor (with respect to Group I Loans);

                  (xvi)    the Appraised Value;

                  (xvii)   the stated purpose of the loan at origination;

                  (xviii)  the type of occupancy at origination;

                  (xix) the documentation type (as described in the Underwriting Guidelines),

                  (xx)     the Periodic Cap (with respect to Group I Loans);

                  (xxi) the loan classification (as described in the Underwriting Guidelines),

                  (xxii) the related Index (with respect to Group I Loans) and the look-back period for such Mortgage Loan;

                  (xxiii) the Servicing Fee with respect to such Mortgage Loan, expressed as a rate per annum; and

                  (xxiv) whether such Mortgage Loan is secured by a first lien or second lien.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

                  "Mortgage Note": The original, executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgaged Property": The underlying property securing a Mortgage Loan, consisting of a fee simple estate in a single parcel of land improved by a Residential Dwelling.

                  "Mortgagor": The obligor on a Mortgage Note.

                  "Net Foreclosure Profits": As to any Distribution Date, an amount equal to (i) the aggregate Foreclosure Profits with respect to such Distribution Date minus (ii) Liquidated Loan Losses with respect to such Distribution Date.

                  "Net Liquidation Proceeds": As to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses and net of any unreimbursed Periodic Advances and unreimbursed Servicing Advances made by the Servicer. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

                  "Net Mortgage Interest Rate": With respect to each Mortgage Loan at any time of determination, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of the per annum rates used to determine the related Servicing Fee and Certificate Administration Fee and the Premium Percentage. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

                  "Net REO Proceeds": As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

                  "Nonrecoverable Advances": With respect to any Mortgage Loan,
(a) any Periodic Advance or Servicing Advance previously made and not reimbursed from late collections pursuant to Section 5.04(b), or (b) a Periodic Advance or Servicing Advance proposed to be made in respect of a Mortgage Loan or REO Property either of which, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate delivered to the Certificate Insurer and the Trustee would not be ultimately recoverable pursuant to Section 5.04.

                  "Non-United States Person": Any Person other than a United States Person.

                  "Notional Amount": As of any Distribution Date, with respect to the Class I S Certificates, an amount equal to the aggregate Principal Balance of the Group I Loans immediately prior to such date. As of any Distribution Date, with respect to the Class II S Certificates, an amount equal to the aggregate Principal Balance of the Group II Loans immediately prior to such date.

                  "Officer's Certificate": A certificate signed by the Chairman of the Board, the President or a Vice President and the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller and/or the Servicer, or the Company, as required by this Agreement.

                  "One-Month LIBOR": With respect to any Accrual Period, the rate determined by the Trustee on the related Interest Determination Date on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Reuters Screen LIBO Page, as of 11:00 a.m. (London time) on such Interest Determination Date. On each Interest Determination Date, One-Month LIBOR for the related Accrual Period will be established by the Trustee as follows:

                  (i) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-month LIBOR for the related Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).

                  (ii) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the higher of (1) One-Month LIBOR as determined on the previous Interest Determination Date and (2) the Reserve Interest Rate.

                  "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be counsel for the Seller, the Servicer, the Certificate Administrator, the Trustee, a Certificateholder or a Certificateholder's prospective transferee or the Certificate Insurer (including except as otherwise provided herein, in-house counsel) reasonably acceptable to each addressee of such opinion and experienced in matters relating to the subject of such opinion; except that any opinion of counsel relating to (a) the qualification of the Trust Fund as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of counsel who (i) is in fact independent of the Seller, the Servicer, the Certificate Administrator and the Trustee, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller, the Servicer, the Certificate Administrator or the Trustee or in an Affiliate thereof, (iii) is not connected with the Seller, the Servicer, the Certificate Administrator or the Trustee as an officer, employee, director or person performing similar functions and (iv) is reasonably acceptable to the Certificate Insurer,

                  "Original Group I Pool Principal Balance": The Group I Pool Principal Balance as of the Cut-off Date, which is $_____________.

                  "Original Group II Pool Principal Balance": The Group II Pool Principal Balance as of the Cut-off Date, which is $_____________.

                  "Original Certificate Principal Balance": As of the Startup Day and as to the Class IA-1 Certificates, $_____________, as to the Class IIA-1 Certificates, $_____________, as to the Class IIA-2 Certificates, $_____________, as to the Class IIA-3 Certificates, $_____________, as to the Class IIA-4 Certificates, $____________, as to the Class IIA-5 Certificates, $____________, and as to the each class of Class S Certificates, $0.00. The Class R Certificates do not have an Original Certificate Principal Balance.

                  "Original Pool Principal Balance": The Pool Principal Balance as of the Cut-off Date, which is $______________.

                  "Outstanding Mortgage Loan": As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date, which was not repurchased by the Seller prior to such Due Date pursuant to Section 2.02 and which was not repurchased by an Affiliate of the Seller pursuant to Section 5.17.

                  "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Owner-Occupied Mortgaged Property": A Residential Dwelling as to which (a) the related Mortgagor represented an intent to occupy as such Mortgagor's primary, secondary or vacation residence at the origination of the Mortgage Loan, and (b) the Seller has no actual knowledge that such Residential Dwelling is not so occupied.

                  "Paying Agent": The Person appointed by the Trustee as Paying Agent pursuant to Section 4.07.

                  "Paying Agent Account": The account created and maintained pursuant to Section 4.07.

                  "Percentage Interest": With respect to a Class A Certificate and any date of determination, the portion evidenced by such Certificate, expressed as a percentage rounded to four decimal places, equal to a fraction the numerator of which is the initial Authorized Denomination represented by such Certificate and the denominator of which is the Original Certificate Principal Balance of such Certificate. With respect to a Class S or Class R Certificate and any date of determination, the portion evidenced thereby as stated on the face of such Certificate.

                  "Periodic Advance": The aggregate of the advances with respect to Mortgage Loans and REO Properties required to be made by the Servicer on any Servicer Remittance Date pursuant to Section 5.20 hereof, the amount of any such advances being equal to the sum of: (i) with respect to the Mortgage Loans (other than Balloon Mortgage Loans with delinquent Balloon Payments as described in clause (iii) below and other than REO Properties as described in clauses (ii) and (iv) below), all Monthly Payments (net of the related Servicing Fee) on such Mortgage loans that were delinquent as of the close of business on the Business Day preceding the related Servicer Remittance Date, plus (ii) with respect to each REO Property (other than any REO Property relating to a Balloon Mortgage Loan with a delinquent Balloon Payment as described in clause (iv) below), which REO Property was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the Monthly Payment (net of the related Servicing Fee) for the most recently ended Due Period for the related Mortgage Loan minus the net income from such REO Property transferred to the related Certificate Account for such Distribution Date, plus (iii) with respect to each Balloon Mortgage Loan with a delinquent Balloon Payment (other than any related REO Property as described in clause (iv) below), an amount equal to the assumed monthly principal and interest payment (net of the related Servicing Fee) that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Mortgage Loan, plus (iv) with respect to each REO Property relating to a Balloon Mortgage Loan with a delinquent Balloon Payment, which REO Property was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the assumed monthly principal and interest payment (net of the related Servicing Fee) that would have been due on the related Due Date based on the original principal amortization schedule for the related Balloon Mortgage Loan minus the net income from such REO Property transferred to the related Certificate Account for such Distribution Date, minus
(v) the amount of any advance otherwise required for such Distribution Date pursuant to clauses (i) through (iv) above which the Servicer has determined to be a Nonrecoverable Advance.

                  "Periodic Cap": With respect to each Group I Loan, the provision in the related Mortgage Note that provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on a Rate Adjustment Date above or below the Mortgage Interest Rate previously in effect.

                  "Permitted Investments:"  One or more of the following:

                  (i) obligations of, or guaranteed as to principal and interest by, the United States or obligations of any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States; provided that any such obligation held as a "cash flow investment" within the meaning of Section 860G(a)(6) of the Code shall not have a remaining maturity of more than 45 days;

                  (ii) repurchase agreements on obligations specified in clause
         (i) maturing not more than two months from the date of acquisition thereof, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest rating categories and the short-term debt obligations of the party agreeing to repurchase are rated A-1 by S&P and Prime-1 by Moody's;

                  (iii) federal funds, certificates of deposit, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 60 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state, provided that the long-term unsecured debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in one of its two highest rating categories and the short-term obligations of such depository institution or trust company are rated A-1 by S&P and Prime-1 by Moody's;

                  (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term unsecured commercial paper rating category; provided that such commercial paper shall have a remaining maturity of not more than 45 days;

                  (v) the Fund unless S&P or Moody's notifies the Servicer in writing that investment in the Fund would result in a reduction or withdrawal of the rating of any of the Class A or Class M Certificates; and

                  (vi) other obligations or securities that are "permitted investments" within the meaning of Section 860G(a)(5) of the Code and acceptable to each Rating Agency and S&P rating the Certificates as an Eligible Investment hereunder and will not result in a reduction or withdrawal in the then current rating of any Class of Certificates, as evidenced by a letter to such effect from each Rating Agency;

provided that no such instrument shall be a Permitted Investment if such instrument evidences either (a) a right to receive only interest payments with respect to the obligations underlying such instrument, or (b) both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

                  "Permitted Transferee": Any transferee of a Class R Certificate other than a Non-United States Person or Disqualified Organization.

                  "Person": Any individual, corporation, partnership, Joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan": As defined in Section 4.02(d).

                  "Policy Business Day": A Business Day as defined in the Certificate Insurance Policy.

                  "Pool Principal Balance": The sum of the Group I Pool Principal Balance and the Group II Pool Principal Balance as of any date of determination.

                  "Pool Strip Rate": With respect to the Class I S Certificates and the Group I Loans, a per annum rate equal to the weighted average of the related Net Mortgage Interest Rates, weighted on the basis of the related Principal Balances of such Mortgage Loans at the beginning of the related Due Period, minus the Class IA Pass Through Rate. With respect to the Class II S Certificates and the Group II Loans, a per annum rate equal to the related Net Mortgage Interest Rate minus the Class IIA Pass-Through Rate. The Pool Strip Rates are also designated on the related Mortgage Loan Schedule as the "Class I S Strip" or the "Class II S Strip" as applicable for such Mortgage Loan and the related Class S Certificates.

                  "Preference Amount": Any amount previously distributed to a Class A Certificateholder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

                  "Preference Claim": As defined in Section 6.02(f).

                  "Premium Amount": The product of 1/12 of the Premium Percentage and the Certificate Principal Balance for the related Distribution Date.

                  "Premium Percentage": With respect to any Group I Loan or Group II Loan, the fixed percentage per annum set forth in the Insurance Agreement.

                  "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject during the related Due Period of a Principal Prepayment in Full or Curtailment, an amount equal to (a) 30 days' interest on the Principal Balance of such Mortgage Loan at a per annum rate equal to the Mortgage Interest Rate (or at such lower rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act, any Deficient Valuation and/or any Debt Service Reduction) minus the rate at which the Servicing Fee is calculated minus (b) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment in Full or Curtailment less the Servicing Fee for such Mortgage Loan in such month.

                  "Principal Balance": As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date preceding such date of determination as specified for such Due Date in the amortization schedule (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to Principal Prepayments in Full or Curtailments received prior to such Due Date, Deficient Valuations incurred prior to such Due Date, to any Curtailments applied by the Servicer in reduction of the unpaid principal balance of such Mortgage Loan as of such Due Date and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. The Principal Balance of a Mortgage Loan which becomes a Liquidated Mortgage Loan prior to such Due Date shall be zero.

                  "Principal Prepayment in Full": Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date which is not intended as an advance payment of a scheduled Monthly Payment.

                  "Purchase Price": With respect to any Mortgage Loan required to be purchased on any date pursuant to Section 2.02, 3.01, 5.17 or 11.01, an amount equal to the sum of (a) 100% of the Principal Balance thereof, (b) unpaid accrued interest at the Mortgage Rate thereon from the Due Date on which interest was lade paid by the Mortgagor or Advanced by the Servicer to the Due Date next following the date of repurchase and (c) the aggregate of any unreimbursed Advances.

                  "Qualified Mortgage": "Qualified Mortgage" shall have the meaning set forth from time to time in the definition thereof at Section 860(G)(a)(3) of the Code (or any successor statute thereto).

                  "Qualified Substitute Mortgage Loan": A mortgage loan or mortgage loans substituted for a Deleted Mortgage Loan pursuant to Section 2.02 or 3.05 hereof, which (a)(i) with respect to a Group I Loan, has or have the same interest rate index, a margin over such index and a maximum interest rate at least equal to those applicable to the Deleted Mortgage Loan and (ii) with respect to a Group II Loan, has the same or greater interest rate, (b) relates or relate to a detached one-family residence or to the same type of Residential Dwelling as the Deleted Mortgage Loan and in each case has or have the same or a better lien priority as the Deleted Mortgage Loan and has the same occupancy status or is an Owner Occupied Mortgaged Property, (c) matures or mature no later than (and not more than one year earlier than) the Deleted Mortgage Loan (except during the first 90 days after the Cut-Off Date), (d) has or have a Loan-to-Value Ratio or Loan-to-Value Ratios (or Combined Loan-to-Value Ratio or Combined Loan-to-Value Ratios, with respect to a Second Mortgage Loan) at the time of such substitution no higher than the Loan-to-Value Ratio (or Combined Loan-to-Value Ratio, with respect to a Second Mortgage Loan) of the Deleted Mortgage Loan, (e) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) not substantially less and not more than the Principal Balance of the Deleted Mortgage Loan as of such date, (f) satisfies or satisfy the criteria set forth from time to time in the definition of "qualified replacement mortgage" at
Section 860G(a)(4) of the Code (or any successor statute thereto) and (g) complies or comply as of the date of substitution with each representation and warranty set forth in Section 3.01(b).


                  "Rate Adjustment Date": The date on which the Mortgage Interest Rate is adjusted with respect to each Group I Loan. The first Rate Adjustment Date for each Group I Loan is set forth on the Mortgage Loan Schedule.

                  "Rating Agency": S&P, DCR or Moody's.

                  "Record Date": With respect to any Distribution Date, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date.

                  "Reference Banks": ____________________, ____________________
and ___________________; provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Company or any affiliate thereof, (iii) whose quotations appear on the Reuters Screen LIBO Page on the relevant Interest Determination Date and (iv) which have been designated as such by the Certificate Administrator.

                  "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 86OG of Subchapter M of Chapter I of the Code, and related provisions, and temporary and final regulations promulgated thereunder and published rulings, notices and announcements, as the foregoing may be in effect from time to time.

                  "Remittance Report": As defined in Section 6.04.

                  "REO Acquisition": The acquisition of any REO Property pursuant to Section 5.11.

                  "REO Disposition": The final sale by the Servicer of a Mortgaged Property acquired by the Servicer in foreclosure or by deed in lieu of foreclosure.

                  "REO Mortgage Loan": Any Mortgage Loan which is not a Liquidated Mortgage Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Fund.

                  "REO Proceeds": Proceeds received in respect of any REO Mortgage Loan ('including, without limitations, proceeds from the rental of the related Mortgaged Property).

                  "REO Property": As described in Section 5.11.

                  "Representation Letter": Letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Class A Certificates registered in the Certificate Register under the nominee name of the Depository.

                  "Request for Release": A request for release in substantially the form attached as Exhibit H hereto.

                  "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Certificate Administrator determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the three-month United

States dollar lending rates which New York City banks selected by the Certificate Administrator are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Certificate Administrator can determine no such arithmetic mean, the lowest three-month United States dollar lending rate which New York City banks selected by the Certificate Administrator are quoting on such Interest Determination Date to leading European banks.

                  "Residential Dwelling": A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development, a townhouse or a manufactured housing unit which is non-mobile.

                  "Residual Interest": The Interest of the Trust Fund represented by: (i) the amounts, if any, remaining in the Certificate Account following the termination of the Trust Fund after payments to the Class A and Class S Certificateholders and (ii) all other amounts distributable to the Class R Certificates pursuant to this Agreement. The Residual Interest is represented by the Class R Certificates.

                  "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Seller, the Certificate Administrator or the Servicer, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

                  "Sale Agreement": The Mortgage Loan Sale Agreement, dated as of the date hereof, between the Seller and the Company relating to the sale of the Mortgage Loans to the Company.

                  "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

                  "Second Mortgage Loan": Any Mortgage Loan secured by a second lien on the related Mortgaged Property.

                  "Seller": Chase Manhattan Mortgage Corporation, or its successor.

                  "Senior Mortgage Loan": With respect to any Second Mortgage Loan, a mortgage loan on the related Mortgaged Property that is senior to the lien provided by such Second Mortgage Loan.

                  "Servicer": [Advanta Mortgage Corp. USA,] a Delaware corporation, or any successor appointed as herein provided.

                  "Servicer Remittance Amount": With respect to any Servicer Remittance Date and each Loan Group, an amount equal to the sum of (i) all unscheduled collections of principal and interest on the Mortgage Loans in the related Loan Group (including Principal Prepayments in Full and Curtailments, Net REO Proceeds and Net Liquidation Proceeds, if any) collected by the Servicer during the prior calendar month and all scheduled Monthly Payments due on the related Due Date and received on or prior to the Business Day preceding such Servicer Remittance Date, (ii) all Periodic Advances made by the Servicer with respect to payments due to be received on the Mortgage Loans in the related Loan Group on the related Due Date and (iii) any other amounts required to be placed in the Collection Account by the Servicer pursuant to this Agreement but excluding the following:

                  (a) amounts received on particular Mortgage Loans as late payments of principal or interest and respecting which the Servicer has previously made an unreimbursed Periodic Advance;

                  (b) those portions of each payment of interest on a particular Mortgage Loan which represent the Servicing Fee;

                  (c) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee;

                  (d) all income from Permitted Investments that is held in the Collection Account for the account of the Servicer;

                  (e) all amounts in respect of late fees, assumption fees, prepayment fees and similar fees;

                  (f) certain other amounts which are reimbursable to the Servicer, as provided in this Agreement; and

                  (g)  Net Foreclosure Profits.

                  "Servicer Remittance Date": With respect to any Distribution Date, the [18th] of the month in which such Distribution Date occurs, or if such [18th] day is not a Business Day, the Business Day preceding such [18th] day.

                  "Servicing Account": The account created and maintained pursuant to Section 5.09.

                  "Servicing Advances": All reasonable and customary "out-of-pocket" costs and expenses relating to a borrower default or delinquency or other unanticipated event incur-red by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property including, without limitation, taxes and insurance costs, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (d) compliance with the obligations under Sections 5.02 (limited solely to the reasonable and customary out-of-pocket expenses of the subservicer), 5.05, 5.07 or 5.09, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Servicer to the extent provided in Section 5.04(a).

                  "Servicing Compensation": The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 5.13.

                  "Servicing Fee": As to each Mortgage Loan, the annual fee payable to the Servicer and the related Subservicer, if any, as indicated on the related Mortgage Loan Schedule. Such fee shall not be in excess of ____% per annum. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan and shall be computed on the basis of the same principal amount and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.

                  "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Certificate Insurer by the Servicer, as such list may from time to time be amended.

                  "Startup Day": The day designated as such pursuant to Section 2.04(a) hereof.

                  "Subservicer": Any Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies the requirements set forth in
Section 5.02(a) hereof in respect of the qualification of a Subservicer.

                  "Subservicing Agreement": Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 5.02, a copy of which shall be delivered, along with any modifications thereto, to the Trustee and the Certificate Insurer.

                  "Substitution Adjustment": As to any date on which a substitution occurs pursuant to Section 2.02 or 3.05, the amount (if any) by which the aggregate principal balances (after application of principal payments received on or before the date of substitution of any Qualified Substitute Mortgage Loans as of the date of substitution), are less than the aggregate of the Principal Balances of the related Deleted Mortgage Loans.

                  "Tax Return": The federal income tax return on Internal Revenue Service Form 1066, "U.S. Real Estate Mortgage Investment Conduit Income Tax Return," including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provision of federal, state or local tax laws in connection with the Trust Fund.

                  "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

                  "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                  "Transferor": Any Person who is disposing by Transfer any Ownership Interest in a Certificate.

                  "Trustee": _____________________, or its successor in
interest, or any successor trustee appointed as herein provided.

                  "Trust Fund": The segregated pool of assets subject hereto, constituting the trust created hereby and to be administered hereunder, consisting of: (a) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all collections thereon and proceeds thereof after the Cut-off Date, (b) such assets as from time to time are identified as deposited in the Certificate Accounts, (c) such assets as from time to time are identified as REO Property and collections thereon and proceeds thereof, assets that are deposited in the Accounts, including amounts on deposit in the Accounts and invested in Permitted Investments, (d) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement (including the Certificate Insurance Policy) and any Insurance Proceeds (and any proceeds of the Certificate Insurance Policy), (e) Liquidation Proceeds, (f) Released Mortgaged Property Proceeds and (g) the representations and warranties of the Seller pursuant to the Sale Agreement.

                  "12 Month Loss Amount": With respect to any Distribution Date, an amount equal to the aggregate of all Liquidation Loan Losses on the Mortgage Loans which became Liquidated Mortgage Loans during the 12 preceding Due Periods.

                  "UCC": The Uniform Commercial Code in effect in the applicable jurisdiction.

                  "UCC Financing Statement": A financing statement executed and filed pursuant to the UCC.

                  "Underwriter": ______________________.

                  "Underwriting Guidelines": The underwriting guidelines of the Seller.

                  "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United

States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  "Unpaid REO Amortization": As to any REO Mortgage Loan and any month, the aggregate of the installments of principal and accrued interest (adjusted to the related Net Mortgage Interest Rate) deemed to be due in such month and in any prior months that remain unpaid, calculated in accordance with
Section 5.11.

                  Section 1.02 Provisions of General Application. (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

         (b) The terms defined in this Article include the plural as well as the singular.

         (c) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole. All references to Articles and Sections shall be deemed to refer to Articles and Sections of this Agreement.

         (d) Reference to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute to which reference is made and all regulations promulgated pursuant to such statutes.

         (e) All calculations of interest (other than with respect to the Mortgage Loans, or as otherwise specifically set forth herein) provided for herein shall be made on the basis of a 360-day year and the actual number of days elapsed in the related period. All calculations of interest with respect to any Mortgage Loan provided for herein shall be made in accordance with the terms of the related Mortgage Note and Mortgage or, if such documents do not specify the basis upon which interest accrues thereon, on the basis of a 360-day year and the actual number of days elapsed in the related period, to the extent permitted by applicable law.

         (f) Any Mortgage Loan payment is deemed to be received on the date such payment is actually received by the Servicer, provided, however, that for purposes of calculating distributions on the Certificates, prepayments with respect to any Mortgage Loan are deemed to be received on the date they are applied in accordance with customary servicing practices consistent with the terms of the related Mortgage Note and Mortgage to reduce the outstanding principal balance of such Mortgage Loan on which interest accrues.

                                   ARTICLE II

                    CONVEYANCE OF MORTGAGE LOANS; TRUST FUND

                  Section 2.01. Conveyance of Mortgage Loans. The Company, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and convey to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans on or after the Cut-off Date (other than Monthly Payments due on the Mortgage Loans on or before the Cut-off Date).

                  In connection with such assignment, the Company does hereby deliver to, and deposit with, the Trustee the Certificate Insurance Policy and each of the following documents or instruments with respect to each Mortgage Loan so assigned:

                  (A)(I) Original Mortgage Note (or a lost note affidavit (including a copy of the original Mortgage Note)) or (II) original Consolidation, Extension and Modification Agreement (or a lost note affidavit (including a copy of the original Consolidation, Extension and Modification Agreement), in either case endorsed (by facsimile if so authorized by the Company), "Pay to the order of ___________________, as trustee, under that certain Pooling and Servicing Agreement dated as of [DATE] for Multi-Class Mortgage Pass-Through Certificates, Series ______ (Chase Funding, Inc.) without recourse" and signed in the name of the Seller by an authorized person and showing a complete chain of endorsement from the originator to the Seller.

                  (B) Original (or a court-certified copy of the original) recorded Mortgage with evidence of recording thereon, or if such original has been delivered to the appropriate public recording office, a certified copy thereof certified true and complete by the Seller, with the original thereof with evidence of recording thereon to be delivered by the Company within 270 days of the Closing Date.

                  (C) Original Assignment of Mortgage (or copy thereof) by the Seller or its agent in recordable form to "___________________, as trustee." Subject to the foregoing, such assignments may, if permitted by law, be by blanket assignments for Mortgage Loans covering Mortgaged Properties situated within the same county. If the

         Assignment of Mortgage is in blanket form, a copy of the Assignment of Mortgage shall be included in the related individual Mortgage File.

                  (D) Original (or a court-certified copy of the original) recorded Assignments of Mortgage (or copies thereof) showing a complete chain of assignment from the originator of the related Mortgage Loan to the Seller, and, if copies are delivered, with the original thereof with evidence of recording thereon to be delivered by the Company within 270 days of the Closing Date.

                  (E) Originals (or lost note affidavit, including copies of the originals) of all assumption, consolidation and modification agreements, with evidence of recording thereon, to the extent required by applicable law, relating to the Mortgage or the Mortgage Note, if any, or, if such original has been delivered to the appropriate public recording office, a certified copy thereof certified true and complete by the applicable Seller, with the original thereof with evidence of recording thereon to be delivered by the Company within 270 days of the Closing Date.

                  (F) The original title policy or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified true and complete by the title insurance policy company, with the original title policy to be delivered by the Company within 270 days of the Closing Date.

                  (G) Copy of Primary Insurance Policy, if any.

                  If in connection with any Mortgage Loan the Company cannot deliver the Mortgage, Assignments of Mortgage or assumption, consolidation or modification, as the case may be, with evidence of recording thereon concurrently with the execution and delivery of this Agreement, or within the 270 days permitted in (B), (D) and (E) above, solely because of a delay caused by the public recording office where such Mortgage, Assignments of Mortgage or assumption, consolidation or modification, as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee written notice stating that such Mortgage, Assignments of Mortgage or assumption, consolidation or modification, as the case may be, has been delivered to the appropriate public recording office for recordation. Thereafter, the Seller shall cause to be delivered to the Trustee such Mortgage, Assignments of Mortgage or assumption, consolidation or modification, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office. In any event, the Seller shall use all reasonable efforts to cause each original Mortgage, Assignments of Mortgage or assumption, consolidation or modification, as the case may be, with evidence of recording thereon to be delivered to the Trustee within 300 days of the Closing Date.

                  The Seller shall cause to be recorded in the appropriate public recording office for real property records each Assignment of Mortgage referred to in this Section 2.01 as soon as practicable. While each Assignment of Mortgage to be recorded is being recorded, the Seller shall deliver to the Trustee a photocopy of such document. If any such Assignment of Mortgage is returned unrecorded to the Seller because of any defect therein, the Seller shall cause such defect to be cured and such document to be recorded in accordance with this paragraph. The Seller shall deliver or cause to be delivered each original recorded Assignment of Mortgage and intermediate assignment to the Trustee within 270 days of the Closing Date or shall deliver to the Trustee on or before such date an Officer's Certificate stating that such document has been delivered to the appropriate public recording office for recordation, but has not been returned solely because of a delay caused by such recording office. In any event, the Seller shall use all reasonable efforts to cause each such document with evidence of recording thereon to be delivered to the Trustee within 300 days of the Closing Date.

                  The ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File is vested in the Trustee. Neither the Company nor the Servicer shall take any action inconsistent with such ownership and shall not claim any ownership interest therein. The Company and the Servicer shall respond to any third party inquiries with respect to ownership of the Mortgage Loans by stating that such ownership is held by the Trustee on behalf of the Certificateholders. Mortgage documents relating to the Mortgage Loans not delivered to the Trustee are and shall be held in trust by the Servicer or any Sub-Servicer, for the benefit of the Trustee as the owner thereof, and the Servicer's or such Sub-Servicer's possession of the contents of each Mortgage File so retained is for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer or such Sub-Servicer is in a custodial capacity only. The Company agrees to take no action inconsistent with the Trustee's ownership of the Mortgage Loans, to promptly indicate to all inquiring parties that the Mortgage Loans have been sold and to claim no ownership interest in the Mortgage Loans. Each Mortgage File and the mortgage documents relating to the Mortgage Loans contain proprietary business information of the Seller and its customers. The Trustee and the Servicer agree that they will not use such information for business purposes without the express written consent of the Seller and that all such information shall be kept strictly confidential.

                  It is the intention of this Agreement that the conveyance of the Company's right, title and interest in and to the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan. If a conveyance of Mortgage Loans from the Seller to the Company is characterized as a pledge and not a sale, then the Company shall be deemed to have transferred to the Trustee all of the Company's right, title and interest in, to and under the obligations of the Seller deemed to be secured by said pledge; and it is the intention of this Agreement that the Company shall also be deemed to have granted to the Trustee a first priority security interest in all of the Company's right, title, and interest in, to and under the obligations of the Seller to the Company deemed to be secured by said pledge and that the Trustee shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to the Company. If the conveyance of the Mortgage Loans from the Company to the Trustee is characterized as a pledge, it is the intention of this Agreement that this Agreement shall constitute a security agreement under applicable law, and that the Company shall be deemed to have granted to the Trustee a first priority security interest in all of the Company's right, title and interest in, to and under the Mortgage Loans, all payments of principal of or interest on such Mortgage Loans, all other rights relating to and payments made in respect of the Trust Fund, and all proceeds of any thereof. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person in any Certificates, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

                  In addition to the conveyance made in the first paragraph of this Section 2.01, the Company does hereby convey, assign and set over to the Trustee all of its right, title and interest in that portion of the Trust Fund described in items (b), (c), (d), (e), (f) and (g) of the definition thereof and further assigns to the Trustee for the benefit of the Certificateholders those representations and warranties of the Seller contained in the Sale Agreement and described in Section 3.01 hereof and the benefit of the repurchase obligations of the Seller described in Sections 2.02 and 3.01 hereof and the obligations of the Seller contained in the Sale Agreement to take, at the request of the Company or the Trustee, all action on its part which is reasonably necessary to ensure the enforceability of a Mortgage Loan.

         Section 2.02 Acceptance by Trustee of the Trust Fund; Certain Substitutions; Certification by Trustee. (a) The Trustee agrees to execute and deliver to the Company, the Certificate Insurer, the Servicer, the Certificate Administrator and the Seller on or prior to the Closing Date an acknowledgment of receipt of the Certificate Insurance Policy and, with respect to each Mortgage Loan, on or prior to the Closing Date, an acknowledgment of receipt of the original Mortgage Note (with any exceptions noted), in the form attached as Exhibit E hereto and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Fund and delivered to the Trustee, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Certificateholders and the Certificate Insurer. The Trustee agrees, for the benefit of the Certificateholders and the Certificate Insurer, to review (or cause to be reviewed) each Mortgage File within __ Business Days after the Closing Date (with respect to the Mortgage Loans), and to deliver to the Seller, the Servicer, the Company, the Certificate Administrator and the Certificate Insurer a certification in the form attached hereto as Exhibit F to effect that, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to Section 2.01 are in its possession, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule as to the information set forth in (i), (ii), (v),
(vi), (x), (xi), (xiii), (xiv), (xv), (xx) and (xxii) of the definition of "Mortgage Loan Schedule" set forth herein accurately reflects the information set forth in the Mortgage File delivered on such date. The Trustee makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization, recordability or to verify genuineness of any of the documents contained in each Mortgage File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         By [DATE], the Trustee shall deliver (or cause to be delivered) to the Servicer, the Seller, the Company and the Certificate Insurer a final certification in the form attached hereto as Exhibit G to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (1) all documents required to be delivered to it pursuant to Section 2.01 are in its possession, (ii) each such document has been reviewed by it and has not been mutilated, damaged, tom or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth in
(i), (ii), (v), (vi), (x), (xi), (xiii), (xiv), (xv), (xx) and (xx) of the definition of "Mortgage Loan Schedule" set forth herein accurately reflects the information set forth in the Mortgage File delivered on such date.

         (b) If the Certificate Insurer or the Trustee during the process of reviewing the Mortgage Files finds any document constituting a part of a Mortgage File which is not executed, has not been received, Is unrelated to the Mortgage Loan identified in the related Mortgage Loan Schedule, or does not conform to the requirements of Section 2.01 or the description thereof as set forth in the related Mortgage Loan Schedule, the Trustee or the Certificate Insurer, as applicable, shall promptly so notify the Servicer, the Seller, the Certificate Insurer, the Certificate Administrator and the Trustee. In performing any such review, the Trustee may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon, It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01 have been executed and received and relate to the Mortgage Files identified in the related Mortgage Loan Schedule and such documents conform to the standard set forth in clause (ii) of the paragraph directly above. The Trustee shall request that the Seller cure any such defect within 60 days from the date on which the Seller was notified of such defect, and if the Seller does not cure such defect in all material respects during such period, request that the Seller (i) substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 3.05 or (ii) purchase such Mortgage Loan on the next succeeding Servicer Remittance Date at a purchase price equal to the Purchase Price, which purchase price shall be deposited in the Collection Account on the same Business Day, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan or Loans and being held in the Collection Account for future distribution to the extent such amounts have not yet been applied to principal or interest on such Mortgage Loan. It is understood and agreed that the obligation of the Seller to so cure, substitute for or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders. In addition, it is understood and agreed that the Company has assigned to the Trustee all of its rights under the Sale Agreement and the right to enforce any remedy against the Seller as provided in Section 2.01 of the Sale Agreement. For purposes of calculating the amount the Servicer is required to remit on the Servicer Remittance Date following such repurchase or substitution, any Purchase Price or Substitution Adjustment that is paid and deposited in the related Collection Account as provided above shall be deemed to have been deposited in the related Collection Account in the Due Period preceding such Servicer Remittance Date.

         (c) Upon receipt by the Trustee of a certification of a Servicing Officer of such substitution or purchase and, in the case of a substitution, upon receipt of the related Mortgage File, and the deposit of the amounts described above in the Collection Account (which certification shall be in the form of Exhibit H hereto), the Trustee shall release to the Servicer for release to the Seller the related Mortgage File and shall execute, without recourse, and deliver such instruments of transfer furnished by the Seller as may be necessary to transfer such Mortgage Loan to the Seller. The Trustee shall notify the Certificate Insurer if the Seller fails to repurchase or substitute for a Mortgage Loan in accordance with the foregoing.

                  Section 2.03. Trust Fund; Authentication of Certificates. The Trustee acknowledges and accepts the assignment to it of the Trust Fund created pursuant to this Agreement in trust for the use and benefit of all present and future Certificateholders. The Trustee acknowledges the assignment to it for the benefit of the Trust Fund of the Mortgage Loans and has caused to be authenticated and delivered to or upon the order of the Company, in exchange for the Mortgage Loans, Certificates duly authenticated by the Authenticating Agent in authorized denominations evidencing ownership of the entire Trust Fund.

                  Section 2.04.  REMIC Election.

                  (a) The Company hereby instructs and authorizes the Trustee to make an appropriate election to treat the Trust Fund as a REMIC. This Agreement shall be construed so as to carry out the intention of the parties that the Trust Fund be treated as a REMIC at all times prior to the date on which the Trust Fund is terminated. The Closing Date is hereby designated as the "startup day" of the REMIC within the meaning of Section 860G(a)(9) of the Code. The "regular interests" (within the meaning of Section 860G(a)(1) of the Code) in the REMIC shall consist of the Class A Certificates and the Class S Certificates and the "residual interest" (within the meaning of Section 860G(a)(2) of the Code) in the REMIC shall consist of the Residual Interest, and all such interests shall be designated as such on the startup day.

                  (b) The principal amount of the regular interests in the REMIC is equal to the sum of the aggregate Original Certificate Principal Balance of the Class A and Class S Certificates.

                  (c) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" of any regular interest in the REMIC is [DATE], which is the Remittance Date immediately following the latest scheduled maturity of any Mortgage Loan.

                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND
                THE MASTER SERVICER; REPURCHASE OF MORTGAGE LOANS

                  Section 3.01. Representations and Warranties of the Company with respect to the Mortgage Loans. The Company hereby represents and warrants to the Trustee and the Certificate Insurer that on the Closing Date it has entered into the Purchase Agreement with respect to the Mortgage Loans with the Seller, that the Seller has made the following representations and warranties in such Purchase Agreement as of the Closing Date, which representations and warranties run to and are for the benefit of the Company and the Trustee, and as to which the Company has assigned to the Trustee, pursuant to Section 2.01 hereof, the right to cause the Seller to repurchase a Mortgage Loan as to which there has occurred an uncured breach of representations and warranties in accordance with the provisions of the Sale Agreement. References in this Section to percentages of Mortgage Loans refer in each case to the percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, based on the outstanding balances of the Mortgage Loans as of the Cut-off Date, and giving effect to scheduled Monthly Payments due on or prior to the Cut-off Date, whether or not received. References to percentages of Mortgaged Properties refer, in each case, to the percentages of expected aggregate principal balances of the related Mortgage Loans (determined as described in the preceding sentence).

                  (a)      With respect to the Seller:

                           (i) The Seller is a corporation validly existing and in good standing under the laws of the State of New York;

                           (ii) The Seller has the full power and authority to
                  hold each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by the Purchase Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of the Purchase Agreement, has duly executed and delivered the Purchase Agreement, and the Purchase Agreement and each Assignment of Mortgage to the Company constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms;

                           (iii) None of the execution and delivery of the
                  Purchase Agreement, the acquisition of the Mortgage Loans by the Seller, the sale of the Mortgage Loans to the Company, the consummation of the transactions contemplated thereby or the fulfillment of or compliance with the terms and conditions of the Purchase Agreement will conflict with any of the terms, conditions or provisions of the Seller's charter or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject;

                           (iv) Each Mortgage Note, each Mortgage, each
                  Assignment of Mortgage and any other documents required pursuant to the Purchase Agreement to be delivered to the Company or its assignee for each Mortgage Loan have been, on or before the Closing Date, delivered to the Company or its assignee, except for such documents as are noted in the Exception Report;

                           (v) There is no litigation pending or threatened with
                  respect to the Seller which is reasonably likely to have a material adverse effect on the sale of the Mortgage Loans or which is reasonably likely to have a material adverse effect on the financial condition of the Seller;

                           (vi) No consent, approval, authorization or order of
                  any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with the Purchase Agreement, the sale of the Mortgage Loans or the consummation of the transactions contemplated by the Purchase Agreement except for consents, approvals, authorizations and orders which have been obtained;

                           (vii) The consummation of the transactions
                  contemplated by the Purchase Agreement is in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to the Purchase Agreement are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                           (viii) The origination and collection practices used
                  by the Seller with respect to each Mortgage Note and Mortgage have been in all material respects legal, proper and prudent in the mortgage origination and servicing business. With respect to escrow deposits and payments that the Seller collects, all such payments are in the possession of, or under the control of, the Seller, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note; and

                           (ix) The Seller will treat the sale of the Mortgage
                  Loans to the Company as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes.

                  (b)      With respect to the Mortgage Loans:

                           (i) The information set forth in the Mortgage Loan
                  Schedule is complete, true and correct;

                           (ii) Unless otherwise specified on the Mortgage Loan
                  Schedule, no Monthly Payment required under the Mortgage Loan has been delinquent for more than 30 days more than once in the 12 months preceding the Closing Date; as of the Closing Date, no more than approximately ____% and ____% of the Group I and Group II Mortgage Loans, respectively will be 30-59 days delinquent in payment of principal or interest; and as of the Closing Date, [no] Mortgage Loan is sixty (60) or more days delinquent in payment of principal or interest;

                           (iii) There are no defaults in complying with the
                  terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable, except that the Mortgage Loans may be delinquent by 30 days or less. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is earlier, to the day which precedes by one month the Due Date of the first Monthly Payment;

                        (iv) The terms of the Mortgage Note and Mortgage have
                  not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interests of the Trustee on behalf of the Certificateholders and the Certificate Insurer and which has been delivered to the Trustee. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File delivered to the Trustee and the terms of which are reflected in the Mortgage Loan Schedule;

                        (v) The Mortgage Loan is not subject to any right of
                  rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, recoupment, counterclaim or defense, including, without limitation, the defense of usury, and no such right of rescission, set-off, recoupment, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

                        (vi) Pursuant to the terms of the Mortgage, all
                  improvements upon the Mortgaged Property are insured by an insurer acceptable to FNMA against loss by fire and such other risks as are usually insured against in the broad form of extended coverage hazard insurance available in the locale where the Mortgaged Property is located, including flood hazards if upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and if flood insurance was required by federal regulation and such flood insurance has been made available in the locate where the Mortgaged Property is located). All such insurance policies (collectively, the "hazard insurance policy") meet the requirements of the current guidelines of the Federal Insurance Administration, conform to the requirements of the FNMA Sellers' Guide and the FNMA Servicers' Guide, and are a standard policy of insurance for the locale where the Mortgaged Property is located. The amount of the hazard insurance is at least in the amount of the maximum amount available under federal law in the locale where the Mortgaged Property is located and the unpaid balance of the Mortgage Loan, whichever is less. The hazard insurance policy names (and will name) the Mortgagor as the insured and contains a standard mortgagee loss payable clause in favor of the original seller, and its successors and assigns. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium or the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement. The Seller has not engaged in, and has no knowledge of the Mortgagor's or any subservicer's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either. In connection with the issuance of the hazard insurance policy, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity to the Seller's knowledge, and no such unlawful items have been received, retained or realized by the Seller;

                        (vii) Any and all requirements of any federal, state or
                  local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with and the consummation of the transactions contemplated hereby will not involve the violation of any such laws;

                        (viii) The Mortgage has not been satisfied, canceled,
                  subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

                        (ix) The Mortgaged Property is located in the state
                  identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise or high-rise condominium project, or an individual unit in a planned unit development or a manufactured dwelling (non-mobile); provided, however, that no more than ____% and ____% of the Group I and Group II Loans, respectively, are secured by condominiums, townhouses or planned unit developments and, provided, however, that any manufactured home meets the requirements of
                  Section 25(e)(10) of the Internal Revenue Code of 1986 by having a minimum of 400 square feet of living space and a minimum width in excess of 102 inches and is of a kind customarily used in a fixed location. No more than _____% and ____% of the Group I and Group II Loans, respectively, are secured by investor-owned properties. The Mortgaged Property is either a fee simple estate or a long-term residential lease. If the Mortgage Loan is secured by a long-term residential lease, (1) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (2) the terms of such lease do not (A) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (B) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence or (C) prohibit the holder of the Mortgage from being insured under the hazard insurance policy relating to the Mortgaged Property; (3) the original term of such lease is not less than 15 years; (4) the term of such lease (including any term for which such lease may be renewed) does not terminate earlier than five years after the maturity date of the Mortgage Note; and (5) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates for residential properties is an accepted practice;

                        (x) The Mortgage is a valid, subsisting, enforceable and
                  perfected first lien or second lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, hearing and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

                           (1) The lien of current real property taxes and assessments not yet due and payable;

                           (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan; and

                           (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property as a residential property.

                  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien or second lien and first or second priority security interest on the collateral described therein and the Seller has full right to sell and assign the same to the Company. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

                        (xi) The Mortgage Note and the Mortgage and every other
                  agreement, if any, executed and delivered by the Mortgagor in connection with the Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage and any other related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and such other related agreements, and the Mortgage Note and the Mortgage and such other related agreements have been duly and properly executed by such parties;

                        (xii) The Mortgage Loan has been closed and the proceeds
                  of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgagee Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

                        (xiii) Immediately prior to the sale of the Mortgage
                  Loan to the Company under this Agreement, (1) the Seller was the sole owner an holder of the Mortgage Loan, (2) the Mortgage Loan was not assigned or pledged, (3) the Seller had good, indefeasible and marketable title thereto, (4) the Seller had full right to transfer and sell the Mortgage Loan to the Company free and clear of any encumbrance, equity interest, participation interest, lien, pledge, charge, claim or security interest, and (5) the Seller had full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan to the Company under this Agreement, and following the sale of each Mortgage Loan, the Company will own such Mortgage Loan free and clear of any encumbrance, equity interest, participation interest, lien, pledge, charge, claim or security interest;

                        (xiv) All parties which had any interest in the Mortgage
                  Loan, whether as mortgagee, assignee, pledgee or otherwise, and including, without limitation, the Seller, to the best knowledge of the Seller, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (2)(a) organized under the laws of such state, or
                  (b) qualified to do business in such state, or (c) federal savings and loan associations, savings banks, or national banks having principal offices in such state, or (d) not doing business in such state;

                        (xv) The Group I Loans have an original LTV equal to or
                  less than 90.00% and the Group II Loans have an original LTV (or Combined Loan-to- Value Ratio in the case of Second Mortgage Loans) equal to or less than 95.00%;

                        (xvi) The Mortgage Loan is covered by either (i) an
                  attorney's opinion of title and abstract of title the form and stance of which is acceptable to FNMA or (ii) an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, or a commitment or binder to issue such a policy insuring the Seller, its successors and assigns, as to the first priority lien or second priority lien of the Mortgage in the original principal amount of the Mortgage Loan, and subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (j) above and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insured ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. Immediately prior to the sale of the Mortgage Loan to the Company under the terms of this Agreement, the Seller, its successors and assigns were the sole insureds of such lender's title policy. Such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy. In connection with the issuance of such lender's title insurance policy, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity to the knowledge of the Seller, and no such unlawful items have been received, retained or realized by the Seller;

                        (xvii) There is no default, breach, violation or event
                  of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Seller nor its predecessors have waived any default, breach, violation or event of acceleration, except that the Mortgage Loans may be delinquent by 30 days or less;

                        (xviii) To the Seller's knowledge, there are no
                  mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

                        (xix) All improvements which were considered in
                  determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation; provided, that in no event shall a legal nonconforming use of the Mortgaged Property be considered a violation of any such zoning law or regulation;

                        (xx) The Mortgage Interest Rate and Monthly Payment are
                  adjusted in accordance with the terms of the Mortgage Note. All required notices of interest rate and payment amount adjustments have been sent to the Mortgagor on a timely basis and the computations of such adjustments were properly calculated. Installments of interest are subject to change due to the adjustments to the Mortgage Interest Rate on each Rate Adjustment Date, with interest calculated and payable in arrears and on each Rate Adjustment Date the Monthly Payment will be adjusted to an amount, and pay interest at the Mortgage Interest Rate as so adjusted, sufficient to amortize the Mortgage Loan fully by the stated maturity date (except with respect to __ Mortgage Loans, representing approximately ____% of the Cut-Off Date Aggregate Principal Balance of the Group II Loans, which are balloon loans). All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Unless otherwise specified in the Mortgage Loan Schedule, any interest required to be paid by a Mortgagor pursuant to state and local law has been properly paid and credited;

                        (xxi) The Mortgage contains customary and enforceable
                  provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption;

                        (xxii) All inspections, licenses and certificates
                  required to be made are issued with respect to the use and occupancy of all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

                        (xxiii) The Mortgage Note is not and has not been
                  secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (x) above;

                        (xxiv) In the event the Mortgage constitutes a deed of
                  trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the

                  Mortgagor, provided that this representation and warranty shall in no way obligate the Trustee to pay any such amounts;

                        (xxv) The Mortgage Note, the Mortgage, the related
                  assignment of Mortgage and any other documents required to be delivered by the Seller have been delivered to the Trustee as and to the extent required to be delivered by this Agreement;

                        (xxvi) The Mortgage contains a provision for the
                  acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder, at the option of the Mortgagee. This provision provides that the Mortgagee cannot exercise its option if the exercise of such option is prohibited by federal law;

                        (xxvii) Each of the Mortgage and the assignment of
                  Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

                        (xxviii) The Mortgage Loan does not contain provisions
                  pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor, nor does it contain any other similar provisions currently in effect which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

                        (xxix) Any future advances made prior to the Cut-Off
                  Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC.

                  The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

                        (xxx) There is no proceeding pending or to the Seller's
                  knowledge threatened for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado, other types of water damage or other casualty so as to materially adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and each Mortgaged Property is in good repair;

                        (xxxi) The origination and collection practices used
                  with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, and in all respects in compliance with all applicable laws and regulations. With respect to escrow deposits and any escrow payments, all such payments collected are in the possession of the Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not bee made. All escrow payments have been collected in full compliance with state and federal law. Unless prohibited by applicable law, an escrow of funds has been established, if required, in an amount sufficient to pay for every item which remains unpaid and which has been assessed by is not yet due and payable. No escrow deposits or escrow payments or other charges or payments due with respect to the Mortgage Loans, other than origination points, fees and expenses, have been capitalized under the Mortgage or Mortgage Note;

                        (xxxii) The Mortgage File contains an appraisal of the
                  related Mortgage Property signed prior to the approval of the Mortgage Loan application by a Qualified Appraiser;

                        (xxxiii) The Mortgagor has not notified the Seller, and
                  the Seller has no knowledge, of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

                        (xxxiv) To the Seller's knowledge, there exists no
                  violation of any local, state, or federal environmental law, rule or regulation in respect of the Mortgaged Property which violation has or could have a material adverse effect on the market value of such Mortgaged Property. The Seller has no knowledge of any pending action or proceeding directly involving the related Mortgaged Property in which compliance with any environmental law, rule or regulation is in issue; and, to the best of the Seller's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to the use and employment of such Mortgaged Property;

                        (xxxv) No Mortgage Loan was made in connection with (1)
                  the construction or rehabilitation of a Mortgaged Property or
                  (2) facilitating the trade-in or exchange of a Mortgaged Property;

                        (xxxvi) Any and all requirements of any federal, state
                  or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws, applicable to the Mortgage Loan have been complied with, and the Seller has and shall maintain in its possession, available for the Trustee's inspection, and shall deliver to the Trustee upon demand, evidence of compliance with all such requirements;

                        (xxxvii) All information regarding the Mortgage Loans
                  which could reasonably be expected to adversely affect the value or the marketability of any Mortgaged Property or Mortgage Loan and of which the Seller is aware has been provided by the Seller to the Company and the Certificate Insurer;

                        (xxxviii) The Mortgage Note, the Mortgage and all other
                  documents contained in the Mortgage File are on FNMA or FHLMC uniform instruments or are on forms acceptable to FNMA or FHLMC. The documents, instruments and agreements submitted for loan underwriting were not falsified by the Seller and contain no untrue statement of material fact by the Seller and do not omit to state a material fact required to be stated by the Seller therein or necessary to make the statements therein not misleading. The Seller has not made any representations to the Mortgagor that are inconsistent with the mortgage instruments used. The Mortgage Loans are representative of the Seller's portfolio of fixed rate or adjustable rate mortgage loans, and the Seller used no selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans originated or acquired by the Seller;

                        (xxxix) All Monthly Payment amounts, with respect to the
                  Mortgage Loan, received after the Cut-Off Date and to which the Seller is not entitled, have been deposited into the Certificate Account;

                        (xl) To the Seller's knowledge there is no delinquent tax or assessment lien on the Mortgaged Property;

                        (xli) The Seller has performed or directed the Servicer
                  to perform any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the Mortgage Loan, including, without limitation, any necessary notification of insurers, assignments of policies or interests therein, and establishment of co-insurer, joint loan payer and mortgagee rights in favor of the Trustee;

                        (xlii) The Mortgage Loan conforms, and all of the
                  Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus Supplement, including Appendix C;

                        (xliii) As of the Cut-Off Date, no more than
                  approximately 1.53% and 0.96% of the Group I and Group II Loans, respectively, by aggregate principal balance as of the Cut-Off Date, will be secured by Mortgaged Properties located within any single zip code area;

                        (xliv) Each Mortgage Loan constitutes a qualified
                  mortgage under Section 860G(a)(3)(A) of the Internal Revenue Code of 1986 and Treasury Regulations Section 1.860G-2(a)(1);

                        (xlv) With respect to each Mortgaged Property situated
                  in the 39 counties of California which were declared federal disaster areas on March 21, 1995 due to flooding, none of the Mortgagors residing in such Mortgaged Properties have contacted the Seller with any reports of damage of any kind or requests for forbearance of any payments as a result of such flood damage;

                        (xlvi) Each Mortgage Loan contains a customary
                  due-on-sale clause;

                        (xlvii) Except as previously disclosed in writing to the
                  Trustee and the Certificate Insurer, with respect to each Mortgage Loan, there is only one originally executed Mortgage Note not stamped as a duplicate;

                        (xlviii) The aggregate loan balance of all Group I and
                  Group II Loans, as of the Cut-Off Date is $_____________ and $_____________, respectively;

                        (xlviv) Each Mortgage Loan is being serviced by the
                  Servicer or by an entity within the control of the Servicer which is qualified to service mortgage loans;

                        (l)The Mortgage Note related to each fixed-rate Mortgage
                  Loan bears a fixed coupon rate of at least _____% per annum and the Mortgage Note related to each adjustable rate Mortgage Loan bears a current coupon rate of at least _____% as of the Cut-Off Date;

                        (li) No funds provided to a borrower from a Second
                  Mortgage Loan were concurrently used as a down payment for a First Mortgage Loan;

                        (lii) With respect to each Second Mortgage Loan, the
                  maturity date of the Mortgage Loan is prior to the maturity date of the related prior lien if such prior lien provides for a balloon payment;

                        (liii) With respect to each Second Mortgage Loan, the
                  Seller has not received, and is not aware of, a notice of default of any senior mortgage loan which has not been cured;

                        (liv) The first date on which the applicable Mortgagor must make a payment on each Mortgage Loan is due no later than [DATE];

                        (lv) No property securing a Mortgage Loan is a
                  cooperative or mobile home or constitutes other than real property under applicable state law;

                        (lvi) The Mortgage Loans are not being transferred with any intent to hinder, delay or defraud any creditors;

                        (lvii) With respect to each Second Mortgage Loan, the related prior lien does not provide for negative amortization;

                        (lviii) The margin for the adjustable rate Mortgage
                  Loans (which margin, when added to the applicable current index, establishes the interest rate paid applicable to the Mortgage Loan) range from ____% to ____%;

                        (lix) No Mortgage Loan has a remaining term in excess of 360 months; and

                        (lx) Each Mortgage Loan is secured by a property having an appraised values of less than $____________.

                  The Purchase Agreement provides that the representations and warranties described in this Section 3.01 shall survive the delivery of the respective Mortgage Files to the Trustee and shall be continuing as long as any Certificate shall be outstanding or this Agreement has not been terminated.

                  Upon discovery by any of the Company, the Servicer, the Certificate Insurer or the Trustee of a breach of any of the foregoing representations and warranties, irrespective of any limitation in such representation or warranty regarding the knowledge of the Seller, which materially and adversely affects the value of a Mortgage Loan or the interest of the Certificateholders (or which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other parties and to the Seller, which notice shall specify the date of discovery. The Servicer shall in any event notify the Seller of such breach, which notice shall also specify the date of discovery. Pursuant to the Sale Agreement, the Seller shall within 90 days from the earlier of (i) the date specified in the notice as the date of discovery of such breach or (ii) the date the Seller otherwise discovers such breach, cure such breach, substitute a Mortgage Loan pursuant to the provisions of Section 3.05 or, if the breach relates to a particular Mortgage Loan, purchase such Mortgage Loan from the Trustee at the Purchase Price or, if the breach relates to a representation or warranty regarding the Mortgage Loans as a whole, repurchase Mortgage Loans selected by the Company such that the representations and warranties with respect to the Mortgage Loans are materially correct (without using any selection procedures to identify Mortgage Loans to remain in the Trust Fund as being less valuable than the Mortgage Loans to be repurchased, but, in the case of a repurchase of any obligation pursuant to a breach of a representation or warranty relating to the Mortgage Loans as a whole, using selection procedures to identify loans to be repurchased that will not give rise to the tax imposed by Section 860F(a)(1) of the Code either because no net income would be recognized or because, as set forth in an Opinion of Counsel, which shall not be an expense of the Trust Fund, delivered by the Seller to the Servicer, the transaction is not a "prohibited transaction" within the meaning of Section 860F(a)(2) of the Code). The Purchase Price for the purchased Mortgage Loan shall be paid to the Servicer and shall be deposited by the Servicer in the Collection Account promptly upon receipt and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall promptly release to the Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment as may be provided to it by the Servicer, without recourse, as shall be necessary to vest in the Seller or its designee, as the case may be, any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility with regard to such Mortgage Loan. It is understood and agreed that the obligation of the Seller to cure, substitute or purchase any Mortgage Loan as to which such a breach has occurred shall constitute the sole remedy respecting such breach available to Certificateholders, the Certificate Insurer or the Trustee on behalf of Certificateholders. The Trustee shall notify each Rating Agency of any repurchase or substitution of a Mortgage Loan pursuant to this Section 3.01.

                  Section 3.02.  [Reserved]

                  Section 3.03.  [Reserved]

                  Section 3.04 Representations of the Servicer. The Servicer hereby represents and warrants to the Trustee, the Company, the Certificate Insurer and the Certificateholders as of the Closing Date:

                  (a) The Servicer is a Delaware corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to enable it to perform its obligations under the terms of this Agreement; the Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms,

                  (b) Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's charter or by-laws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation. order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Trustee (or the Servicer as the agent of the Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                  (c) The Servicer is an approved seller/servicer of conventional residential mortgage loans for FNMA and FHLMC,

                  (d) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Servicer, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement;

                  (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the Mortgage Loans or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date; and

                  (f) Neither this Agreement nor any statement, report or other document furnished by the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact regarding the Servicer or omits to state a material fact necessary to make the statements regarding the Servicer contained herein or therein not misleading.

It is understood and agreed that the representations and warranties set forth in this Section 3.04 shall survive the delivery of the respective Mortgage Files to the Trustee or to a custodian, as the case may be, and inure to the benefit of the Trustee, the Certificateholders and the Certificate Insurer.

                  Section 3.05 Purchase and Substitution. It is understood and agreed that the representations and warranties set forth in Section 2.01 of the Sale Agreement shall survive delivery of the Certificates to the Certificateholders. Pursuant to the Sale Agreement, with respect to any representation or warranty contained in Section 2.01 of the Sale Agreement that is made to the best of the Seller's knowledge, if it is discovered by the Servicer, any Subservicer, the Trustee, the Certificate Insurer or any Certificateholder that the substance of such representation and warranty was inaccurate as of the Closing Date and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding the Seller's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty. Upon discovery by the Seller, the Servicer, any Subservicer, the Trustee or the Certificate Insurer of a breach of any of such representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Certificateholders or the Certificate Insurer, or which materially and adversely affects the interests of the Certificate Insurer or the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Seller's best knowledge), the party discovering such breach shall give prompt written notice to the others. Subject to the last paragraph of this Section 3.05, within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, pursuant to the Sale Agreement, the Seller shall be required to (a) promptly cure such breach in all material respects, or (b) purchase such Mortgage Loan on the next succeeding Servicer Remittance Date, in the manner and at the price specified in
Section 2.02(b), or (c) remove such Mortgage Loan from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans; provided, that, such substitution is effected not later than the date which is two years after the Startup Day or at such later date, if the Trustee and the Certificate Insurer receive an Opinion of Counsel to the effect set forth below in this Section. Pursuant to the Sale Agreement, any such substitution shall be accompanied by payment by the Seller of the Substitution Adjustment, if any, to be deposited in the Collection Account.

         (b) As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the Seller shall be required to effect such substitution by delivering to the Trustee a certification in the form attached hereto as Exhibit H, executed by a Servicing Officer and the documents described in Sections 2.01 for such Qualified Substitute Mortgage Loan or Loans.

         (c) The Servicer shall deposit in the Collection Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Seller. The Trust Fund will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall give written notice to the Trustee and the Certificate Insurer that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects.

         (d) It is understood and agreed that the obligations of the Seller set forth in Sections 2.02 and 2.03 of the Sale Agreement to cure, purchase or substitute for a defective Mortgage Loan as provided in Sections 2.02 and 2.03 constitute the sole remedies of the Trustee, the Certificate Insurer and the Certificateholders respecting a breach of the representations and warranties of the Seller set forth in Section 2.01 of the Sale Agreement. In addition, it is understood and agreed that the Company has assigned to the Trustee all of its rights under the Sale Agreement and the right to enforce any remedy against the Seller as provided in Section 2.01 of the Sale Agreement. The Trustee shall give prompt written notice to the Certificate Insurer and the Rating Agencies of any repurchase or substitution made pursuant to this Section 3.03 or Section 2.02(b).

         (e) Upon discovery by the Servicer, the Trustee, the Certificate Insurer or any Certificateholder that any Mortgage Loan does not constitute a Qualified Mortgage, the party discovering such fact shall promptly (and in any event within five days of the discovery) give written notice thereof to the other parties. In connection therewith, the Seller shall be required to repurchase or substitute a Qualified Substitute Mortgage Loan for the affected Mortgage Loan within 90 days of the earlier of such discovery by an, of the foregoing parties, or the Trustee's or the Seller's receipt of notice, in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Section 2.01 of the Sale Agreement. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.01 of the Sale Agreement.

                                   ARTICLE IV

                                THE CERTIFICATES

                  Section 4.01. The Certificates. (a) The Class A, Class S and Class R Certificates shall be substantially in the forms thereof included within Exhibits C and D and shall, on original issue, be executed by the Company and authenticated by the Trustee upon receipt by the Trustee of the documents specified in Section 2.01, delivered to or upon the order of the Company.

                  (b) The Depository, the Company and the Trustee have entered into a Depository Agreement dated as of [DATE] (the "Depository Agreement"). Except as provided in paragraph (c) below, the Class A Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Class A Certificates may not be transferred by the Trustee except to a successor to the Depository; (ii) ownership and transfers of registration of the Class A Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Trustee shall deal with the Depository, Depository Participants and Indirect Participants as representatives of the Certificate Owners of the Class A Certificates for purposes of exercising the rights of such Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to Indirect Participants and persons shown on the books of such Indirect Participants as direct or indirect Certificate Owners. The Depository Agreement provides that the Depository shall maintain Class A records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates.

                  All transfers by Certificate Owners of Class A Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Class A Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  (c) If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Trustee or the Company are unable after exercise of their reasonable best efforts to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the Class A system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the Class A Certificates by the Depository for registration and receipt by the Trustee of an adequate supply of certificates from the Company, the Trustee shall issue the Definitive Certificates. Neither the Company, the Servicer, the Certificate Administrator nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

                  (d) The Certificates shall be issuable in the minimum original dollar denominations (and integral multiples of $1,000 in excess of such amount) and aggregate original dollar denominations per Class as set forth in the following table (except that one Certificate of each Class may be issued in a different denomination).

                                    Aggregate Original Certificate
                Minimum             Principal Balance of all
                Original            Certificates of the               CUSIP
Class           Denomination        Indicated Class                   Number
-----           ------------        -------------------------------   ------
 IA-1             $                   $
 IIA-2            $                   $
 IIA-3            $                   $
 IIA-4            $                   $
 IIA-5            $                   $
  I S             $                   $
 II S             $                   $
 R(1)                (1)                     (1)                       N/A
---------------

(1) The Class R Certificate represents the Residual Interest and has no Certificate Principal Balance.

                  The Certificates shall be signed by manual or facsimile signature on behalf of the Company by its President or one of its Vice Presidents. Certificates bearing the manual or facsimile signatures of individuals who were at the time of signature proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a manual authentication by a Responsible Officer of the Trustee and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  Section 4.02. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at its Corporate Trust Office, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee will notify the Paying Agent within five Business Days after each Record Date of any transfer of Certificates on or prior to such Record Date.

                  (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Company shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like Class and aggregate Percentage Interest and dated the date of authentication by the Trustee.

                  (c) No transfer of a Class S Certificate shall be made unless such transfer is made pursuant to an effective registration statement or otherwise in accordance with the requirements under the Securities Act of 1933, as amended. If such a transfer is to be made in reliance upon an exemption from said Act, (i) the Trustee or the Company shall require (except if the transferee executes a certificate substantially in the form of Exhibit J-1 hereto) a written opinion of independent counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which opinion of counsel shall not be an expense of the Trust Fund, the Trustee, the Company or the Servicer, and (ii) the Trustee shall require the transferee to execute a certification substantially in the form of Exhibit J or Exhibit J-1.

                  (d) No transfer of a Class S Certificate shall be made to any employee benefit plan subject to Section 406 of ERISA (a "Plan"), nor a person acting on behalf of such plan or using the assets of such plan. No transfer of a Class S Certificate shall be made unless the Trustee shall have received either
(i) a representation letter from the transferee of such Certificate or interest, acceptable to and in form and substance satisfactory to the Trustee and the Company, to the effect that (A) such transferee is not an employee benefit plan subject to Section 406 of ERISA, nor a person acting on behalf of any such plan or using the assets of such plan, or, alternatively, in the case of an insurance company, the assets of any separate accounts to effect such acquisition, or alternatively, (B) the source of funds for the purchase of such Certificate is an "insurance company general account" within the meaning of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), 60 Fed. Reg. 35925 (July 12,
1995), and the conditions set forth in Section I and III of PTCE 95-60 are satisfied with respect to the purchase and holding of such Certificate, which representation letter shall not be an expense of the Trustee, the Company, the Certificate Administrator or the Servicer, or (ii) in the case of a Class S Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) or a trustee of any such plan or any other Person who is using the assets of any such plan to effect such acquisition, an Opinion of Counsel satisfactory to the Trustee and the Company to the effect that the purchase or holding of such Class S Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" pursuant to the Department of Labor Plan Asset Regulations set forth in 29 C.F.R. ss.2510.3-101 and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code, will not constitute or result in a prohibited transaction within the meaning of Section 406 or Section 407 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Company, the Certificate Administrator or the Servicer to any obligation in addition to those undertaken in this Agreement, which opinion of counsel shall not be an expense of the Trustee, the Company, the Certificate Administrator or the Servicer.

                  (e) At the option of a Certificateholder, a Certificate may be exchanged for another Certificate or Certificates of authorized denominations of a like Class, upon surrender of the Certificate to be exchanged at any office or agency of the Trustee maintained for such purpose. Whenever the Certificate is so surrendered for exchange, the Company shall execute and the Trustee shall authenticate and deliver, the Certificate which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  (f) No service charge shall be made to the Holder for any transfer or exchange of a Certificate, but the Trustee may require payment by the Certificateholders of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of such Certificate.

                  (g) All Certificates surrendered for transfer or exchange shall be destroyed by the Trustee in accordance with the Trustee's standard procedures.

                  (h)      [Reserved]

                  (i) A Disqualified Organization is prohibited from acquiring beneficial ownership of a Class R Certificate. Notwithstanding anything to the contrary contained herein, unless and until the Certificate Administrator shall have received an Opinion of Counsel, satisfactory in form and substance to the Certificate Administrator, to the effect that the absence of the conditions contained in this Section 4.02(i) would not result in the imposition of federal tax upon the REMIC or cause the REMIC to fail to qualify as a REMIC, no transfer, sale or other disposition of the Class R Certificate (including for purposes of this Section any beneficial interest therein) may be made without the express written consent of the Certificate Administrator, which consent is to be granted in the sole discretion of the Certificate Administrator and a copy of which written consent shall be supplied to the Trustee.

                  As a condition to the granting of the consent referred to in this Section 4.02(i), prior to the transfer, sale, pledge, hypothecation or other disposition of the Class R Certificate or any interest therein, the Certificate Administrator shall require that the proposed transferee deliver to the Certificate Administrator and the Trustee its taxpayer identification number and state, under penalties of perjury that such number is the social security number of the transferee or an affidavit under penalties of perjury stating that as of the date of such transfer such transferee is not and has no intention of becoming a Disqualified Organization, and, in either case, an affidavit stating
(i) that such transferee is not acquiring such Class R Certificate as an agent, broker, nominee, or middleman for a Disqualified Organization, (ii) if the Residual Interest is a "non-economic residual interest" within the meaning of Treas. Reg. ss.1.860E-1(c)(2),(I) that no purpose of the acquisition of the Class R Certificate is to avoid or impede the assessment or collection of tax,
(II) that such transferee has historically paid its debts as they came due and will continue to pay its debts as they come due and (III) that such transferee represents that it understands that, as the holder of the non-economic residual interest, the transferee may incur tax liabilities in excess of any cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest and (iii) unless the Certificate Administrator consents to the transfer of the Class R Certificate to a Person who is not a U.S. Person, that it is a U.S. Person. The Certificate Administrator shall not grant the consent referred to in this Section 4.02(i) if it has actual knowledge that any statement made in the affidavit issued pursuant to the preceding sentence is not true. Notwithstanding any purported transfer, sale or other disposition of the Class R Certificate to a Disqualified Organization, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization shall not be deemed to be a Class R Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Class R Certificate. If any purported transfer shall be in violation of the provisions of this Section 4.02(i) then the prior holder of the Class R Certificate shall, upon discovery that the transfer of such Class R Certificate was not in fact permitted by this Section

4.02(i), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer of such Class R Certificate. The Trustee and the Certificate Administrator shall be under no liability to any Person for any registration or transfer of a Class R Certificate that is not permitted by this
Section 4.02(i) or for making payments due on such Class R Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the transfer was not registered under the written certification of the Certificate Administrator as described in this Section 4.02(i). The prior Holder shall be entitled to recover from any purported Holder of a Class R Certificate that was in fact not a permitted purported transferee under this Section 4.02(i) at the time it became a purported Holder all payments made to such purported Holder on such Class R Certificate; provided that the Certificate Administrator shall not be responsible for such recovery. Each Class R Certificateholder, by the acceptance of the Class R Certificate, shall be deemed for all purposes to have consented to the provisions of this Section 4.02(i) and to any amendment to this Agreement deemed necessary by counsel of the Certificate Administrator to ensure that the Class R Certificate is not transferred to a Disqualified Organization and that any transfer of such Class R Certificate will not cause the imposition of a tax upon the REMIC or cause the Trust Fund to fail to qualify as a REMIC. The restrictions on transfer of the Class R Certificate will cease to apply and be void upon receipt by the Trustee of a certificate of the Certificate Administrator stating that the Certificate Administrator has received an Opinion of Counsel to the effect that such restrictions on transfer are no longer necessary to avoid the risk of material federal taxation to the REMIC or prevent the Trust Fund from qualifying as a REMIC.

                  Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Class. Upon the issuance of any new Certificate under this Section, the Trustee may require of the Certificateholder the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any replacement Certificate of any Class issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership of the Percentage Interest in the distributions to which the Certificateholders of such Class are entitled, as if originally issued, whether or not the mutilated, destroyed, lost or stolen

Certificate shall be found at any time, and such mutilated, destroyed, lost or stolen Certificate shall be of no force or effect under this Agreement, to the extent permitted by law.

                  Section 4.04. Persons Deemed Owners. Prior to due presentation of a Certificate of any Class for registration of transfer, the Company, the Certificate Administrator and the Trustee may treat the person in whose name any Certificate is registered on the Record Date as the owner of such Certificate and the Percentage Interest in the distributions to which the Certificateholders of such Class are entitled on the relevant date as the Holder of such Certificate and the Percentage Interest represented by such Certificate for the purpose of receiving remittances pursuant to Section 6.01 and for all other purposes whatsoever, and neither the Company, the Certificate Administrator nor the Trustee shall be affected by notice to the contrary.

                  Section 4.05. Establishment of Certificate Accounts; Deposit in Certificate Accounts. (a) The Certificate Administrator shall establish and maintain two separate Certificate Accounts for the benefit of the Certificateholders (each, a "Certificate Account", and collectively, the "Certificate Account") which are Eligible Accounts, in the form of a trust account, in the name of "[Trustee], in trust for and for the benefit of the Certificateholders of Multi-Class Mortgage Pass-Through Certificates, Chase Funding, Inc. Series ____-__- [Group I] [Group II] Certificate Account." Each Certificate Account shall be established with a commercial bank, a savings bank or a savings and loan association.

         (b) On each Servicer Remittance Date, the Servicer shall cause to be deposited in the applicable Certificate Account, from funds on deposit in the Collection Account, an amount equal to the related Servicer Remittance Amount with respect to Loan Group I and Loan Group II, respectively. Upon becoming aware of any failure of the Servicer to make any such required deposit, the Certificate Administrator shall promptly give written notice of such failure to the Servicer.

         (c) The Certificate Administrator may invest, or cause the institution maintaining the Certificate Accounts to invest, moneys in the Certificate Account in Permitted Investments, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains the related Certificate Account, then, subject to
Section 4.07, such Permitted Investment shall mature not later than the related Distribution Date) and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee and shall be held by the Trustee or its agent. All income and gain realized from any such investment shall be for the benefit of the Certificate Administrator as additional compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments (to the extent not offset by income from other such investments) shall be deposited in the related Certificate Account by the Certificate Administrator out of its own funds immediately as realized. The creation of each Certificate Account shall be evidenced by a certification or letter agreement in the form of Exhibit H or Exhibit I, respectively. A copy of such certification or letter agreement shall be furnished to the Trustee.

                  Section 4.06. Permitted Withdrawals from the Certificate Accounts. The Certificate Administrator may, from time to time, make withdrawals from the Certificate Accounts for the following purposes:

                  (i) to reimburse itself for expenses incurred by it and reimbursable pursuant to Section 8.06 and to reimburse the Company for expenses incurred by it and reimbursable pursuant to Section 8.06;

                  (ii) to pay to the Seller with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.02 or 3.01 or to pay to the Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 11.01 all amounts received thereon and not required to be distributed as of the date on which the related Repurchase Price was determined;

                  (iii) to reimburse the Servicer for unreimbursed Periodic Advances and Servicing Advances made by it with respect to previous Distribution Dates, to the extent such reimbursement is permitted to be made from the Collection Account pursuant to Section 5.04(a) and only if such reimbursement has not been made from the Collection Account;

                  (iv) to make deposits to the Paying Agent Account in the amounts and in the manner provided for herein;

                  (v) to pay itself any interest earned on or investment income earned with respect to funds in the Certificate Accounts;

                  (vi) to return to the Collection Account any amount deposited in either Certificate Account that was not required to be deposited therein;

                  (vii) to pay itself the Certificate Administration Fee in accordance with Section 8.08; and

                  (viii) to clear and terminate the Certificate Accounts pursuant to Section 11.01.

                  The Certificate Administrator shall keep and maintain a separate accounting for each Mortgage Loan for the purpose of accounting for withdrawals from the Certificate Accounts pursuant to each of the subparagraphs listed above.

                  Section 4.07. Appointment of Paying Agent; Paying Agent Account. The Trustee may appoint a Paying Agent hereunder, which Paying Agent shall not be the Company, the Seller, or an affiliate of the Company or the Seller unless such Paying Agent is the Corporate Trust Department of Chase and is rated at least Baa3 or P-3 by Moody's at the time of such appointment and at all times thereafter. In the event of any such appointment, on the Business Day prior to each Distribution Date, the Certificate Administrator shall deposit or cause to be deposited with the Paying Agent from funds on deposit in the Certificate Account a sum sufficient to make the payments to Certificateholders and the Certificate Insurer in the amounts and in the manner provided for in
Section 6.03, such sum to be held in trust for the benefit of Certificateholders in a segregated account (the "Paying Agent Account") which shall be an Permitted Account in the name of "[Trustee], as Trustee, in trust for and for the benefit of the Certificateholders of Multi-Class Mortgage Pass-Through Certificates, Chase Funding, Inc. Series ____-__ - Paying Agent Account". The Certificate Administrator shall cause the Paying Agent to perform each of the obligations of the Paying Agent set forth herein and shall be liable to the Trustee and the Certificateholders for failure of the Paying Agent to perform such obligations. If the Paying Agent is a party other than the Trustee, the Trustee shall have no liability in connection with the performance or failure of performance of the Paying Agent. The Trustee designates the Corporate Trust Department of Chase as the initial Paying Agent. The Trustee may withdraw funds from the Paying Agent Account, although it is recognized and understood that for purposes of administrative efficiency, in the ordinary course the Paying Agent and not the Trustee will make all withdrawals from the Paying Agent Account necessary to make payments to Certificateholders.

                  If, on any Remittance Date, the Paying Agent fails to distribute to Certificateholders the amounts then on deposit in the Paying Agent Account for the purposes specified herein, the Trustee shall be obligated promptly upon its knowledge thereof to distribute such amounts to Certificateholders in the manner and in such amounts based upon information provided by the Certificate Administrator; provided that in no event shall the Trustee be obligated for purposes of this paragraph to distribute to Certificateholders any amounts other than those on deposit in the Paying Agent Account.

                  The Certificate Administrator shall cause each Paying Agent other than the Trustee to execute and deliver to the Certificate Administrator and the Trustee on the Closing Date or, if subsequently appointed, on the date of appointment, a written instrument executed by an officer of the Paying Agent in which such Paying Agent shall agree with the Certificate Administrator and the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders.

                  Section 4.08. Authenticating Agents. (a) The Trustee may appoint one or more Authenticating Agents (each, an "Authenticating Agent") which shall be authorized to act on behalf of the Trustee in authenticating the Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. The Trustee hereby appoints Chase as Authenticating Agent.

         (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Company. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be permitted in accordance within the provisions of this Section 4.08, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all Holders of Certificates. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 4.08. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee. Any Authenticating Agent shall be entitled to reasonable compensation for its services and any such compensation shall be payable solely by the Trustee, without any right of reimbursement from the Company, the Servicer, the Certificate Administrator or the Trust Fund.


                                   ARTICLE V

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

    Section 5.01 Appointment of the Servicer. (a) [ Advanta Mortgage Corp. USA] agrees to act as the Servicer and to perform all servicing duties under this Agreement subject to the terms hereof.

                  (b) The Servicer shall service and administer the Mortgage Loans on behalf of the Trustee and shall have full power and authority, acting alone or through one or more Subservicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer, in its own name or the name of a Subservicer, may, and is hereby authorized and empowered by the Trustee to, execute and deliver, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, the insurance policies and accounts related thereto and the properties subject to the Mortgages. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trustee shall execute for the Servicer or its Subservicers any powers of attorney and such other documents as may be necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         In servicing and administering the Mortgage Loans, the Servicer shall employ procedures consistent with Accepted Servicing Practices and in a manner consistent with recovery under any insurance policy required to be maintained by the Servicer pursuant to this Agreement.

         The Servicer shall make Mortgage Interest Rate and Monthly Payment adjustments on each Rate Adjustment Date in compliance with applicable regulatory adjustable mortgage loan requirements and the Mortgage Notes with respect to each Group I Loan. The Servicer shall establish procedures to monitor the Rate Adjustment Dates and the Index in order to assure that it uses the correct Index in determining an interest rate change, and it will comply with those procedures. In the event the Index is no longer available, the Servicer shall choose a new comparable Index in accordance with the provisions hereof, of the applicable Mortgage Note and of Accepted Servicing Practices, and shall provide the Mortgagor and the Trustee with notice of the new Index sufficient under law and the Mortgage Loan Documents. The Servicer shall execute and deliver all appropriate notices required by the applicable adjustable mortgage loan laws and regulations and the Mortgage Loan Documents regarding such Mortgage Interest Rate adjustments and payment adjustments.

         Each adjustment in the Mortgage Interest Rate shall result in an adjustment to the related Monthly Payment. If the Servicer fails to make a timely Mortgage Interest Rate or Monthly Payment adjustment, the Servicer shall use its own funds to satisfy any shortage in the Mortgagor's remittance so long as such shortage shall continue; any such amount paid by the Servicer shall be reimbursable to it from any subsequent amounts collected on account of the related Mortgage Loan with respect to such adjustments.

         Costs incurred by the Servicer in effectuating the timely payment of taxes and assessments on the property securing a Mortgage Note and foreclosure costs may be added by the Servicer to the amount owing under such Mortgage Note where the terms of such Mortgage Note so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the principal amount of the Mortgage Note and Mortgage Loan, the Monthly Payments on the Mortgage Note and Mortgage Loan or distributions to be made to Certificateholders. Such costs shall be recoverable by the Servicer pursuant to Section 5.04.

                  (c) Subject to Section 5.12, the Servicer is hereby authorized and empowered to execute and deliver on behalf of the Trustee and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, each Certificateholder and the Trustee shall execute any powers of attorney furnished to the Trustee by the Servicer and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

                  (d) On and after such time as the Trustee receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to
Section 5.23, after receipt by the Trustee and the Certificate Insurer of the Opinion of Counsel required pursuant to Section 5.23, the Trustee or its designee approved by the Certificate Insurer (which approval shall not be unreasonably withheld) shall assume all of the rights and obligations of the Servicer, subject to Section 8.09 hereof. The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the Trustee all documents and records relating to the Mortgage Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

                  (e) If the Mortgage relating to a Mortgage Loan did not have a lien senior on the related Mortgaged Property as of the Cut-Off Date, then the Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property. If the Mortgage relating to a Mortgage Loan had a lien senior to the Mortgage Loan on the related Mortgaged Property as of the Cut-Off Date, then the Servicer, in such capacity, may consent to the refinancing of such senior lien; provided that (i) the resulting Combined Loan-to-Value Ratio of such Mortgage Loan is no higher than the Combined Loan-to-Value Ratio prior to such refinancing and (ii) the interest rate for the loan evidencing the refinanced senior lien on the date of such refinancing is no higher than the interest rate on the loan evidencing the existing senior lien immediately prior to the date of such refinancing.

                  (f) The Servicer shall deliver a list of Servicing Officers to the Certificate Administrator, the Trustee and the Certificate Insurer on or before the Closing Date.

              Section 5.02 Subservicing Agreements Between the Servicer and Subservicers. (a) The Servicer may, subject to the prior written approval of the Certificate insurer, enter into

Subservicing Agreements with Subservicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Servicer hereunder. Each Subservicer shall be either (i) a depository institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating, acquiring or servicing loans, and in either case shall be authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated and in either case shall be a FNMA-approved mortgage servicer. In addition, each Subservicer will obtain and preserve its qualifications to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform or cause to be performed its duties under the related Subservicing Agreement. Each Subservicing Agreement shall provide that the Subservicer's rights shall automatically terminate at the option of the successor Servicer and without a termination fee upon the termination, resignation or other removal of the Servicer under this Agreement.

                  (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, Certificateholders and the Certificate Insurer for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments.

         In the event the Servicer shall for any reason no longer be the Servicer (including, by reason of an Event of Default), the Trustee or its designee may, at its option, either (i) notwithstanding the last sentence of
Section 5.02(a), assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into or (ii) notwithstanding anything to the contrary contained in each such Subservicing Agreement, terminate the related Subservicer without being required to pay any fee in connection therewith.

                  Section 5.03 Collection of Certain Mortgage Loan Payments; Collection Account. (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and any applicable primary mortgage insurance policy, follow such collection procedures as shall constitute Accepted Servicing Practices. Consistent with the foregoing, the Servicer may in its discretion (i) waive any prepayment charge, assumption fee, late payment charge or other charge in connection with a Mortgage Loan, and (ii) arrange a schedule, running for no more than 180 days after the Due Date for payment of any installment on any Mortgage Note, for the liquidation of delinquent items. Any provision of this agreement to the contrary notwithstanding, the Servicer shall not agree to the modification or waiver of any provision of a Mortgage Loan at a time when such Mortgage Loan is not in default or such default is not reasonably foreseeable, if such modification or waiver would be treated as a taxable exchange under
Section 1001 of the Code, unless such exchange would not be considered a "prohibited transaction" under the REMIC Provisions.

         The Servicer shall establish and maintain in the name of the Trustee the Collection Account, in trust for the benefit of the Certificateholders and the Certificate Insurer. The Collection Account shall be established and maintained as an Eligible Account.

         The Servicer shall deposit in the Collection Account (i) any amounts representing Monthly Payments on the Mortgage Loans due or to be applied as of a date after the Cut-off Date, (ii) any amounts representing Monthly Payments due or to be applied as of a date on or before the Cut-off Date (except for any interest accrued prior to [DATE] and except for any principal received by the Company prior to the Cut-off Date the receipt of which is reflected on the Mortgage Loan Schedule) and (iii) thereafter, on a daily basis within two Business Days of receipt (except as otherwise permitted herein), the following payments and collections received or made by it (other than any amounts in respect of principal of or interest on the Mortgage Loans which, under clauses
(i) and (ii) above, are not required to be deposited in the Collection Account):

                           (i) all payments received after the Cut-off Date on
                  account of principal on the Mortgage Loans and all Principal Prepayments in Full, Curtailments and all Net REO Proceeds collected after the Cut-off Date;

                           (ii) all payments received after the Cut-off Date on
                  account of interest on the Mortgage Loans (other than payments of interest that accrued on each Mortgage Loan up to and including the Cut-off Date;

                           (iii)    all Net Liquidation Proceeds;

                           (iv) all Insurance Proceeds;

                           (v) all Released Mortgaged Property Proceeds;

                           (vi) any amounts payable in connection with the
                  repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.02 and 3.05; and

                           (vii) any amount expressly required to be deposited
                  in the Collection Account in accordance with certain provisions of this Agreement, including, without limitation Sections 2.02, 3.01, 5.06, 5.07 and 5.17 of this Agreement;

provided, however, that the Servicer shall be entitled, at its election, either
(a) to withhold and to pay to itself the applicable Servicing Fee from any payment on account of interest or other recovery (including Net REO Proceeds) as received and prior to deposit of such payments in the Collection Account or (b) to withdraw the applicable Servicing Fee from the Collection Account after the entire payment or recovery has been deposited therein; provided, further, that with respect to any payment of interest received by the Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment that bears the same relationship to the total amount of such payment of interest as the rate used to determine the Servicing Fee bears to the Mortgage Interest Rate borne by such Mortgage Loan shall be allocated to the Servicing Fee with respect to such Mortgage Loan. All other amounts shall be deposited in the Collection Account not later than the second Business Day following the day of receipt and posting by the Servicer.

         The Servicer may invest the funds in the Collection Account only in Permitted Investments. No Permitted Investment shall be sold or disposed of at a gain prior to maturity unless the Servicer has obtained an Opinion of Counsel (at the Servicer's expense) that such sale or disposition will not cause the Trust Fund to be subject to the tax on income from prohibited transactions imposed by Section 860F(a)(i) of the Code, otherwise subject the Trust Fund to tax or cause the Trust Fund to fail to qualify as a REMIC. All income (other than any gain from a sale or disposition of the type referred to in the preceding sentence) realized from any such Permitted Investment shall be for the benefit of the Servicer as additional servicing compensation. The amount of any losses incurred in respect of any such investments shall be deposited in the Collection Account by the Servicer out of its own funds immediately as realized.

         The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of those described in the last paragraph of Section 5.13 and payments in the nature of prepayment charges, late payment charges or assumption fees need not be deposited by the Servicer in the Collection Account. If the Servicer deposits in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. All funds deposited by the Servicer in the Collection Account shall be held in the Collection Account for the account of the Trustee in trust for the Certificateholders until disbursed in accordance with Section 6.03 or withdrawn in accordance with Section 5.04.

                  (b) Prior to the time of their required deposit in the Collection Account, all amounts required to be deposited therein may be deposited in an account in the name of Servicer, provided that such account is an Eligible Account. All such funds shall be held by the Servicer in trust for the benefit of the Certificateholders and the Certificate Insurer pursuant to the terms hereof.

                  (c) The Collection Account may, upon written notice by the Trustee to the Certificate Insurer, be transferred to a different depository so long as such transfer is to an Eligible Account.

                  Section 5.04 Permitted Withdrawals from the Collection Account. The Servicer may, from time to time, make withdrawals from the Collection Account for the following purposes:

                  (a) to reimburse itself for any accrued unpaid Servicing Fees and for unreimbursed Periodic Advances and Servicing Advances. The Servicer's right to reimbursement for unpaid Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed. The Servicer's right to reimbursement for unreimbursed Periodic Advances shall be limited to late collections of interest on any Mortgage Loan and to Liquidation Proceeds and Insurance Proceeds on related Mortgage Loans;

                  (b) to reimburse itself for any Periodic Advances or Servicing Advances determined in good faith to have become Nonrecoverable Advances, such reimbursement to be made from any funds in the Collection Account;

                  (c) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                  (d) to withdraw any funds deposited in the Collection Account that were not required to be deposited therein;

                  (e) to pay itself Servicing Compensation pursuant to Section
5.13 hereof to the extent not retained or paid pursuant to Section 5.03, 5.04 or 5.13;

                  (f) to pay to the Seller with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.02 or 3.01 or to pay to itself with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 11.01 all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Principal Balance, as the case may be, was determined;

                  (g) to pay to the Seller with respect to each Mortgage Loan the amount of interest accrued and unpaid on such Mortgage Loan on the Cut-off Date;

                  (h) to make deposits to the Certificate Accounts (which shall include the Certificate Administration Fee and the Trustee Fee) in the amounts and in the manner provided for herein;

                  (i) to pay itself any interest earned on or investment income earned with respect to funds in the Collection Account;

                  (j) to reimburse itself for expenses incurred by it and reimbursable pursuant to Section 8.03; and

                  (k) to clear and terminate the Collection Account upon the termination of this Agreement.


                  The Servicer shall keep and maintain a separate accounting for each Mortgage Loan for the purpose of accounting for withdrawals from the Collection Account pursuant to subclause (a).

                  Section 5.05 Payment of Taxes, Insurance and other Charges. With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting casualty insurance coverage.

         With respect to each Mortgage Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and casualty insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall, if it has received notice of a default or deficiency, monitor such payments to determine if they are made by the Mortgagor.

                  Section 5.06 The Maintenance of Casualty Insurance. The Servicer shall cause to be maintained for each Mortgage Loan a casualty insurance policy with extended coverage issued by a generally acceptable insurer in an amount which is not less than the full insurable value of the Mortgaged Property securing such Mortgage Loan or the unpaid principal balance of such Mortgage Loan, whichever is less; provided, however, that such insurance may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. If, upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the unpaid principal balance of the Mortgage Loan, (ii) the full insurable value and (iii) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973. The Servicer shall also maintain similar fire insurance coverage and, if applicable, flood insurance on property acquired upon foreclosure, or by deed in lieu of foreclosure, of any Mortgage Loan in an amount which is at least equal to the lesser of (i) the full insurable value of the improvements which are a part of such property and (ii) the principal balance owing on such Mortgage Loan at the time of such foreclosure or grant of deed in lieu of foreclosure; provided, however, that such insurance may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. It is understood and agreed that such insurance shall be with insurers approved by the Servicer and that no earthquake or other additional insurance is to be required of any Mortgagor, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Pursuant to Section 5.03, any amounts collected by the Servicer under any insurance policies maintained pursuant to this Section 5.06 (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or released to the Mortgagor In accordance with Accepted Servicing Practices) shall be deposited into the Collection Account, subject to withdrawal pursuant to
Section 5.04. Any cost incurred by the Servicer in maintaining any such Insurance shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the principal amount of the Mortgage Note or Mortgage Loan, the Monthly Payments on the Mortgage Note or the distributions to be made to the Certificateholders. Such costs shall be recoverable by the Servicer pursuant to Section 5.04. In the event that the Servicer shall obtain and maintain a blanket policy issued by an insurer that is acceptable to FNMA or FHLMC, insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligation as set forth in the first sentence of this Section 5.06, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related mortgaged or acquired property an insurance policy complying with the first sentence of this Section 5.06 and there shall have been a loss which would have been covered by such a policy had it been maintained, be required to deposit from its own funds into the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause.

                  Section 5.07 Maintenance of Mortgage Impairment Insurance Policy. In the event that the Servicer shall obtain and maintain a blanket policy (the "Mortgage Impairment Insurance


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Policy") with an insurer either (i) having a General Policy rating of A:VIII or better in Best's Key Rating Guide or (ii) approved in writing by the Certificate Insurer, such approval not to be unreasonably withheld, insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 5.06, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section 5.06, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 5.06, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the difference, if any, between the amount that would have been payable under a policy complying with Section 5.06 and the amount paid under such blanket policy. Upon the request of the Certificate Insurer, the Trustee or any Certificateholder, the Servicer shall cause to be delivered to the Certificate Insurer, the Trustee or such Certificateholder, as the case may be, a certified true copy of such policy. The Servicer agrees to prepare and present, on behalf of itself, the Trustee, the Certificate Insurer and Certificateholders, claims under any such policy in a timely fashion in accordance with the terms of such policy.

                  Section 5.08 Fidelity Bond; Errors and Omissions Policy. (a) The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond (a "Fidelity Bond") and an errors and omissions insurance policy (an "Errors and Omissions Policy"), in a minimum amount acceptable to FNMA or FHLMC or, if [Advanta] is the Servicer or if the Trustee is the successor Servicer, in an amount generally maintained by prudent mortgage loan servicers having servicing portfolios of a similar size.

                  (b) The Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such a Fidelity Bond and Errors and Omissions Policy and, by the terms of such fidelity bond and errors and omission policy, the coverage afforded thereunder extends to the Servicer. The Servicer shall cause each and every Subservicer for it to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet the requirements of Section 5.08(a). If [Advanta] is not the Servicer and the Trustee is not the successor Servicer, any such Fidelity Bond and Errors and Omissions Policy shall not be canceled or modified in a materially adverse manner without 10 days prior written notice to the Certificate Insurer.


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                  Section 5.09 Collection of Taxes, Assessments and Other Items;
Servicing Account. In addition to the Collection Account, the Servicer shall establish and maintain a Servicing Account, which shall be an Eligible Account, and shall deposit therein all payments by Mortgagors for taxes, assessments, primary mortgage or hazard insurance premiums or comparable items. Withdrawals from the Servicing Account may be made to effect payment of taxes, assessments, primary mortgage or hazard insurance premiums or comparable items, to reimburse the Servicer out of related collections for any advances made in the nature of any of the foregoing, to refund to any Mortgagors any sums determined to be overages, or to pay any interest owed to Mortgagors on such account to the extent required by law or to clear and terminate the Servicing Account at the termination of this Agreement upon the termination of the Trust Fund. The Servicer shall advance the payments referred to in the first sentence of this
Section 5.09 that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due, but the Servicer shall be required to so advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer pursuant to Section 5.04 out of Liquidation Proceeds, Insurance Proceeds or otherwise.


                  Section 5.10 Enforcement of Due-on-Sale Clauses, Assumption Agreements. In any case in which a Mortgaged Property is about to be conveyed by the Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable thereon) and the Servicer has knowledge of such prospective conveyance, the Servicer shall effect assumptions in accordance with the terms of any due-on-sale provision contained in the related Mortgage Note or Mortgage. The Servicer shall enforce any due-on-sale provision contained in such Mortgage Note or Mortgage to the extent the requirements thereunder for an assumption of the Mortgage Loan have not been satisfied to the extent permitted under the terms of the related Mortgage Note, unless such provision is not exercisable under applicable law and governmental regulations or in the Servicer's judgment, such exercise is reasonably likely to result in legal action by the Mortgagor, or such conveyance is in connection with a permitted assumption of the related Mortgage Loan. Subject to the foregoing, the Servicer is authorized to take or enter into an assumption agreement from or with the Person to whom such property is about to be conveyed, pursuant to which such person becomes liable under the related Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Interest Rate with respect to such Mortgage Loan shall remain unchanged. The Servicer is also authorized, to release the original Mortgagor from liability upon the Mortgage Loan and substitute the new Mortgagor as obligor thereon. In connection with such


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



assumption or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual for mortgage loans similar to the Mortgage Loans and as it applies to mortgage loans owned solely by it. The Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such assumption or substitution agreement, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the Mortgage Interest Rate of the related Mortgage Note and the payment terms shall not be changed. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as servicing compensation.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any conveyance by the Mortgagor of the property subject to the Mortgage or any assumption of a Mortgage Loan by operation of law which the Servicer in good faith determines it may be restricted by law from preventing, for any reason whatsoever, or if the exercise of such right would impair or threaten to impair any recovery under any applicable insurance policy or, in the Servicer's judgment, be reasonably likely to result in legal action by the Mortgagor.

                  Section 5.11 Realization upon Defaulted Mortgage Loans.

                  (a) Except as provided in the last two paragraphs of this
Section 5.11(a), the Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 5.03. In connection with such foreclosure or other conversion, the Servicer shall follow Accepted Servicing Practices. The foregoing is subject to the proviso that the Servicer shall not be required to expend its own funds in connection with any foreclosure or to restore any damaged property unless it shall determine that
(i) such foreclosure and/or restoration will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawal from the Collection Account pursuant to Section 5.04) or otherwise. The Servicer shall be entitled to reimbursement of the


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



Servicing Fee and other amounts due it, if any, to the extent, but only to the extent, that withdrawals from the Collection Account with respect thereto are permitted under Section 5.04.

         The Servicer may foreclose against the Mortgaged Property securing a defaulted Mortgage Loan either by foreclosure, by sale or by strict foreclosure, and in the event a deficiency judgment is available against the Mortgagor or any other person, may proceed for the deficiency.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (an "REO Property"), the deed or certificate of sale shall be issued to the Servicer on behalf of the Trustee in the name of the Trustee on behalf of the Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall be considered to be a Mortgage Loan held in the Trust Fund until such time as the related Mortgaged Property shall be sold and such Mortgage Loan becomes a Liquidated Mortgage Loan. Consistent with the foregoing, for purposes of all calculations hereunder, so long as such Mortgage Loan shall be considered to be an Outstanding Mortgage Loan:

                           (i) It shall be assumed that, notwithstanding that
                  the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect, except that such schedule shall be adjusted to reflect the application of Net REO Proceeds received in any month pursuant to the succeeding clause.

                           (ii) Net REO Proceeds received in any month shall be
                  deemed to have been received first in payment of the accrued interest that remained unpaid on the date that such Mortgage Loan became an REO Mortgage Loan, with the excess thereof, if any, being deemed to have been received in respect of the delinquent principal installments that remained unpaid on such date. Thereafter, Net REO Proceeds received in any month shall be applied to the payment of installments of principal and accrued interest on such Mortgage Loan deemed to be due and payable in accordance with the terms of such Mortgage Note and such amortization schedule. If such Net REO Proceeds exceed the then Unpaid REO

                  Amortization, the excess shall be treated as a Curtailment received in respect of such Mortgage Loan.

                           (iii) Only that portion of Net REO Proceeds allocable
                  to interest that bears the same relationship to the total amount of Net REO Proceeds allocable to interest as the rate of the Servicing Fee bears to the Mortgage Interest Rate borne by such Mortgage Loan shall be allocated to the Servicing Fee with respect thereto.

         In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or reasonably foreseeable default on a Mortgage Loan, such Mortgaged Property shall be disposed of by or on behalf of the Trust Fund within two years after its acquisition by the Trust Fund unless (a) the Servicer shall have provided to the Trustee an Opinion of Counsel (at the expense of the Trust Fund) to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to two years after its acquisition (and specifying the period beyond such two-year period for which the Mortgaged Property may be held) will not cause the Trust Fund to be subject to the tax on prohibited transactions imposed by Section 860F(a)(i) of the Code, otherwise subject the Trust Fund to tax or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (b) the Servicer (at the Trust Fund's expense) shall have applied for, at least 60 days prior to the expiration of such two-year period, an extension of such two-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the two-year period shall be extended by the applicable period. The Servicer shall further ensure that the Mortgaged Property is administered so that it constitutes "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at all times, that the sale of such property does not result in the receipt by the Trust Fund of any income from non-permitted assets as described in Section 860F(a)(2)(B) of the Code, and that the Trust Fund does not derive any "net income from foreclosure property" within the meaning of
Section 860G(c)(2) of the Code with respect to such property.

                  Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

                  In lieu of foreclosing upon any defaulted Mortgage Loan, the Servicer may, in its discretion, permit the assumption of such Mortgage Loan if, in the Servicer's judgment, such default is unlikely to be cured and if the assuming borrower satisfies the Servicer's underwriting guidelines with respect to mortgage loans owned by the Servicer. In connection with any such assumption, the Mortgage Interest Rate of the related Mortgage Note and the payment terms shall not be changed. Any fee collected by the Servicer for entering into an assumption agreement will be retained by the Servicer as servicing compensation. Alternatively, the Servicer may encourage the refinancing of any defaulted Mortgage Loan by the Mortgagor.

                  Notwithstanding the foregoing, prior to instituting foreclosure proceedings or accepting a deed-in-lieu of foreclosure with respect to any Mortgaged Property, the Servicer shall make, or cause to be made, inspection of the Mortgaged Property in accordance with the Accepted Servicing Practices and, with respect to environmental hazards, such procedures are as required by the provisions of the Federal National Mortgage Association's selling and servicing guide applicable to single-family homes and in effect on the date hereof. The Servicer shall be entitled to rely upon the results of any such inspection made by others. In cases where the inspection reveals that such Mortgaged Property is potentially contaminated with or affected by hazardous wastes or hazardous substances, the Servicer shall promptly give written notice of such fact to the Certificate Insurer, the Trustee and each Class A Certificateholder. The Servicer shall not commence foreclosure proceedings or accept a deed-in-lieu of foreclosure for Mortgaged Property with respect to this paragraph without obtaining the written consent of the Certificate Insurer.

                  (b) Promptly after the Closing Date, the Servicer shall, with respect to each Mortgage Loan for which the Mortgage provides a second lien on the related Mortgaged Property, cause to be recorded in the appropriate public office for real property records, where permitted by applicable law and where applicable law does not require that a second mortgagee be named as a party defendant in foreclosure or comparable proceedings in order to foreclose or otherwise preempt such mortgagee's equity of redemption, a request for notice of any action by or on behalf of any mortgagee under a Senior Mortgage Loan. The Servicer also shall promptly provide written notice to each mortgagee under a Senior Mortgage Loan of the existence of the related Mortgage Loan and request notification of any action taken or to be taken against the related Mortgagor or Mortgaged Property by or on behalf of such mortgagee in respect of such Senior Mortgage Loan.

                  (c) Upon becoming aware that a Senior Mortgage Loan has come into default or of any action that the related mortgagee has taken or may take in respect thereof, the Servicer shall, consistent with the REMIC Provisions, take such actions as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by Accepted Servicing Practices. In taking such actions, the Servicer may advance such funds as are necessary to cure such default, maintain such Senior Mortgage Loan, acquire the related mortgagee's interest therein or redeem the related Mortgaged Property. The Servicer, however, shall not be required to expend its own funds in connection therewith unless it shall determine that such expense will be recoverable to it. All such expenses shall be included as Liquidation Expenses pursuant to the definition thereof, and shall be reimbursable from the related Liquidation Proceeds in accordance with Section 5.04.

                  Section 5.12 Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall immediately notify the Trustee in the form of a Request for Release in the form attached hereto as Exhibit H (which request shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 5.03 have been or shall be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such Request for Release, the Trustee, or the Custodian on its behalf, shall promptly release the related Mortgage File to the Servicer. Upon any such payment in full, the Servicer is authorized to give, as agent for the Trustee and the mortgagee under the Mortgage which secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the property subject to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account. In connection therewith, the Trustee shall execute and return to the Servicer any required power of attorney provided to the Trustee by the Servicer and other required documentation in accordance with
Section 5.01(c). From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with Accepted Servicing Practices, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a Request for Release signed by a Servicing Officer, release, or cause the Custodian to release, the related Mortgage File to the Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to the Request for Release hereinabove specified, the Mortgage File shall be delivered by the Trustee to the Servicer.


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



                  Section 5.13 Servicing Fee; Servicing Compensation. The Servicer shall be entitled, at its election, either (a) to pay itself the Servicing Fee out of any Mortgagor payment on account of interest or Net REO Proceeds prior to the deposit of such payment in the Collection Account or (b) to withdraw from the Collection Account such Servicing Fee pursuant to Section
5.04. The Servicer shall also be entitled, at its election, either (a) to pay itself the Servicing Fee in respect of each delinquent Mortgage Loan out of Liquidation Proceeds in respect of such Mortgage Loan or other recoveries with respect thereto to the extent permitted in Section 5.03(a) to withdraw from the Collection Account the Servicing Fee in respect of each such Mortgage Loan to the extent of such Liquidation Proceeds or other recoveries, to the extent permitted by Section 5.04(a).

                  Servicing compensation in the form of Net Foreclosure Profits, assumption fees, late payment charges, tax service fees, fees for statement of account or payoff of the Mortgage Loan (to the extent permitted by applicable law) or otherwise shall be retained by the Servicer and are not required to be deposited in the Collection Account. The aggregate Servicing Fee is reserved for the administration of the Trust Fund and, in the event of replacement of the Servicer as servicer of the Mortgage Loans, for the payment of other expenses related to such replacement. The aggregate Servicing Fee shall be offset as provided in Section 5.19. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including maintenance of the hazard insurance required by Section 5.05) and shall not be entitled to reimbursement therefor except as specifically provided herein.

                  Section 5.14 Reports to the Trustee and the Certificate Administrator; Collection Account Statements. Not later than 15 days after each Distribution Date, the Servicer shall provide to the Trustee and the Certificate Administrator a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the last day of the immediately preceding calendar month, stating that all distributions required by this Agreement to be made by the Servicer on behalf of the Trustee have been made (or if any required distribution has not been made by the Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Collection Account for each category of deposit specified in Section 5.03 and each category of withdrawal specified in Section 5.04 and the aggregate of deposits into the Certificate Accounts as specified in Section 4.05(b). Such statement shall also state the aggregate unpaid principal balance of all the Mortgage Loans as of the close of business on the last day of the month preceding the month in which such Distribution Date occurs. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request. The Servicer shall provide to the Certificate Administrator such information as is required for the Certificate Administrator to prepare the reports or additional information specified in Section 6.04.

                  Section 5.15 Annual Statement as to Compliance. The Servicer will deliver to the Trustee, the Certificate Administrator, the Certificate Insurer and the Rating Agencies on or before June 30th of each year, beginning with June 30, 1997, an Officers' Certificate stating as to each signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Such Officers' Certificate shall be accompanied by the statement described in Section 5.16 of this Agreement. Copies of such statement shall, upon request, be provided to any Certificateholder by the Servicer, or by the Trustee at the Servicer's expense if the Servicer shall fail to provide such copies.

                  Section 5.16 Annual Independent Public Accountants' Servicing Report. On or before March 30th of every year, beginning with March 30, 1997, the Servicer, at its expense, shall cause a firm of nationally recognized independent public accountants to furnish a statement to the Trustee, the Certificate Administrator, the Certificate Insurer and the Rating Agencies to the effect that, on the basis of an examination of certain documents and records relating to the servicing of the mortgage loans being serviced by the Servicer under pooling and servicing agreements similar to this Agreement, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that such servicing has been conducted in compliance with this Agreement. Copies of such statement shall, upon request, be provided to Certificateholders by the Servicer, or by the Trustee at the Servicer's expense if the Servicer shall fail to provide such copies. For purposes of such statement, such firm may conclusively presume that any pooling and servicing agreement which governs mortgage pass-through certificates offered by the Company (or any predecessor or successor thereto) in a registration statement under the Securities Act of 1933, as amended, is similar to this Agreement, unless such other pooling and servicing agreement expressly states otherwise.

                  Section 5.17 Optional Purchase of Defaulted Mortgage Loans. Any Affiliate of the Seller, in its sole discretion, shall have the right to elect (by written notice sent to the Servicer, the Trustee, the Certificate Administrator and the Certificate Insurer), but shall not be obligated, to purchase for its own account from the Trust Fund any Mortgage Loan which is 90 days or more delinquent in the manner and at the price specified in Section
2.02. The purchase price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account and the Trustee, upon receipt of such deposit, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

                  Section 5.18 Reports to be Provided by the Servicer. The Servicer agrees to make available on a reasonable basis to the Certificate Insurer a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Certificate Insurer to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Certificate Insurer that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

                  Section 5.19 Adjustment of Servicing Compensation in Respect of Prepaid Mortgage Loans. The aggregate amount of the Servicing Fees that the Servicer and any Subservicer shall be entitled to receive with respect to all of the Mortgage Loans and each Distribution Date shall be offset on such Distribution Date by an amount equal to the aggregate Prepayment Interest Shortfall with respect to all Mortgage Loans which were subjects of Principal Prepayments in Full or Curtailments during the month preceding the month of such Distribution Date. The amount of any offset against the aggregate Servicing Fee with respect to any Distribution Date under this Section 5.19 shall be limited to the aggregate amount of the Servicing Fees otherwise payable to the Servicer and any Subservicer (without adjustment on account of Prepayment Interest Shortfalls) with respect to (i) scheduled payments having the Due Date occurring in the month of such Distribution Date received by the Servicer or any Subservicer prior to the Servicer Remittance Date, and (ii) Principal Prepayments in Full, Curtailments and Liquidation Proceeds received in the month preceding the month in which such Distribution Date occurs, and the rights of the Certificateholders to the offset of the aggregate Prepayment Interest Shortfalls shall not be cumulative.

                  Section 5.20 Periodic Advances. If, on any Servicer Remittance Date, the Servicer determines that any Monthly Payments due on the Due Date immediately preceding such Servicer Remittance Date have not been received as of the close of business on the Business Day preceding such Servicer Remittance Date, the Servicer shall determine the amount of any Periodic Advance required to be made with respect to the related Distribution Date. The Servicer shall, on the Servicer Remittance Date, deliver in a computer-readable form (including electronic transmission) to the Certificate Administrator indicating the payment status of each Mortgage Loan as of the Business Day prior to such Servicer Remittance Date. The Servicer shall include in the amount to be deposited in the related Certificate Account on such Servicer Remittance Date an amount equal to the Periodic Advance, if any, which deposit may be made in whole or in part from funds in the Collection Account being held for future distribution or withdrawal on or in connection with Distribution Dates in subsequent months. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Servicer from its own funds by deposit in the related Certificate Account on or before the Business Day preceding any such future Servicer Remittance Date to the extent that funds in the related Certificate Account on such Servicer Remittance Date shall be less than payments to Certificateholders required to be made on such date.

                  The Servicer shall designate on its records the specific Mortgage Loans and related installments (or portions thereof) as to which such Periodic Advance shall be deemed to have been made, such determination being conclusive for purposes of withdrawals from the Collection Account pursuant to
Section 5.04.

                  Section 5.21  [Reserved]

                  Section 5.22 Maintenance of Corporate Existence and Licenses; Merger or Consolidation of the Servicer. (a) The Servicer will keep in full effect its existence, rights and franchises as a corporation, will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement and will otherwise operate its business so as to cause the representations and warranties under Section 3.01 to be true and correct at all times under this Agreement.

                  (b) Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an established mortgage loan servicing institution acceptable to the Certificate Insurer that has a net worth of at least $15,000,000, and in all events shall be the successor of the Servicer without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger or consolidation to the Trustee and the Certificate Insurer.

                  Section 5.23 Assignment of Agreement by Servicer, Servicer Not to Resign. The Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Certificate Insurer, the Certificate Administrator and the Trustee or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and that such incapacity cannot be cured by the Servicer without incurring, in the reasonable judgment of the Certificate Insurer, unreasonable expense. Any such determination that the Servicer's duties hereunder are no longer permissible under applicable law permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Trustee, the Seller, the Company, the Certificate Administrator and the Certificate Insurer. No such resignation shall become effective until the Trustee or a successor appointed in accordance with the terms of this Agreement has assumed the Servicer's responsibilities and obligations hereunder in accordance with
Section 8.09. The Servicer shall provide the Trustee, the Rating Agencies, the Certificate Administrator and the Certificate Insurer with 30 days prior written notice of its intention to resign pursuant to this Section 5.23.

                  In the case of any assignment and delegation of rights, duties and obligations under this Agreement pursuant to this Section 5.23, the Servicer shall be released from its duties and obligations under this Agreement, except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding paragraph.

                  Section 5.24 Information Reports to be Filed by the Servicer. The Servicer shall file (or cause any Subservicers to file) information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively.

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         Section 5.25. REMIC-Related Covenants. For as long as the Trust Fund shall exist, the Servicer, the Certificate Administrator and the Trustee shall act in accordance herewith to assure continuing treatment of the Trust Fund as a REMIC. In particular:

         (a) Neither the Servicer nor the Certificate Administrator shall create, or permit the creation of, any "interests" in the Trust Fund within the meaning of Section 860G(a) of the Code other than the "regular interests" in the REMIC designated as such in Section 2.04(a) and the Residual Interest;

         (b) As of all times as may be required by the Code, the Servicer and the Certificate Administrator will ensure that substantially all of the assets of the Trust Fund will consist of Qualified Mortgages and "permitted investments" as defined in Section 860G(a)(5) of the Code. The Certificate Administrator and the Trustee, upon the direction of the Certificate Administrator, also will maintain records that are sufficient to indicate the Trust Fund's compliance with applicable requirements of the Code (and applicable Proposed, Temporary or final Treasury Regulations) relating to the assets held by the Trust Fund. Further, the Servicer shall not permit and the Trustee shall not accept the transfer or substitution of any Mortgage Loan other than pursuant to Section 3.05 of this Agreement and the Servicer shall, in any case, not permit substitution later than two years from the Closing Date unless the Servicer and the Trustee have received an Opinion of Counsel, which will not be an expense of the Trust Fund, that such transfer or substitution would not adversely affect the REMIC status of the Trust Fund or would not otherwise be prohibited by this Agreement;

         (c) The Servicer and the Certificate Administrator each shall ensure that the Trust Fund does not receive a fee or other compensation for services and that the Trust Fund does not receive any income from assets other than Qualified Mortgages or "permitted investments" within the meaning of Section 860G(a)(5) of the Code, and shall take whatever action it deems necessary to avoid any material tax imposed by the Code on the Trust Fund; provided, however, that the Trust Fund shall not be prohibited from recognizing its "net income from foreclosure property," as provided in Section 860G(c) of the Code with respect to any Mortgage Loan foreclosed upon as provided in Section 5.10;

         (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans or of any Eligible Investment unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received an Opinion of Counsel, which will not be an expense of the Trust Fund, to the effect that such sale (i) is pursuant to a

"qualified liquidation" as defined in Section 860F(a)(4) of the Code and as described in Section 11.01 hereof, or (ii) would not be treated as a "prohibited transaction" within the meaning of Section 860F(a)(2) of the Code that results in the realization of a material amount of gain or loss for federal income tax purposes;

         (e) The Trustee shall not accept any contribution to the Trust Fund after the Startup Day without an Opinion of Counsel that such contribution is included within the exceptions provided in Section 860G(d)(2) of the Code and, therefore, will not be subject to the tax imposed by Section 860G(d)(1) of the Code; and

         (f) Notwithstanding anything to the contrary in this Agreement, the Certificate Administrator and the Trustee, at the direction of the Certificate Administrator, shall take any other action or refuse to take any action otherwise required (including adjusting the Purchase Price for any Mortgage
Loan) where the Certificate Administrator deems such action or inaction reasonably necessary to ensure the REMIC status of the Trust Fund under the Code and applicable regulations or to avoid the imposition of any material tax liability on the Trust Fund that will affect amounts distributable to the Certificateholders.

                                   ARTICLE VI

                           DISTRIBUTIONS AND PAYMENTS

                  Section 6.01 Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of all money and other property payable to or receivable by the Trustee pursuant to this Agreement, including (a) all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Trustee by the Servicer or by any Subservicer and (b) Insured Payments. The Trustee shall hold all such money and property received by it, as part of the Trust Fund and shall apply it as provided in this Agreement.

                  Section 6.02 The Certificate Insurance Policy. (a) Within two Business Days after each Servicer Remittance Date the Certificate Administrator shall determine with respect to the immediately following Distribution Date the amount to be on deposit in the Certificate Accounts on such Distribution Date as a result of the Servicer's remittance of the Servicer Remittance Amount on the related Servicer Remittance Date, less the amounts described in clause (i) of
Section 6.03(b) or (c) for the related Distribution Date, and not including the amount of any Insured Payment which is required to be deposited in the related Certificate Account for such Distribution Date. The amounts described in the preceding sentence, as determined separately with respect to the Group I Loans, and Group II Loans, with respect to each Distribution Date are the "Group I Available Funds" and "Group II Available Funds" for such Distribution Date.

                  (b) If on any Distribution Date there is an Available Funds Shortfall, the Certificate Administrator shall complete a Notice in the form of Exhibit A to the related Certificate Insurance Policy and submit such notice to the Certificate Insurer no later than 12:00 noon New York City time on the second Policy Business Day preceding such Distribution Date as a claim for an Insured Payment in an amount equal to such Available Funds Shortfall.

                  (c) The Trustee shall establish a separate Eligible Account for the benefit of Holders of the Certificates and the Certificate Insurer referred to herein as the "Certificate Insurance Payments Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit upon receipt any amount paid under the Certificate Insurance Policy in the Certificate Insurance Payments Account and distribute such amount only for purposes of payment to Certificateholders of the Group I Insured Distribution Amount or

Group II Insured Distribution Amount for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Certificate Administrator, the Trustee or the Trust Fund. Amounts paid under the Certificate Insurance Policy, to the extent needed to pay the Group I Insured Distribution Amount or Group II Insured Distribution Amount shall be transferred by the Trustee from the Certificate Insurance Payments Account to the related Certificate Account on the related Distribution Date and disbursed by the Paying Agent to Certificateholders in accordance with Section
6.03. It shall not be necessary for payments made under the Certificate Insurance Policy to be made by checks or wire transfers separate from other amounts distributed pursuant to Section 6.03. However, the amount of any payment of principal or of interest on the Certificates to be paid from funds transferred from the Certificate Insurance Payments Account shall be noted as provided in paragraph (d) below. Funds held in the Certificate Insurance Payments Account shall not be invested. Any funds remaining in the Certificate Insurance Payments Account on the first Policy Business Day following a Distribution Date shall be returned to the Certificate Insurer pursuant to the written instructions of the Certificate Insurer by the end of such Policy Business Day.

                  (d) The Remittance Report shall indicate the amount of interest and principal paid in respect of the Group I Class A Certificates and the Group II Class A Certificates from moneys received under the Certificate Insurance Policy.

                  (e) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Insured Payment has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Certificate Insurer, shall comply with the provisions of the Certificate Insurance Policy to obtain payment by the Certificate Insurer of such voided Insured Payment, and shall, at the time it provides notice to the Certificate Insurer, notify, by mail to Certificateholders of the affected Certificates that, in the event any Certificateholder's Insured Payment is so recovered, such Certificateholder will be entitled to payment pursuant to the Certificate Insurance Policy, a copy of which shall be made available through the Trustee, the Certificate Insurer or the Certificate Insurer's fiscal agent if any, and the Trustee shall furnish to the Certificate Insurer or its fiscal agent, if any, agent, its records evidencing the payments which have been made by the Trustee and subsequently recovered from Certificateholders, and dates on which such payments were made.

                  (f) The Trustee shall promptly notify the Certificate Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Certificates. Each Certificateholder, by its purchase of Certificates, the Servicer, the Certificate Administrator and the Trustee agree that, the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to, and each Certificateholder, the Servicer, the Certificate Administrator and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of the Servicer, the Certificate Administrator, the Trustee and each Certificateholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

                  Section 6.03 Distributions. (a) No later than 12:00 noon California time on each Servicer Remittance Date, the Servicer shall deliver to the Certificate Administrator a report in computer-readable form (including electronic transmission, provided that a portion of such report relating to certain delinquency information may be delivered in hard copy form rather than computer-readable form) containing such information as to each Mortgage Loan as of such date and such other information as the Certificate Administrator shall reasonably require.

                  (b) With respect to funds deposited in the Group I Certificate Account, on each Distribution Date, the Paying Agent shall make the following allocations, disbursements and transfers in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

                           (i) to the Certificate Insurer, the Premium Amount with respect to the Group I Loans;

                           (ii) to the Certificate Insurer the lesser of (x) an
                  amount equal to (A) the amount then on deposit in the Group I Certificate Account remaining after the distributions in (i) minus (B) the Group I Insured Distribution Amount for such Distribution Date and (y) the outstanding Group I Reimbursement Amounts, if any, as of such Distribution Date;

                           (iii) from amounts then on deposit in the Group I
                  Certificate Account (including any Group I Insured Payments), to the Class IA Certificateholders an amount equal to the Class IA Interest Distribution Amount;

                           (iv) from amounts then on deposit in the Group I
                  Certificate Account (including any Group I Insured Payments), to the Class IA Certificateholders an amount equal to the lesser of (a) the Class IA Principal Distribution Amount (to the extent not covered by payments to be made pursuant to
                  Section 6.03(c)(v) below) and (b) the amount remaining in the Group I Certificate Account after distributions pursuant to clauses (i) through (iii) above, in the manner described below;

                           (v) from amounts then on deposit in the Group I
                  Certificate Account, to the Class IIA Certificateholders, on any Distribution Date where a Group II Subordination Deficit exists, an amount equal to such Group II Subordination Deficit;

                           (vi) from amounts then on deposit in the Group I
                  Certificate Account, to the Class IIA Certificateholders, on any Distribution Date when, following distributions to be made on such date, the Group II Subordinated Amount would be less than the Group II Required Subordinated Amount, an amount equal to such difference;

                           (vii) from amounts then on deposit in the Group I
                  Certificate Account, to the Certificate Insurer, an amount equal to the outstanding Group II Reimbursement Amount remaining unpaid following any distributions made on such Distribution Date pursuant to Section 6.03(c)(ii);

                           (viii) from amounts then on deposit in the Group I
                  Certificate Account, to the Class I S Certificateholders an amount equal to the related Class S Interest Distribution Amount to the extent not added to the Certificate Principal Balance thereof as described below;

                           (ix) from amounts then on deposit in the Group I
                  Certificate Account, to the Class I S Certificateholders the amount remaining on such Distribution Date, if any, until the Certificate Principal Balance thereof is reduced to zero; and

                           (x) from amounts then on deposit in the Group I
                  Certificate Account, to the Holders of the Class R Certificates, the amount remaining on such Distribution Date, if any.

Notwithstanding clause (iv) above, the aggregate amounts distributed on all Distribution Dates to the Holders of the Class IA Certificates on account of the Class IA Principal Distribution Amount shall not exceed the Original Certificate Principal Balance of the Class IA Certificates.

                  Distributions of the Class IA Principal Distribution Amount and amounts allocated pursuant to Section 6.03(c)(v) and (vi) will be allocated to the Class IA Certificates in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero.

                  On each Distribution Date, an amount equal to the Group I Subordination Increase Amount for such Distribution Date will be added to the Certificate Principal Balance of the Class I S Certificates.

                  (c) With respect to funds deposited in the Group II Certificate Account, on each Distribution Date, the Paying Agent shall make the following allocations, disbursements and transfers in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

                           (i) to the Certificate Insurer, the Premium Amount with respect to the Group II Loans;

                           (ii) to the Certificate Insurer the lesser of (x) an
                  amount equal to (A) the amount then on deposit in the Group II Certificate Account remaining after the distributions in (i) above minus (B) the Group II Insured Distribution Amount for such Distribution Date and (y) the outstanding Group II Reimbursement Amounts, if any, as of such Distribution Date;

                           (iii) from amounts then on deposit in the Group II
                  Certificate Account (including any Group II Insured Payments), to the Class IIA-1 Certificateholders, Class IIA-2 Certificateholders, Class IIA-3 Certificateholders, and Class IIA-4 Certificateholders, on a pro rata basis in proportion to the related Class IIA

                  Interest Distribution Amount payable thereon, an amount equal to the Class IIA Interest Distribution Amount;

                           (iv) from amounts then on deposit in the Group II
                  Certificate Account (including any Group II Insured Payments), to the Class IIA Certificateholders an amount equal to the lesser of (a) the Class IIA Principal Distribution Amount (to the extent not covered by payments to be made pursuant to
                  Section 6.03(b)(v) above) and (b) the amount remaining in the Group II Certificate Account after distributions pursuant to clauses (i) through (iii) above, in the manner described below;

                           (v) from amounts then on deposit in the Group II
                  Certificate Account, to the Class IA Certificateholders, on any Distribution Date where a Group I Subordination Deficit exists, an amount equal to such Group I Subordination Deficit;

                           (vi) from amounts then on deposit in the Group II
                  Certificate Account, to the Class IA Certificateholders, on any Distribution Date when, following distributions to be made on such date, the Group I Subordinated Amount would be less than the Group I Required Subordinated Amount, an amount equal to such difference;

                           (vii) from amounts then on deposit in the Group II
                  Certificate Account, to the Certificate Insurer, an amount equal to the outstanding Group I Reimbursement Amount remaining unpaid following any distributions made on such Distribution Date pursuant to Section 6.03(b)(ii);

                           (viii) from amounts then on deposit in the Group II
                  Certificate Account, to the Class II S Certificateholders, an amount equal to the related Class S Interest Distribution Amount to the extent not added to the Certificate Principal Balance thereof as described below;

                           (ix) from amounts then on deposit in the Group II
                  Certificate Account, to the Class II S Certificateholders, the amount remaining on such Distribution Date, if any, until the Certificate Principal Balance thereof is reduced to zero; and

                           (x) from amounts then on deposit in the Group II
                  Certificate Account, to the Holders of the Class R Certificates, the amount remaining on such Distribution Date, if any.

Notwithstanding clause (iv) above, the aggregate amounts distributed on all Distribution Dates to the Holders of the Class IIA Certificates on account of the Class IIA Principal Distribution Amount shall not exceed the Original Certificate Principal Balance of the Class IIA Certificates.

                  Distributions of the Class IIA Principal Distribution Amount and amounts allocated pursuant to Section 6.03(b)(v) and (vi) will be allocated first to the Class IIA-1 Certificates, second to the Class IIA-2 Certificates, third to the Class IIA-3 Certificateholders, and fourth, to the Class IIA-4 Certificates, in each case until the Certificate Principal Balance thereof has been reduced to zero.

                  On each Distribution Date, an amount equal to the Group II Subordination Increase Amount for such Distribution Date will be added to the Certificate Principal Balance of the Class II S Certificates.

                  Section 6.04 Reports by Certificate Administrator. (a) On each Distribution Date the Certificate Administrator shall provide to each Holder, to the Trustee, to the Servicer, to the Certificate Insurer, to the Underwriter, to the Company and to each Rating Agency a written report (the "Remittance Report"), setting forth information including, without limitation, the following information:

                           (i) the amount of the distribution with respect to
                  each class of the Class A Certificates, Class S Certificates and Class R Certificates;

                           (ii) the amount of such distributions allocable to
                  principal, separately identifying the aggregate amount of any Prepayments in Full and Curtailments or other unscheduled recoveries of principal included therein and separately identifying any Subordination Increase Amounts;

                           (iii) the amount of such distributions allocable to
                  interest and the calculation thereof;

                           (iv) the Certificate Principal Balance of each class
                  of the Class A Certificates and Class S Certificates as of such Distribution Date, together with the principal amount of each class of the Class A Certificates and Class S Certificates (based on a Certificate in an original principal amount of $1,000) then outstanding, in each case after giving effect to any payment of principal on such Distribution Date;

                           (v) the amount of any Insured Payment included in the
                  amounts distributed to the Class A Certificateholders on such Distribution Date;

                           (vi) the Group I Required Subordinated Amount, the
                  Group II Required Subordinated Amount, the Group I Subordinated Amount and the Group II Subordinated Amount as of such Distribution Date;

                           (vii) the amounts, if any, of any Liquidation Loan
                  Losses for the related Due Period and the cumulative amount of Liquidated Loan Losses from the Closing Date; and

                           (viii) the applicable Pass-Through Rate for each
                  class of Class A Certificates and Class S Certificates for such distribution.

Items (i), (ii) and (iii) above shall, with respect to the Class A Certificates, be presented on the basis of a Certificate having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Certificates are outstanding, the Certificate Administrator shall furnish a report to each Holder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (i), (ii) and (iii) with respect to the Certificates for such calendar year.

                  (b) All distributions made to the Class A Certificateholders, Class S Certificateholders and the Class R Certificateholders as a Class on each Distribution Date will be made on a pro rata basis among the Certificateholders of such Class on the next preceding Record Date based on the Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if, in the case of a Class A Certificateholder, such Certificateholder shall own of record Certificates of the same Class which have denominations aggregating at least $10,000,000 appearing in the Certificate

Register and shall have provided complete wiring instructions by the Record Date, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register.

                  (c) In addition, on each Distribution Date the Certificate Administrator will distribute to each Holder, to the Trustee, to the Certificate Insurer, to the Underwriter, to the Servicer, to the Company and to each Rating Agency, together with the information described in subsection (a) preceding, the following information with respect to the Group I Loans and the Group II Loans as of the close of business on the last Business Day of the prior calendar month, which is hereby required to be prepared by the Servicer and furnished to the Certificate Administrator for such purpose on or prior to the related Servicer Remittance Date (such information to be provided for the Group I Loans and the Group II Loans separately):

                           (i) the total number of Mortgage Loans and the
                  aggregate Principal Balances thereof, together with the number and aggregate principal balances of such Mortgage Loans and the percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans (A) 30-59 days Delinquent, (B) 60-89 days Delinquent and (C) 90 or more days Delinquent;

                           (ii) the number and aggregate Principal Balances of
                  all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans in foreclosure proceedings and the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans which are also included in any of the statistics described in the foregoing clauses (i)(A), (i)(B) and (i)(C);

                           (iii) the number and aggregate Principal Balances of
                  all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans relating to Mortgagors in bankruptcy proceedings and the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the

                  Mortgage loans) of any such Mortgage Loans which are also included in any of the statistics described in the foregoing clauses (i)(A), (i)(B) and (i)(C);

                           (iv) the number and aggregate Principal Balances of
                  all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans relating to REO Properties and the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans which are also included in any of the statistics described in the foregoing clause (i)(A), (i)(B) and (i)(C);

                           (v) the weighted average Mortgage Interest Rate as of
                  the Due Date occurring in the Due Period related to such Distribution Date;

                           (vi) weighted average remaining term to stated
                  maturity of all Mortgage Loans; and

                           (vii) book value of any REO Property.

                  Section 6.05 Compensating Interest. Not later than the close of business on the third Business Day prior to the Distribution Date, the Servicer or any Subservicer shall deposit into the related Certificate Account an amount equal to the lesser of (a) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting from Principal Prepayments in Full and Curtailments during the related Due Period and (b) its aggregate Servicing Fees payable in the related Due Period and shall not have the right to reimbursement therefor ("Compensating Interest").

                  Section 6.06 Effect of Payments by the Certificate Insurer; Subrogation. Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Class A Certificates which is made with moneys received pursuant to the terms of the Certificate Insurance Policy shall not be considered payment of the Certificates from the Trust Fund. The Company, the Servicer, the Certificate Administrator and the Trustee acknowledge, and each Holder by its acceptance of a Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Company, the Servicer, the Certificate Administrator, the Trustee or the Certificate Registrar (a) to the extent the Certificate

Insurer makes payments, directly or indirectly, on account of principal of or interest on the Class A Certificates to the Holders of such Certificates, the Certificate Insurer will be fully subrogated to, and each Certificateholder, the Servicer, the Certificate Administrator and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund, including, without limitation, any amounts due to the Certificateholders in respect of securities law violations arising from the offer and sale of the Class A Certificates, and (b) the Certificate Insurer shall be paid such amounts but only from the sources and in the manner provided herein for the payment of such amounts. The Trustee, the Certificate Administrator and the Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

                  Section 6.07 Allocation of Liquidated Loan Losses. Prior to each Distribution Date the Servicer shall determine the total amount of related Liquidated Loan Losses, if any, that occurred during the related Due Period with respect to the Group I Loans and the Group II Loans. The amount of such Liquidated Loan Losses shall be evidenced by an Officer's Certificate to be delivered to the Certificate Administrator not later than the Servicer Remittance Date. On each Distribution Date, the principal portion of all Liquidated Loan Losses on the Mortgage Loans in Loan Group I shall be allocated in reduction of the Certificate Principal Balance of the Class I S Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and then in reduction of the Certificate Principal Balance of the Class II S Certificates, until the Certificate Principal Balance thereof has been reduced to zero. On each Distribution Date, the principal portion of all Liquidated Loan Losses on the Mortgage Loans in Loan Group II shall be allocated in reduction of the Certificate Principal Balance of the Class II S Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and then in reduction of the Certificate Principal Balance of the Class IS Certificates, until the Certificate Principal Balance thereof has been reduced to zero. In each case above, Liquidated Loan Losses after the Certificate Principal Balances of the Certificates described above have been reduced to zero shall not be allocated to any specific class of related Certificates, but shall increase the Group I Subordination Deficit or Group II Subordination Deficit, as applicable, in the manner described in this Agreement.

                                   ARTICLE VII

               REPORTS TO BE PREPARED BY CERTIFICATE ADMINISTRATOR

                  Section 7.01. Certificate Administrator Shall Provide Information as Reasonably Required. The Certificate Administrator shall furnish to the Trustee, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate in respect to the Trustee, or otherwise in respect to the purposes of this Agreement, all such reports or information to be as provided by and in accordance with such applicable instructions and directions as the Trustee may reasonably require.

                  Section 7.02. Tax and Information Returns and Reports to Certificateholders.

                  (a) For Federal income tax purposes, the taxable year of the Trust Fund shall be a calendar year and the Certificate Administrator shall maintain or cause the maintenance of the books of the Trust Fund on the accrual method of accounting.

                  (b) The Certificate Administrator shall prepare and file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities, federal and state or local tax or information returns, respectively, with respect to the Trust Fund and the Certificates containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations or corresponding provisions of state or local law, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby. Without limitation on any other requirement of this Section 7.02, the Certificate Administrator shall make available the information necessary for the application of Section 860E(e) of the Code within 60 days of such request. With respect to the Class R Certificate, the Certificate Administrator shall provide such information or cause such information to be provided to (i) the Internal Revenue Service, (ii) the transferor of a Class R Certificate to a Disqualified Organization and (iii) a Pass-Thru Entity that holds a Class R Certificate with one or more record holders that are Disqualified Organizations. The Certificate Administrator also shall provide or cause to be provided promptly the above described computation and information relating to the tax on transfers to Disqualified Organizations or holdings by Pass-Thru Entities within 60 days after becoming aware of the transfer to a Disqualified Organization or Pass-Thru Entity with one or more Disqualified Organization owners, as the case may be. In addition, except as may be provided in Treasury Regulations, any person holding an interest in a Pass-Thru Entity as a nominee for another will, with respect to such interest, be treated as a Pass-Thru Entity. In connection with the foregoing, the Certificate Administrator shall provide the name, address and telephone number of the person who can be contacted to obtain information required to be reported to the holders of regular interests in the REMIC (the "REMIC Reporting Agent") as required by IRS Form 8811. The Trustee hereby designates [NAME] to serve as the REMIC Reporting Agent. The Certificate Administrator shall indicate the election to treat the Trust Fund as a REMIC (which election shall apply to the taxable period ending December 31, 1996 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe. The Trustee shall sign all tax and information returns filed pursuant to this Section 7.02 and any other returns as may be required by the Code or any state or local law, and in doing so shall rely entirely upon, and shall have no liability for information provided by, or calculations provided by, the Certificate Administrator. The Certificate Administrator is hereby designated as the "tax matters person" (within the meaning of Treas. Reg. ss.1.860F-4(d)) for the Trust Fund. Any Holder of a Class R Certificate will by acceptance thereof so appoint the Certificate Administrator as agent and attorney-in-fact for the purpose of acting as tax matters person. In the event that the Code or applicable Treasury Regulations prohibit the Trustee from signing tax or information returns or other statements, or the Certificate Administrator from acting as tax matters person (as an agent or otherwise), the Trustee or the Certificate Administrator, as the case may be, shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Holder of a Class R Certificate to sign such returns or act as tax matters person. Each Holder of a Class R Certificate shall be bound by this Section 7.02 by virtue of its acceptance of a Class R Certificate.

                              [End of Article VII]


                                  ARTICLE VIII

           THE COMPANY, THE SERVICER AND THE CERTIFICATE ADMINISTRATOR

                  Section 8.01. Liability of the Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein. If the Servicer delegates any of its duties hereunder to one or more Sub-Servicers, the Servicer shall not be relieved thereby of its liability with respect thereto.


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



                  Section 8.02 Merger or Consolidation of the Servicer. Any person into which the Servicer may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that any such successor or resulting person shall be qualified to service mortgage loans for FNMA and FHLMC and shall have a net worth of not less than $15,000,000.

                  Section 8.03. Limitation on Liability of the Servicer and Others. Neither the Servicer nor any of its directors, officers, employees or agents, shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against breach of warranties or representations made herein, or for failure to perform its obligations in strict compliance with this Agreement or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of his or its duties or by reason of reckless disregard of his or its obligations and duties hereunder. The Servicer and any of its directors, officers, employees or agents, may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and each of its directors, officers, employees or agents, shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to the Servicer's servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or related to the Servicer's obligations under this Agreement or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. Neither the Servicer nor any subservicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties under this Agreement and that in its opinion may involve any expense or liability; provided, however, that the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interest of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, if previously approved in writing by the Certificate Insurer, which approval shall not be unreasonably withheld, and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Servicer shall be entitled to be reimbursed therefor out of the Collection Account as provided by
Section 5.04, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Certificates in the same manner as Liquidated Loan Losses are allocated hereunder.

                  Section 8.04. Liability of the Company and the Certificate Administrator. The Company and the Certificate Administrator shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Company and the Certificate Administrator herein.

                  Section 8.05 Merger or Consolidation of the Company or the Certificate Administrator. The Company and the Certificate Administrator will each keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement.

                  Any person into which the Company or the Certificate Administrator may be merged or consolidated, or to whom the Company or the Certificate Administrator has sold substantially all of its assets, or any corporation resulting from any merger, conversion or consolidation to which the Company or the Certificate Administrator shall be a party, or any Person succeeding to the business of the Company or the Certificate Administrator, shall be the successor of the Company or the Certificate Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Notwithstanding anything else in this Section 8.05 and Section
8.07 to the contrary, the Certificate Administrator may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall execute and deliver to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Certificate Administrator under this Agreement; provided further that each Rating Agency's rating of any of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified or


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



reduced or withdrawn as a result of such assignment and delegation. In the case of any such assignment and delegation, the Certificate Administrator shall be released from its obligations as Certificate Administrator under this Agreement, except that the Certificate Administrator shall remain liable for all liabilities and obligations incurred by it as Certificate Administrator hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

                  Section 8.06 Limitation on Liability of the Company, the Certificate Administrator, the Trustee and Others. Neither the Company, the Certificate Administrator nor any of the directors, officers, employees or agents of the Company or the Certificate Administrator shall be under any liability to the Trustee or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or the Certificate Administrator against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Company, the Certificate Administrator, the Trustee, and any director, officer, employee or agent of the Company, the Certificate Administrator or the Trustee may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Company, the Trustee nor the Certificate Administrator shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may cause it to incur any expenses or liability; provided, however, that the Company, the Trustee or the Certificate Administrator may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interest of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities payable from the Certificate Account and the Company or the Certificate Administrator shall be entitled to be reimbursed therefor out of the Certificate Account as provided by Section 4.06 and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in the same manner as Liquidated Loan Losses are allocated hereunder.

                  Section 8.07 Company and Certificate Administrator Not to Resign. Except as described in Section 8.05, neither the Company nor the Certificate Administrator shall assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Company, the Certificate Administrator and all of the Certificateholders unless the determination is made that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company or the Certificate Administrator. Any such determination permitting the resignation of the Company or the Certificate Administrator shall be evidenced by an opinion of independent counsel to such effect delivered to the Trustee which opinion of counsel shall be in form and substance acceptable to the Trustee. Upon any such assignment or resignation, the Company or the Certificate Administrator, as appropriate, shall send notice to the Certificate Insurer and all Certificateholders of the effect of such assignment or resignation upon the then current rating of the Class of Certificates by each Rating Agency whose rating on such Class is then in effect. No such resignation shall become effective until a successor shall have assumed the Company's or the Certificate Administrator's responsibilities and obligations hereunder in the manner provided in Section 8.05. Any purported assignment or resignation which does not comply with the requirements of this Section shall be of no effect.

                  Section 8.08 Compensation to the Certificate Administrator. The Certificate Administrator shall be entitled to receive the Certificate Administration Fee as compensation for services rendered by the Certificate Administrator under this Agreement. The Certificate Administrator shall pay itself such Certificate Administration Fee monthly from amounts on deposit in the Certificate Account.

                  Section 8.09 Successor to the Servicer. In connection with the termination of the Servicer's responsibilities and duties under this Agreement pursuant to Section 5.23 or 9.01, the Trustee shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations as Servicer (but not in any other capacity) under this Agreement (except that the Trustee shall not be obligated to make Periodic Advances if prohibited by applicable law nor to effectuate repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 and except that the Trustee makes no representations and warranties pursuant to Section 3.04). Prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement, the Trustee may appoint a successor having a net worth of not less than $15,000,000 and which is a FNMA or FHLMC approved seller/servicer in good standing and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement, except as aforesaid, if the Trustee receives a letter from each Rating Agency that such appointment would not result in a reduction or withdrawal of the current rating of any Class of Certificates that is rated by a Rating Agency. If the Trustee has become the successor to the Servicer in accordance with this Section or Section 9.02, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition


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



a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $15,000,000 and which is a FNMA or FHLMC approved seller/servicer in good standing as the successor to the Servicer hereunder in the assumption of all of the responsibilities, duties or liabilities of the Servicer hereunder. In connection with any such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree or such court shall determine; provided, however, that no such compensation shall be in excess of that permitted under this Agreement without the consent of all of the Certificateholders. If the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to Section 5.23, 8.02 or 9.01, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor or the Trust Fund. The resignation or removal of the Servicer pursuant to Section 5.23, 8.02 or 9.01 shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Servicer of liability for breach of the representations and warranties made pursuant to Section 3.04.

                  Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Trustee an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement and the Certificates. Any termination or resignation of the Servicer or this Agreement pursuant to Section 5.23, 8.02, 9.01 or 11.01 shall not affect any claims that the Trustee may have against the Servicer for events or actions taken or not taken by the Servicer arising prior to any such termination or resignation.

                  The Servicer shall timely deliver to the successor the funds that were, or were required to be, in the Collection Account and the Servicing Account, if any, and all Mortgage Files and related documents, statements and recordkeeping held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

                  Upon a successor's acceptance of appointment as such, the Servicer shall notify in writing the Trustee, the Certificate Insurer, the Certificateholders, the Certificate Administrator and each Rating Agency of such appointment.

                  Section 8.10 Maintenance of Ratings. The Servicer shall cooperate with the Company and the Certificate Administrator and take any action that may be reasonably necessary to maintain the current rating or ratings on the Certificates.

                              [End of Article VIII]


                                   ARTICLE IX

                                     DEFAULT

                  Section 9.01 Events of Default. (a) "Event of Default", wherever used herein, means any one of the following events:

                           (i) any failure by the Servicer to make any deposit
                  into the Certificate Account required by Section 4.05 which continues unremedied for one Business Day after the date upon which such deposit was required to be made;

                           (ii) the failure by the Servicer to make any required
                  Servicing Advance which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by any Certificateholder or the Certificate Insurer,

                           (iii) any failure on the part of the Servicer duly to
                  observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement, or the failure of any representation and warranty made pursuant to Section 3.01 to be true and correct which continues unremedied for a period of 30 days (or 15 days in the case of a failure to pay the premium for any insurance policy which is required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer, as the case may be, by


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



                  the Company or the Trustee or to the Servicer and the Trustee by any Certificateholder or the Certificate Insurer;

                           (iv) a decree or order of a court or agency or
                  supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days;

                           (v) the Servicer shall consent to the appointment of
                  a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property,

                           (vi) the Servicer shall admit in writing its
                  inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations"

                           (vii) on any Distribution Date the average Sixty-Day
                  Delinquency Ratio, for each of the three (or one or two, in the case of the first and second Distribution Dates) immediately preceding Due Periods, exceeds 13%. The Sixty-Day Delinquency Ratio with respect to any Distribution Date means a fraction, expressed as a percentage, (a) the numerator of which is the aggregate Principal Balances of all Mortgage Loans that are 60 or more days Delinquent, in foreclosure or converted to REO Property as of the last day of the related Due Period and (b) the denominator of which is the Pool Principal Balance as of the last day of the related Due Period;

                           (viii) if on any Distribution Date occurring in
                  [MONTH] of any year, commencing in [MONTH/YEAR], the 12 Month Loss Amount exceeds 1.05% of the average Pool Principal Balance as of the close of business on the last day of each of the twelve preceding Due Periods; or


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



                           (ix) if (a) on any Distribution Date occurring
                  before_____ 1, [YEAR], the aggregate Liquidated Loan Losses since the Cut-off Date exceed ____% of the Original Pool Principal Balance, (b) on any Distribution Date on or after ____ 1,[YEAR] and before ____ 1,[YEAR], the aggregate Liquidated Loan Losses since the Cut-off Date exceed ____% of the Original Pool Principal Balance, (c) on any Distribution Date on or after ____ 1,[YEAR] and before ____ 1,[YEAR], the aggregate Liquidated Loan Losses since the Cut-off Date exceed ____% of the Original Pool Principal Balance, (d) on any Distribution Date on or after ____ 1,[YEAR] and before ____ 1,[YEAR], the aggregate Liquidated Loan Losses since the Cut-off Date exceed ____% of the Original Pool Principal Balance, or (e) on any Distribution Date on or after ____ 1,[YEAR], the aggregate Liquidated Loan Losses since the Cut-off Date exceed ____% of the Original Pool Principal Balance.

                  (b) If an Event of Default described in this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied: with respect to clauses (i), (ii), (iii), (iv),
(v) and (vi) above, the Trustee shall, but only at the direction of the Certificate Insurer or the Majority Certificateholders and with the prior written consent of the Certificate Insurer, by notice in writing to the Servicer and a Responsible Officer of the Trustee, and in addition to whatever rights such Certificateholders may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, as servicer; and with respect to clauses
(vii)-(ix) above, the Trustee shall, but only at the direction of the Certificate Insurer, after notice in writing to the Servicer and a Responsible Officer of the Trustee, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, as servicer. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall, subject to Section 9.02, pass to and be vested in the Trustee or its designee approved by the Certificate Insurer and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, at the expense of the Servicer, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents. The Servicer agrees to cooperate (and pay any related costs and expenses) with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer


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



to the Trustee or its designee for administration by it of all amounts which shall at the time be credited by the Servicer to the Collection Account or thereafter received with respect to the Mortgage Loans. The Trustee shall promptly notify the Certificate Insurer and the Rating Agencies of the occurrence of an Event of Default.

                  Section 9.02 Trustee to Act; Appointment of Successor. On and after the time the Servicer receives a notice of termination pursuant to Section 9.01, the Trustee or its appointed agent shall be the successor in all respects to the Servicer to the extent provided in Section 8.09.

                  Section 9.03 Waiver of Defaults. The Majority Certificateholders may, on behalf of all Certificateholders, and subject to the consent of the Certificate Insurer, waive any events permitting removal of the Servicer as servicer pursuant to this Article IX; provided, however, that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies.

                  Section 9.04 Mortgage Loans, Trust Fund and Accounts Held for Benefit of the Certificate Insurer. (a) The Trustee shall hold the Trust Fund and the Mortgage Files for the benefit of the Certificateholders and the Certificate Insurer and all references in this Agreement and in the Certificates to the benefit of Holders of the Certificates shall be deemed to include the Certificate Insurer. The Trustee shall cooperate in all reasonable respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement and the Certificates unless, as stated in an Opinion of Counsel addressed to the Trustee and the Certificate Insurer, such action is adverse to the interests of the Certificateholders or diminishes the rights of the Certificateholders or imposes additional burdens or restrictions on the Certificateholders.

                  (b) The Servicer hereby acknowledges and agrees that it shall service the Mortgage Loans for the benefit of the Certificateholders and for the benefit of the Certificate Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Certificateholders shall be deemed to include the Certificate Insurer.

                                    ARTICLE X

                             CONCERNING THE TRUSTEE

                  Section 10.01 Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to, and is empowered to, perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee as enumerated in this Agreement shall not be construed as a duty; provided that in case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of such man's own affairs unless the Trustee is acting as Servicer pursuant to Section 9.03, in which case it shall use the same degree of skill in case (when acting as Servicer) as the Servicer hereunder.

                  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, and, if the Trustee is acting as the successor Servicer pursuant to Section 8.09 or 9.02, its own willful misconduct with respect to its servicing obligations; provided, however, that:

                  (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of


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



         any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

                  Section 10.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 10.01:

                  (a) The Trustee may rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) The Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of such man's own affairs;

                  (d) Neither the Trustee nor any of its directors, officers, employees or agents shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it or any of them to be authorized or within the discretion or rights or powers conferred upon the Trustee by this Agreement;

                  (e) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25% (in the case of conflicting requests by two or more 25% or greater Percentage Interests, the Trustee shall act in accordance with the first such request); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                  (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                  (g) Nothing in this Agreement shall be construed to require the Trustee (acting in its capacity as Trustee) to expend its own funds.

                  Section 10.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the authentication of the Certificates by an authorized signatory of the Trustee) shall be taken as the statements of the Company, the Certificate Administrator or the Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly authenticated by it) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Company, the Certificate Administrator or the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company, the Certificate Administrator or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account or the Certificate Account by the Company, the Certificate Administrator or the

Servicer. The Trustee, in its capacity as trustee hereunder, shall have no responsibility for the timeliness or the amount of payments made by the Paying Agent to the Certificateholders.

                  Section 10.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

                  Section 10.05 Fees and Expenses. The Certificate Administrator covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Certificate Administrator will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. Notwithstanding anything to the contrary in this Agreement, this Section shall survive the termination of this Agreement.

                  Section 10.06 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. The Trustee shall not be an affiliate of the Seller, the Certificate Administrator or the Company. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 10.07.

                  Section 10.07 Resignation and Removal of the Trustee. The Trustee, and any co-trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company, the Servicer, the Certificate Administrator and each Rating Agency. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or co-trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee; provided that such appointment does not result in a reduction or withdrawal of the rating of any of the Classes of Certificates that have been rated. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  If at any time, the Trustee shall cease to be eligible in accordance with the provisions of Section 10.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

                  The Holders of Certificates evidencing in the aggregate more than 50% of Percentage Interest may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

                  Any resignation or removal of the Trustee or any resignation of any co-trustee and appointment of a successor trustee or co-trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 10.08, or upon acceptance of appointment by a co-trustee, as applicable, unless with respect to a co-trustee, the Trustee receives written notice from each Rating Agency that the failure to appoint a successor co-trustee would not result in a withdrawal or reduction of the rating of any of the Classes of Certificates that have been rated, in which case the resignation of any co-trustee shall be effective upon receipt of such written notice. Any co-trustee may not be removed unless the Company and the Trustee each receive written notice from each Rating Agency that such removal would not result in a withdrawal or reduction of the rating of any of the Classes of Certificates that have been rated, in which case the removal of any co-trustee shall be effective upon receipt of such written notice.

                  Section 10.08 Successor Trustee. Any successor trustee appointed as provided in Section 10.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder, and the Company, the Servicer, the Certificate Administrator and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 10.06. Prior to the appointment of any successor trustee becoming effective, the Company shall have received from each Rating Agency written confirmation that such appointment would not result in a reduction or withdrawal of the rating of the Certificates.

                  Upon acceptance of appointment by a successor trustee as provided in this Section, the Certificate Administrator shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register, to the Servicer, any Sub-Servicer and to each Rating Agency. If the Certificate Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Certificate Administrator.

                  Section 10.09 Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of
Section 10.06,
without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 10.10 Appointment of Co-Trustee or Separate Trustee. At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Company and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 10.10, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 10.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 10.08 hereof.

                  In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 10.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly and severally, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.

                  Section 10.11 Appointment of Office or Agency. The Trustee may appoint an office or agency in The City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 12.07 hereof where notices and demands to or upon the Trustee in respect of the Certificates may be served.

                               [End of Article X]

                                   ARTICLE XI

                                   TERMINATION

                  Section 11.01 Termination. (a) Subject to Section 11.02, this Agreement shall terminate upon notice to the Trustee of either: (i) the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (it) mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing; provided, however, that in no event shall the Trust established by this Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St. James's, alive as of the date hereof.

                  (b) In addition, subject to Section 11.02, the Holder of a 50.01% Percentage Interest or greater of the Class R Certificates or the Servicer (or the Certificate Insurer, if [Advanta Mortgage Corp. USA] is removed as Servicer) may, at its option and at its sole cost and expense, terminate this Agreement on any date on which the related Pool Principal Balance is less than 10%, if the holder of the Class R Certificates exercises this option, or is less than 5%, if the Servicer or the Certificate Insurer exercises this option, of the aggregate of the Principal Balances of the Mortgage Loans on the Cut-off Date, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price (the "Termination Price") equal to the sum of (i) 100% of the Principal Balance of each such outstanding Mortgage Loan and each REO Property, (ii) the aggregate amount of accrued and unpaid interest on such Mortgage Loans through the related due period and 30 days' interest on such Mortgage Loans at a rate equal to the related Mortgage Interest Rate (net of the Servicing Fee if the Servicer exercises this option) with respect to such Mortgage Loan, (iii) any unreimbursed amounts due to the Certificate Insurer under this Agreement or the Insurance Agreement and (iv) any excess of the actual stated principal balance of each such Mortgage Loan and REO Property over the Principal Balance thereof, the aggregate amount of accrued and unpaid interest on such excess through the related due period and 30 days' interest on such excess at a rate equal to the related Mortgage Interest Rate with respect to each related Mortgage Loan. Any such purchase shall be accomplished by deposit into the related Certificate Account of the Termination Price. From the Termination Price so deposited, the Trustee shall reimburse the Servicer for the amount of any unpaid Servicing Fees, unreimbursed Periodic Advances and unreimbursed Servicing Advances made by the Servicer with respect to the related Mortgage Loans. No such termination is permitted without the prior written consent of the Certificate

Insurer (i) if it would result in a draw on the Certificate Insurance Policy or
(ii) unless the Servicer shall have delivered to the Certificate Insurer an opinion of counsel reasonably satisfactory to the Certificate Insurer stating that no amounts paid hereunder are subject to recapture as preferential transfers under the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 et seq., as amended.

                  (c) If on any Distribution Date, the Servicer determines that there are no outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than funds in the related Certificate Account, the Servicer shall send a final distribution notice promptly to the related
Certificateholders in accordance with paragraph (d) below.

                  (d) Notice of any termination, specifying the Distribution Date upon which the Trust Fund will terminate and that the Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Servicer by letter to the Certificateholders mailed during the month of such final distribution before the Servicer Remittance Date in such month, specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Servicer shall give such notice to the Trustee therein specified. The Servicer shall give such notice to the Trustee at the time such notice is given to the Certificateholders. The obligations of the Certificate Insurer hereunder shall terminate upon the deposit by the Servicer with the Trustee of a sum sufficient to purchase all of the Mortgage Loans and REO Properties in the Trust Fund as set forth above and when the aggregate Certificate Principal Balance of the Certificates has been reduced to zero.

                  (e) In the event that all Certificateholders do not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Servicer shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, all of the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look only to such Class R Certificateholders for payment. Such funds shall remain uninvested.

                  Section 11.02 Additional Termination Requirements. (a) In the event that the Holder of a 50.01% Percentage Interest or greater of the Class R Certificates, Servicer or Certificate Insurer (any of which, an "Exercising Party") exercises its purchase option with respect to the Trust Fund as provided in Section 11.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 11.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in
Section 860F of the Code or (ii) cause the Trust Fund to fall to qualify as a REMIC at any time that any Class A Certificates or Class S Certificates are outstanding:

                           (i) The Trustee shall establish a 90-day liquidation
                  period for the Trust Fund and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury Regulation Section 1.860F-1. The Trustee shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Exercising Party;

                           (ii) During such 90-day liquidation period, and at or
                  prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of the Trust Fund for cash; and

                           (iii) At the time of the making of the final payment
                  on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class R Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the REMIC shall terminate at that time.

                  (b) By their acceptance of the Class R Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for the Trust Fund, which authorization shall be binding upon all successor Class R Certificateholders.

                  Section 11.03 Accounting Upon Termination of Servicer. Upon termination of the Servicer, the Servicer shall, at its expense:

                  (a) deliver to its successor or, if none shall yet have been appointed, to the Trustee, the funds in any Account;

                  (b) deliver to its successor or, if none shall yet have been appointed, to the Trustee all of the Mortgage Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape;

                  (c) deliver to its successor or, if none shall yet have been appointed, to the Trustee and, upon request, to the Certificateholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Mortgage Loans; and

                  (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the "Servicer" under this Agreement.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                  Section 12.01 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 12.02 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the Percentage Interests of such Class shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder (in the case of conflicting requests by two or more 25% or greater Percentage Interests, the Trustee shall act in accordance with the first such request) and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 12.03 Amendment. This Agreement may be amended from time to time by the Company, the Servicer, the Certificate Administrator and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, to ensure continuing treatment of the Trust Fund as a REMIC, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such actions shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder of a Class having an outstanding Certificate Principal Balance of greater than zero.

                  This Agreement may also be amended from time to time by the Company, the Servicer, the Certificate Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interest of each Class of Certificates having an Outstanding Certificate Principal Balance greater than zero and affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates of any class the Holders of which are required to consent to any such amendment or (iii) change the percentage specified in clause (ii) of the first paragraph of Section 11.01, without the consent of the Holders of all Certificates of such Class then outstanding.

                  Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and each Rating Agency.

                  It shall not be necessary for the consent of Certificateholders under this Section 12.03 to approve the particular form of any proposed amendment but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  Section 12.04 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 12.05 Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

                  Section 12.06 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 12.07 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Company, Chase Funding, Inc., 343 Thornall Street, Edison, New Jersey 08843, Attention: President, (ii) in the case of Chase, The Chase Manhattan Bank, 450 West 33rd Street, New York New York 10001,
Attention: _______________, (iv) in the case of the Trustee, ____________________________________________________________________, (v) in the
case of Moody's, Moody's Investors Service, Inc., 99 Church Street, Fourth Floor, New York, New York, 10007, Attention: Residential Pass-Through Surveillance, (vi) in the case of S&P, Standard & Poor's Corporation, 25 Broadway, New York, New York 10004, (vii) in the case of the Certificate Insurer, ________________________________________, and (viii) in the case of any of the foregoing persons, such other addresses as may hereafter be furnished by any such persons to the other parties to this Agreement.

                  Section 12.08 The Certificate Insurer Default. Any right conferred to the Certificate Insurer shall be suspended during any period in which a Certificate Insurer Default exists. At such time as the Certificates are no longer outstanding hereunder, and no amounts owed to the Certificate Insurer hereunder remain unpaid, the Certificate Insurer's rights hereunder shall terminate.

                  Section 12.09 Third Party Beneficiary. The parties agree that each of the Seller and the Certificate Insurer are intended and shall have all rights of a third-party beneficiary of this Agreement.

                  Section 12.10 Intent of the Parties. It is the intent of the Company and Certificateholders that, for federal income taxes, state and local income or franchise taxes and other taxes imposed on or measured by income, the Certificates will be treated as evidencing beneficial ownership interests in a REMIC. The parties to this Agreement and the holder of each Certificate, by acceptance of its Certificate, and each beneficial owner thereof, agree to treat, and to take no action inconsistent with the treatment of, the Certificates in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

                  IN WITNESS WHEREOF, the Company, the Servicer, the Certificate Administrator and the Trustee have caused their officers thereunto duly authorized as of the day and year first above written.

                                          CHASE FUNDING, INC., as Company

                                          By:___________________________________
                                          Name:
                                          Title:


                                          [ADVANTA MORTGAGE CORP. USA], as
                                          Servicer

                                          By:___________________________________
                                          Name:
                                          Title:


                                          THE CHASE MANHATTAN BANK, as
                                          Certificate Administrator

                                          By:___________________________________
                                          Name:
                                          Title:


                                          ___________________________,
                                          as Trustee

                                          By:___________________________________
                                          Name:
                                          Title:

                                    EXHIBIT A

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CHASE FUNDING, INC. ("CHASE FUNDING"), THE MASTER SERVICER, THE SUBSERVICER OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE, THE REMIC REGULAR INTEREST REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY CHASE FUNDING, CHASE MANHATTAN MORTGAGE CORPORATION, ADVANTA MORTGAGE CORP., USA THE TRUSTEE OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE MASTER SERVICER.



                             CLASS IA-1 CERTIFICATE

Number 99-    -1                       Original Denomination
                                       $

Cut-off Date: [DATE]                   Final Scheduled
                                       Distribution Date:

First Distribution Date:               Aggregate Initial Certificate
[Date]                                 Balance of all Class IA-1
                                       Certificates: $

Pass-Through Rate:                     CUSIP:

                     MORTGAGE LOAN ASSET-BACKED CERTIFICATE
                                 Series [______]

evidencing an ownership interest in distributions allocable to the Class IA-1-1 Certificates with respect to a pool of conventional, sub-prime mortgage loans formed and sold by

                               CHASE FUNDING, INC.

                  Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the Trustee for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

                  This certifies that CEDE & CO. is the registered owner of the ownership interest (the "Ownership Interest") evidenced by this Certificate (obtained by dividing the Original Denomination of this Certificate by the aggregate Original Denomination of all Class IA-1 Certificates) in certain distributions with respect to a pool of conventional, sub-prime mortgage loans (the "Mortgage Loans") formed and sold by Chase Funding, Inc. (hereinafter called the "Depositor"), and certain other property held in trust for the benefit of Certificateholders (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Advanta Mortgage Corp., USA (the "Subservicer") and are secured by first mortgages on Mortgaged Properties. The Trust Fund was created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of [Date] among the Depositor, the Subservicer, Chase Manhattan Mortgage Corporation (the "Master Servicer") and Citibank, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates, designated as Mortgage Loan Asset-Backed Certificates, Series ______, Class IA-1 (the "Class IA-1 Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which Agreement such Holder is bound. Also issued under the Agreement are Certificates designated as Mortgage Loan Asset-Backed Certificates, Series ______, Class IA-2, Class IA-3, Class IA-4, Class IA-5 and Class IA-6 Certificates (collectively, with the Class IA-1 Certificates, the "Group I Class A Certificates"), Class IIA-1 Certificates (the "Group II Class A Certificates"), Class IM-1 and Class IM-2 Certificates (the "Mezzanine Group I Certificates"), Class IIM-1 and Class IIM-2 Certificates (together the "Mezzanine Group II Certificates"), Class IB Certificates (the "Class IB Certificates") and Class IIB Certificates (the "Class IIB Certificates").

                  The Group I Class A Certificates, the Group II Class A Certificates, the Mezzanine Group I Certificates, the Mezzanine Group II Certificates, the Class IB Certificates and the Class IIB Certificates are collectively referred to herein as the "Certificates".

                  Pursuant to the terms of the Agreement, the Master Servicer will distribute from funds in the Distribution Account the amount as described on the reverse hereof on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on [Date] Such distributions will be made to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month in which such payment is made, or if such last day is not a Business Day, the Business Day immediately preceding such last day.

                  Distributions on this Certificate will be made either by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, or by wire transfer in immediately available funds to the account of such Holder at a bank or other financial or depository institution having appropriate facilities therefor, if such Holder has so notified the Master Servicer in writing at least 5 Business Days prior to the first Distribution Date for which distribution by wire transfer is to be made, and such Holder's Certificates evidence an aggregate original principal balance of not less than $1,000,000 or such Holder holds a 100% Percentage Interest of such Class. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer, of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Master Servicer or at such other office as may be designated by such notice of final distribution.

                  The Master Servicer will maintain or cause to be maintained a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Master Servicer will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Master Servicer, or, if an Authenticating Agent has been appointed under the Agreement, the Authenticating Agent, maintained for such purpose, the Master Servicer, or, if an Authenticating Agent has been appointed under the Agreement, the Authenticating Agent, will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and dated the date of authentication by the Authenticating Agent. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer, of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Master Servicer, for that purpose and specified in such notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.



Dated:  [Date]                                       CHASE FUNDING, INC.


                                                     By:
                                                         Authorized Officer


CERTIFICATE OF AUTHENTICATION

This is one of the Class IA-1
Certificates referred to
in the within-mentioned
Agreement.

THE CHASE MANHATTAN BANK
  as Authenticating Agent


By:
   Authorized Signatory

                             REVERSE OF CERTIFICATE

                     MORTGAGE LOAN ASSET-BACKED CERTIFICATE
                                 SERIES ________

                  This Certificate is one of a duly authorized issue of Certificates, designated as Chase Funding Mortgage Loan Asset-Backed Certificates, Series _________, issued in [six] Classes of Group I Class A Certificates, [one] Class of Group II Class A Certificates, [two] Classes of Mezzanine Group I Certificates, [two] Classes of Mezzanine Group II Certificates, [one] Class of Class IB Certificates and [one] Class of Class IIB Certificates, each evidencing an interest in certain distributions with respect to a pool of conventional, sub-prime Mortgage Loans formed and sold by the Depositor and certain other property conveyed by the Depositor to the Trustee.

                  Following the initial issuance of the Certificates, the Principal Balance of this Certificate will be different from the Original Denomination shown above. Anyone acquiring this Certificate may ascertain its current Principal Balance by inquiry of the Master Servicer.

                  The Holder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund and certain amounts resulting from credit enhancements for payment hereunder and that the Trustee is not liable to the Holders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Master Servicer will maintain or cause to be maintained a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Master Servicer will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Master Servicer, or, if an Authenticating Agent has been appointed under the Agreement, the Authenticating Agent, maintained for such purpose, the Master Servicer, or, if an Authenticating Agent has been appointed under Section 5.10, the Authenticating Agent, will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and dated the date of authentication by the Authenticating Agent. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Master Servicer or at such other office as may be designated by such notice of final distribution.

                  No service charge will be made to the Holder for any transfer or exchange of the Certificate, but the Master Servicer may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Subservicer, the Master Servicer and the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Subservicer, the Master Servicer nor the Trustee will be affected by notice to the contrary.

                  The Agreement may be amended from time to time by the Depositor, the Subservicer, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with the other provisions therein, to ensure continuing treatment of the Trust Fund as a REMIC, or to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, provided that such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

                  The Agreement may also be amended from time to time by the Depositor, the Subservicer, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing 66 2/3% or more of the Voting Rights of such Class or (iii) change the percentage specified in clause (ii) of the third paragraph of Section 10.01 of the Agreement, without the consent of the Holders of all Certificates of such Class then outstanding.

                  For federal income tax purposes, the Trust Fund includes two segregated asset pools. The Depositor intends to make an election to treat each as a "real estate mortgage investment conduit" (a "REMIC"). As described more fully herein and in the Prospectus, the Certificates, other than the Residual Certificates, will constitute "regular interests" in the Master REMIC. The Residual Certificates will represent the sole class of "residual interests" in both the Master REMIC and the Subsidiary REMIC.


                  The respective obligations and responsibilities of the Depositor, the Subservicer, the Master Servicer and the Trustee under the Agreement will terminate upon (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon the foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder; or (ii) at the option of the Master Servicer, on any Distribution Date on which the aggregate Stated Principal Balances of the Mortgage Loans in such Loan Group is equal to or less than 10% of the aggregate Initial Certificate Principal Balance of the Certificates in such Mortgage Loan Group, so long as the Master Servicer deposits or causes to be deposited in the Distribution Account during the Principal Prepayment Period related to such Distribution Date an amount equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan in such Loan Group (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Loan Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Depositor and the Trustee and (iv) any unreimbursed Servicing Fees, Advances and Servicing Advances, and the principal portion of any unreimbursed Advances, made on the Mortgage Loans in such Loan Group prior to such Distribution Date; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof or (ii) the Latest Possible Maturity Date.

                              [FORM OF ASSIGNMENT]


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF
ASSIGNEE)


------------------------------------------



-------------------------------------------------------------
(Please Print or Type Name and Address of Assignee)



_____________________________________________________________ the within
Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint



__________________________________________________ Attorney to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)                _______________________________
                                    NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                    EXHIBIT B

                                   [RESERVED]

                                    EXHIBIT C

                                   [RESERVED]

                                   EXHIBIT D

                          FORM OF CLASS R CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN EACH OF TWO "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CHASE FUNDING, INC. ("CHASE FUNDING"), THE SUBSERVICER OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE, THE REMIC REGULAR INTEREST REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY CHASE FUNDING, CHASE MANHATTAN MORTGAGE CORPORATION, ADVANTA MORTGAGE CORP.,USA, THE TRUSTEE OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS CLASS R CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE TRUSTEE SHALL HAVE RECEIVED EITHER (i) A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE EITHER (A) IS NOT AN EMPLOYEE BENEFIT PLAN (A "PLAN") WITHIN THE MEANING OF SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND IS NOT DIRECTLY OR INDIRECTLY PURCHASING ANY CERTIFICATE ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF OR WITH ASSETS OF A PLAN OR, IN THE CASE OF AN INSURANCE COMPANY, THE ASSETS OF ANY SEPARATE ACCOUNTS TO EFFECT SUCH ACQUISITION OR (B) THE SOURCE OF FUNDS FOR THE PURCHASE OF THE CERTIFICATES IS AN "INSURANCE COMPANY GENERAL ACCOUNT" WITHIN THE MEANING OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), 60 FED. REG. 35925 (JULY 12,
1995), AND THE CONDITIONS SET FORTH IN SECTION I

AND SECTION III OF PTCE 95-60 ARE SATISFIED WITH RESPECT TO THE PURCHASE AND HOLDING OF THE CERTIFICATES, OR (ii) IF THIS CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN SUBJECT TO TITLE I OF ERISA, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, AN OPINION OF COUNSEL TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" PURSUANT TO THE DEPARTMENT OF LABOR PLAN ASSET REGULATIONS SET FORTH IN 29 C.F.R. ss.2510.3-101 AND TO BE SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR SECTION 407 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE SUBSERVICER, THE COMPANY OR ANY OF THEIR AFFILIATES TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) RELATING TO THE CERTIFICATES.



                               CLASS R CERTIFICATE


Number 99-   -1                                      Percentage Interest: 100%

Cut-off Date: [Date]                                 Pass-Through Rate: Variable

First Distribution Date:
[Date]

                     MORTGAGE LOAN ASSET-BACKED CERTIFICATE
                                Series _________

evidencing an ownership interest in distributions allocable to the Class R certificates with respect to a pool of conventional one- to four-family mortgage loans formed and sold by

                               CHASE FUNDING, INC.


                  This certifies that CHASE HOME MORTGAGE CORPORATION OF THE SOUTHEAST is the registered owner of the ownership interest (the "Ownership Interest") evidenced by this Certificate (obtained by dividing the Original Denomination of this Certificate by the aggregate Original Denomination of all Class R Certificates) in certain distributions with respect to a pool of conventional, sub-prime mortgage loans (the "Mortgage Loans") formed and sold by Chase Funding, Inc. (hereinafter called the "Depositor"), and certain other property held in trust for the benefit of Certificateholders (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Chase Manhattan Mortgage Corporation (the "Master Servicer") and are secured by first mortgages on Mortgaged Properties. The Trust Fund was created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of September 1, 1999 among the Depositor, Advanta Mortgage Corp., USA, as Subservicer (the "Subservicer"), the Master Servicer and Citibank, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates, designated as Chase Funding Mortgage Loan Asset-Backed Certificates, Series _________, Class R (the "Class R Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which Agreement such Holder is bound. Also issued under the Agreement are Certificates designated as Mortgage Loan Asset-Backed Certificates, Series _________, Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5 and Class IA-6 Certificates (collectively, the "Group I Class A Certificates"), Class IIA-1 Certificates (the Group II Class A Certificates"), Class IM-1 and Class IM-2 Certificates (together, the "Mezzanine Group I Certificates"), Class IIM-1 and Class IIM-2 Certificates (together, the "Mezzanine Group II Certificates"), Class IB Certificates (the "Class IB Certificates") and Class IIB Certificates (the "Class IIB Certificates"). The Group I Class A Certificates, Group II Class A Certificates, Mezzanine Group I Certificates, Mezzanine Group II Certificates, Class IB Certificates and Class IIB Certificates are collectively referred to herein as the "Certificates")

                  Pursuant to the terms of the Agreement, the Master Servicer will distribute from funds in the Distribution Account the amount as described on the reverse hereof on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on [Date]. Such distributions will be made to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month in which such payment is made, or if such last day is not a Business Day, the Business Day immediately preceding such last day.

         Distributions on this Certificate will be made either by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, or by wire transfer in immediately available funds to the account of such Holder at a bank or other financial or depository institution having appropriate facilities therefor, if such Holder has so notified the Paying Agent in writing at least 5 Business Days prior to the first Distribution Date for which distribution by wire transfer is to be made, and such Holder's Certificates evidence an aggregate original principal balance of not less than $1,000,000 or such Holder holds a 100% Percentage Interest of such Class. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Master Servicer or at such other office as may be designated by such notice of final distribution.

                  The Master Servicer will maintain or cause to be maintained a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Master Servicer will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Master Servicer, or, if an Authenticating has been appointed under the Agreement, the Authenticating Agent, maintained for such purpose, the Master Servicer, or, if an Authenticating Agent has been appointed under the Agreement, the Authenticating Agent, will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and dated the date of authentication by the Authenticating Agent. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Master Servicer, for that purpose and specified in such notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.


Dated: [Date]                                        CHASE FUNDING, INC.


                                                     By:
                                                     Name:  Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class R
Certificates referred to
in the within-mentioned
Agreement.

THE CHASE MANHATTAN BANK
  as Authenticating Agent


By:
   Authorized Signatory

                             REVERSE OF CERTIFICATE

                     MORTGAGE LOAN ASSET-BACKED CERTIFICATE
                                SERIES _________


                  This Certificate is one of a duly authorized issue of Certificates, designated as Chase Funding Mortgage Loan Asset-Backed Certificates, Series ________, issued in [six] Classes of Group I Class A Certificates, [one] Class of Group II Class A Certificates, [two] Classes of Mezzanine Group I Certificates, [two] Classes of Mezzanine Group II Certificates, [one] Class of Class IB Certificates and [one] Class of Class IIB Certificates, each evidencing an interest in certain Distributions with respect to a pool of conventional, sub-prime Mortgage Loans formed and sold by the Depositor and certain other property conveyed by the Depositor to the Trustee.

                  The Holder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund and certain amounts resulting from credit enhancements for payment hereunder and that the Trustee is not liable to the Holders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Master Servicer will maintain or cause to be maintained a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Master Servicer will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Master Servicer, or, if an Authenticating Agent has been appointed under the Agreement, the Authenticating Agent, maintained for such purpose, the Master Servicer, or, if an Authenticating Agent has been appointed under the Agreement, the Authenticating Agent, will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and dated the date of authentication by the Authenticating Agent. Notwithstanding the above, the final Distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such Distribution and only upon presentation and surrender of this Certificate at the office of the Master Servicer or at such other office as may be designated by such notice of final Distribution.

                  No service charge will be made to the Holder for any transfer or exchange of the Certificate, but the Trustee, or, or, if an Authenticating Agent has been appointed under the Agreement, the Authenticating Agent, may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Subservicer, the Master Servicer and the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Subservicer, the Authenticating Agent nor the Trustee will be affected by notice to the contrary.

                  The Agreement may be amended from time to time by the Depositor, the Master Servicer, the Subservicer and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with the other provisions therein, to ensure continuing treatment of the Trust Fund as a REMIC, or to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, provided that such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

                  The Agreement may also be amended from time to time by the Depositor, the Subservicer, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing 66 2/3% or more of the Voting Rights of such Class or (iii) change the percentage specified in clause (ii) of the third paragraph of Section 10.01 of the Agreement, without the consent of the Holders of all Certificates of such Class then outstanding.


                  For federal income tax purposes, the Trust Fund includes two segregated asset pools. The Depositor intends to make an election to treat each as a "real estate mortgage investment conduit" (a "REMIC"). The Certificates, other than the Residual Certificates, will constitute "regular interests" in the Master REMIC. The Residual Certificates will represent the sole class of "residual interests" in both the Master REMIC and the Subsidiary REMIC.

                  The respective obligations and responsibilities of the Depositor, the Subservicer, the Master Servicer and the Trustee under the Agreement will terminate upon (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon the foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder; or (ii) at the option of the Master Servicer, on any Distribution Date on which the aggregate Stated Principal Balances of the Mortgage Loans in such Loan Group is equal to or less than 10% of the initial Certificate Principal Balance of the Certificates in such Mortgage Loan Group, so long as the Master Servicer deposits or causes to be deposited in the Distribution Account during the Principal Prepayment Period related to such Distribution Date an amount equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan in such Loan Group (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property in such Loan Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Depositor and the Trustee and (iv) any unreimbursed Servicing Fees, Advances and Servicing Advances, and the principal portion of any unreimbursed Advances, made on the Mortgage Loans in such Loan Group prior to such termination; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof or
(ii) 32 years after the Closing Date.

                              [FORM OF ASSIGNMENT]


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION
NUMBER OF ASSIGNEE)

------------------------------------------



-------------------------------------------------------------
(Please Print or Type Name and Address of Assignee)



_____________________________________________________________ the within
Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint



__________________________________________________ Attorney to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)                 _______________________________
                                     NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatever.
(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                    EXHIBIT E

                                   [RESERVED]

                                    EXHIBIT F

                           SCHEDULE OF MORTGAGE LOANS

                                    EXHIBIT H

                          FORM OF TRUSTEE CERTIFICATION

                                     [DATE]


Chase Funding, Inc.
300 Tice Boulevard, 3rd Floor North
Woodcliff Lake, New Jersey  07675

         Re: Pooling and Servicing Agreement dated as of [Date] among Chase Funding, Inc. as depositor, Advanta Mortgage Corp. USA, as subservicer, Chase Manhattan Mortgage Corporation, as master servicer and Citibank, N.A., as trustee, Chase Funding, Inc., Chase Funding Mortgage Loan Asset-Backed Certificates, Series

Ladies and Gentlemen:

                  In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that [, except as set forth in Schedule A hereto,] as to each Mortgage Loan listed in the Mortgage Loan Schedule attached hereto (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that:

                  (i) All documents in the Mortgage File required to be delivered to the Trustee pursuant to Section 2.01 of the Pooling and Servicing Agreement are in its possession;

                  (ii) In connection with each Mortgage Loan or Assignment thereof as to which documentary evidence of recording was not received on the Closing Date, it has received evidence of such recording; and

                  (iii) Such documents have been reviewed by it and such documents do not contain any material omissions or defects within the meaning of
Section 2.01 or 2.02.

                  The Trustee further certifies that as to each Mortgage Loan, the Trustee holds the Mortgage Note without any Responsible Officer of the Trustee having received written notice (a) of any adverse claims, liens or encumbrances, (b) that any Mortgage Note was overdue or has been dishonored, (c) of evidence on the face of any Mortgage Note or Mortgage of any security interest therein, or (d) of any defense against or claim to the Mortgage Note by any other party.

                  The Trustee has made no independent examination of any documents contained in each Mortgage File beyond confirming (i) that the Mortgage Loan number and the name of the Mortgagor in each Mortgage File conform to the respective Mortgage Loan number and name listed on the Mortgage Loan Schedule and (ii) the existence in each Mortgage File of each of the documents listed in subparagraphs (i)(A) through (G), inclusive, of Section 2.01 in the Agreement. The Trustee makes no representations or warranties as to the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage Loan or the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                                              CITIBANK, N.A.,
                                              as Trustee


                                              By:  _____________________________
                                                   Name: _______________________
                                                   Title: ______________________

                                   EXHIBIT I

                          FORM OF TRANSFEREE'S LETTER
                CHASE FUNDING, INC., CHASE FUNDING MORTGAGE LOAN
                   ASSET-BACKED CERTIFICATES, SERIES ________

                                     [DATE]


Chase Funding, Inc.
300 Tice Boulevard, 3rd Floor North
Woodcliff Lake, New Jersey  07675

Ladies and Gentlemen:

              We propose to purchase Chase Funding, Inc., Chase Funding Mortgage Loan Asset-Backed Certificates, Series ________, Class R, described in the Prospectus Supplement, dated [Date], and Prospectus, dated [Date].

              1. We certify that (a) we are not a disqualified organization and
(b) we are not purchasing such Class R Certificates on behalf of a disqualified organization; for this purpose the term "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (except any entity treated as other than an instrumentality of the foregoing for purposes of Section 168(h)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code")), any organization (other than a cooperative described in Section 521 of the Code) that is exempt from taxation under the Code (unless such organization is subject to tax on excess inclusions) and any organization that is described in Section 1381(a)(2)(C) of the Code. We understand that any breach by us of this certification may cause us to be liable for an excise tax imposed upon transfers to disqualified organizations.

              2. We certify that (a) we have historically paid our debts as they became due, (b) we intend, and believe that we will be able, to continue to pay our debts as they become due in the future, (c) we understand that, as beneficial owner of the Class R Certificates, we may incur tax liabilities in excess of any cash flows generated by the Class R Certificates, and (d) we intend to pay any taxes associated with holding the Class R Certificates as they become due.

              3. We acknowledge that we will be the beneficial owner of the Class R Certificates and:1/


                ______  The Class R Certificates will be registered in our name.

                ______ The Class R Certificates will be held in the name of our nominee,
                        _________________, which is not a disqualified organization.

                  4. Unless Chase Funding, Inc. ("Chase Funding") has consented to the transfer to us by executing the form of Consent affixed hereto as Appendix B, we certify that we are a U.S. person; for this purpose the term "U.S. person" means a citizen or resident of the United States, a corporation, or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any State thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such U.S. persons have the authority to control all substantial decisions of the trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons. We agree that any breach by us of this certification shall render the transfer of any interest in the Class R Certificates to us absolutely null and void and shall cause no rights in the Class R Certificates to vest in us.

                  5. We agree that in the event that at some future time we wish to transfer any interest in the Class R Certificates, we will transfer such interest in the Class R Certificates only (a) to a transferee that (i) is not a disqualified organization and is not purchasing such interest in the Class R Certificates on behalf of a disqualified organization, (ii) is a U.S. person and
(iii) has delivered to Chase Funding a letter in the form of this letter (including the affidavit appended hereto) and, if requested by Chase Funding, an opinion of counsel (in a form acceptable to Chase Funding) that the proposed transfer will not cause the interest in the Class R Certificates to be held by a disqualified organization or a person who is not a U.S. person or (b) with the written consent of Chase Funding.


--------------------

1/ Check appropriate box and if necessary fill in the name of the Transferee's nominee.

                  6. We hereby designate Chase Manhattan Mortgage Corporation as our fiduciary to act as the tax matters person for the Chase Funding, Inc., Chase Funding Mortgage Loan Asset-Backed Certificates, Series ________ REMIC.


                                                     Very truly yours,

                                                     [PURCHASER]


                                                     By:
                                                     Name:
                                                     Title:

Accepted as of __________ __, 199_


CHASE FUNDING, INC.


By:
    Name:
    Title:

                                                APPENDIX A

                                                     Affidavit pursuant to (i)
                                                     Section 860E(e)(4) of the
                                                     Internal Revenue Code of
                                                     1986, as amended, and (ii)
                                                     certain provisions of the
                                                     Pooling and Servicing
                                                     Agreement


Under penalties of perjury, the undersigned declares that the following is true:

(1)  He or she is an officer of _________________________ (the "Transferee"),

(2)  the Transferee's Employee Identification number is __________,

(3) the Transferee is not a "disqualified organization" (as defined below), has no plan or intention of becoming a disqualified organization, and is not acquiring any of its interest in the Chase Funding, Inc., Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-3, Class R on behalf of a disqualified organization or any other entity,

(4) unless Chase Funding, Inc. ("Chase Funding") has consented to the transfer to the Transferee by executing the form of Consent affixed as Appendix B to the Transferee's Letter to which this Certificate is affixed as Appendix A, the Transferee is a "U.S. person" (as defined below),

(5) that no purpose of the transfer is to avoid or impede the assessment or collection of tax,

(6)  the Transferee has historically paid its debts as they became due,

(7) the Transferee intends, and believes that it will be able, to continue to pay its debts as they become due in the future,

(8) the Transferee understands that, as beneficial owner of the Class R Certificates, it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates,

(9) the Transferee intends to pay any taxes associated with holding the Class R Certificates as they become due, and

(10) the Transferee consents to any amendment of the Pooling and Servicing Agreement that shall be deemed necessary by Chase Funding (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Class R Certificates will not be owned directly or indirectly by a disqualified organization;

For purpose of this affidavit, the term "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (except any entity treated as other than an instrumentality of the foregoing for purposes of Section 168(h)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code")), any organization (other than a cooperative described in Section 521 of the Code) that is exempt from taxation under the Code (unless such organization is subject to tax on excess inclusions) and any organization that is described in Section 1381(a)(2)(C) of the Code and the term "U.S. Person" means a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to Unites States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust, (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).


         ---------------------------------


         By:
            ----------------------------------

         ---------------------------------

         Address of Investor for receipt of distribution:


         Address of Investor for receipt of tax information:

         (Corporate Seal)

         Attest:


         ----------------------------------

         ________________________, Secretary

         Personally appeared before me the above-named ______________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______ of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.


         Subscribed and sworn before me this day of        , 19 .




         Notary Public

         County of ______
         State of _______
         My commission expires the _____day of________

                                                By: __________________________
                                                    Name:   ___________________
                                                    Title:  ___________________

Dated: _____________

                                   APPENDIX B

                                     CONSENT



_________________________ (Transferee)

_________________________

_________________________


Ladies and Gentlemen:

                  Chase Funding, Inc. ("Chase Funding") hereby consents to the transfer to, and registration in the name of, the Transferee (or, if applicable, registration in the name of such Transferee's nominee of the Chase Funding Inc., Chase Funding Mortgage Loan Asset-Backed Certificates, Series _______, Class R described in the Transferee's Letter to which this Consent is appended, notwithstanding Chase Funding's knowledge that the Transferee is not a U.S. person (as defined in such Transferee's Letter).



                               CHASE FUNDING, INC.

Dated:                          By:

                                    EXHIBIT J

                       FORM OF TRANSFEROR CERTIFICATE FOR
                              CLASS R CERTIFICATES

Chase Funding, Inc.
300 Tice Boulevard
Woodcliff Lake, NJ  07675

Citibank, N.A., as Trustee
111 Wall Street
5th Floor, Zone 1
New York, NY  10043

         RE: Chase Funding, Inc., Chase Funding Mortgage Loan Asset-Backed Certificates, Series _________

Ladies and Gentlemen:

         In connection with our disposition of the Class R Certificates, we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action that would result in, a violation of Section 5 of the Act and
(c) if we are disposing of a Class R Certificate, we have no knowledge the Transferee is not a Permitted Transferee. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of September 1, 1999, among Chase Funding, Inc., as Depositor, Advanta Mortgage Corp. USA as Subservicer, Chase Manhattan Mortgage Corporation as Master Servicer and Citibank, N.A., as Trustee.

                                      Very truly yours,



                                      Name of Transferor

                                      By:
                                      Name:
                                      Title

                                    EXHIBIT K

                            FORM OF INVESTMENT LETTER
                              (Accredited Investor)

                                     [DATE]

Chase Funding, Inc.
300 Tice Boulevard, 3rd Floor North
Woodcliff Lake, New Jersey   07675

Re: Pooling and Servicing Agreement dated as of [Date] among Chase Funding, Inc. as depositor, Advanta Mortgage Corp. USA, as subservicer, Chase Manhattan Mortgage Corporation, as master servicer and Citibank, N.A., as trustee, Chase Funding, Inc., Chase Funding Mortgage Loan Asset-Backed Certificates, Series [Class B-]


Ladies and Gentlemen:

                  ______________ (the "Purchaser") intends to purchase from
________________ (the "Transferor") $_______ by original principal balance (the "Transferred Certificates") of Mortgage Loan Asset-Backed Certificates, Series ________, [Class B-] (the "Certificates"), issued pursuant to a pooling and servicing agreement, dated as of [Date] (the "Pooling and Servicing Agreement"), among Chase Funding, Inc. as depositor (the "Depositor"), Advanta Mortgage Corp. USA as subservicer (the "Subservicer"), Chase Manhattan Mortgage Corporation, as master servicer (the "Master Servicer") and Citibank, N.A., as trustee (the "Trustee"). [The Purchaser intends to register the Transferred Certificate in the name of ____________________, as nominee for _________________.] All terms used and not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

                  For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchaser certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  1. The Purchaser understands that (a) the Certificates have not been registered or qualified under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, (b) neither the Depositor nor the Trustee is required, and neither of them intends, to so register or qualify the Certificates, (c) the Certificates cannot be resold unless (i) they are registered and qualified under the Securities Act and the applicable state securities laws or (ii) an exemption from registration and qualification is available and (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates.

                 2. The Certificates will bear a legend to the following effect:

                 THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS, AND MAY NOT, DIRECTLY OR INDIRECTLY, BE SOLD OR OTHERWISE TRANSFERRED, OR OFFERED FOR SALE, UNLESS SUCH TRANSFER IS NOT SUBJECT TO REGISTRATION UNDER THE ACT, THE 1940 ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND SUCH TRANSFER ALSO COMPLIES WITH THE OTHER PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT. NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE MASTER SERVICER SHALL HAVE RECEIVED, IN FORM AND SUBSTANCE SATISFACTORY TO THE MASTER SERVICER (A) AN INVESTMENT LETTER FROM THE PROSPECTIVE INVESTOR; AND (B) REPRESENTATIONS FROM THE TRANSFEROR REGARDING THE OFFERING AND SALE OF THE CERTIFICATES.

                 NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE DEPOSITOR SHALL HAVE RECEIVED EITHER (i) A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE EITHER (A) IS NOT AN EMPLOYEE BENEFIT PLAN (A "PLAN") WITHIN THE MEANING OF SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND IS NOT DIRECTLY OR INDIRECTLY PURCHASING ANY CERTIFICATE ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF OR WITH ASSETS OF A PLAN OR, IN THE CASE OF AN INSURANCE COMPANY, THE ASSETS OF ANY SEPARATE ACCOUNTS TO EFFECT SUCH ACQUISITION OR (B) THE SOURCE OF FUNDS FOR THE PURCHASE OF THE CERTIFICATES IS AN "INSURANCE COMPANY GENERAL ACCOUNT" WITHIN THE MEANING OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995), AND THE CONDITIONS SET FORTH IN SECTION I AND
                 SECTION III OF PTCE 95-60 ARE SATISFIED WITH RESPECT TO THE PURCHASE AND HOLDING OF THE CERTIFICATES, OR (ii) IF THIS CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN SUBJECT TO TITLE I OF ERISA, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (OR COMPARABLE

                  PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, AN OPINION OF COUNSEL TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" PURSUANT TO THE DEPARTMENT OF LABOR PLAN ASSET REGULATIONS SET FORTH IN 29 CFR ss.2510.3-101 AND TO BE SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR SECTION 407 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE SUBSERVICER, THE MASTER SERVICER, THE DEPOSITOR OR ANY OF THEIR AFFILIATES TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE
                  CODE) RELATING TO THE CERTIFICATES.

                  3. The Purchaser is acquiring the Transferred Certificates for its own account [for investment only]**/ and not with a view to or for sale or other transfer in connection with any distribution of the Transferred Certificates in any manner that would violate the Securities Act or any applicable state securities laws, subject, nevertheless, to the understanding that disposition of the Purchaser's property shall at all times be and remain within its control.

                  4. The Purchaser (a) is a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) is able to bear the economic risks of such an investment and (c) is an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Securities Act.

                  5. The Purchaser will not nor has it authorized nor will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action, that would constitute a distribution of any Certificate under the Securities Act or the Investment Company Act of 1940, as amended (the "1940 Act"), that would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities law, or that would require registration or qualification pursuant thereto. Neither the Purchaser nor anyone acting on its behalf has offered the Certificates for sale or made any general solicitation by means of general advertising or in any other manner with respect to the Certificates. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

--------------------

**/      Not required of a broker/dealer purchaser.
                  6. [This paragraph may be deleted if the Purchaser provides the Opinion of Counsel referred to in clause (ii) of Section 5.02(b) of the Pooling and Servicing Agreement.] The Purchaser either (A) is not an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan"), and is not directly or indirectly purchasing any Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of or with assets of a Plan or directly or indirectly purchasing any certificates with the assets of any insurance company separate account or of any Plan or (B) is an insurance company and the source of funds for the purchase of the certificates is an "insurance company general account" within the meaning of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), 60 Fed. Reg. 35925 (July 12,
1995), and the conditions set forth in Section I and III of PTCE 95-60 are satisfied with respect to the purchase and holding of the Certificates.

                  7. Prior to the sale or transfer by the Purchaser of any of the Certificates, the Purchaser will obtain from any subsequent purchaser substantially the same certifications, representations, warranties and covenants contained in the foregoing paragraphs and in this letter or a letter substantially in the form of Exhibit L to the Pooling and Servicing Agreement.

                  8. The Purchaser agrees to indemnify the Trustee, the Master Servicer, the Subservicer and the Depositor against any liability that may result from any misrepresentation made herein.

                                      Very truly yours,

                                      [PURCHASER]


                                      By:
                                      Name:
                                      Title:

                                    EXHIBIT L

                       FORM OF RULE 144A INVESTMENT LETTER
                         (Qualified Institutional Buyer)

                                     [DATE]


Chase Funding, Inc.
300 Tice Boulevard, 3rd Floor North
Woodcliff Lake, New Jersey   07675

Chase Manhattan Mortgage Corporation
c/o The Chase Manhattan Bank
Global Trust Services
450 West 33rd Street, 15th Floor
New York, New York   10001

Re: Pooling and Servicing Agreement dated as of [Date] among Chase Funding, Inc. as depositor, Advanta Mortgage Corp., USA, as subservicer, Chase Manhattan Mortgage Corporation, as master servicer and Citibank, N.A., as trustee, Chase Funding, Inc., Chase Funding Mortgage Loan Asset-Backed Certificates, Series [Class B-]

Ladies and Gentlemen:

                  ______________ (the "Purchaser") intends to purchase from
________________ (the "Transferor") $_______ by original principal balance (the "Transferred Certificates") of Asset-Backed Certificates, Series ______, [Class B-] (the "Certificates"), issued pursuant to a pooling and servicing agreement, dated as of [Date] (the "Pooling and Servicing Agreement"), among Chase Funding, Inc. as depositor (the "Depositor"), Advanta Mortgage Corp., USA, as subservicer (the "Subservicer"), Chase Manhattan Mortgage Corporation, as master servicer (AMaster Servicer@), and Citibank, N.A., as trustee (the "Trustee"). [The Purchaser intends to register the Transferred Certificate in the name of ____________________, as nominee for __________________.] All terms used and not otherwise defined herein shall have the meanings set forth in the Trust
Agreement.

                  For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchaser certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  In connection with our acquisition of the above Transferred Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as

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amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Transferred Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Transferred Certificates, (d) we are not an employee benefit plan within the meaning of
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or a plan within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended (each, a "Plan"), nor are we directly or indirectly purchasing any Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of or with assets of a Plan or directly or indirectly purchasing any certificates with the assets of any insurance company separate account or of any Plan [or alternatively, in the case of an insurance company, is an insurance company and the source of funds for the purchase of the certificates] is an "insurance company general account" within the meaning of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), 50 Fed. Reg. 35925 (July 12, 1995), and
the conditions set forth in Section I and Section III of PTCE 95-60 are satisfied with respect to the purchase and holding of the Certificates, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed one of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale of the Transferred Certificates to us is being made in reliance on Rule 144A. We are acquiring the Transferred Certificates for our own account or for resale pursuant to Rule 144A and further understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed by us, based upon certifications of such purchaser or information we have in our possession, to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.




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         We agree to indemnify the Trustee, the Master Servicer, the Subservicer and the Depositor against any liability that may result from any misrepresentation made herein.


                                     Very truly yours,

                                     [PURCHASER]


                                     By:
                                     Name:
                                     Title:




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                                                                         ANNEX 1

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


                  The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

                  2. In connection with the purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $____________*/ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

                                    ____    Corporation, etc. The Buyer is a
                                            corporation (other than a bank,
                                            savings and loan association or
                                            similar institution), Massachusetts
                                            or similar business trust,
                                            partnership, or charitable
                                            organization described in Section
                                            501(c)(3) of the Internal Revenue
                                            Code of 1986, as amended.

                                    ____    Bank. The Buyer (a) is a national
                                            bank or banking institution
                                            organized under the laws of any
                                            State, territory or the District of
                                            Columbia, the business of which is
                                            substantially confined to banking
                                            and is supervised by Federal, State
                                            or territorial banking commission or
                                            similar official or is a foreign
                                            bank or equivalent institution, and
                                            (b) has an audited net worth of at
                                            least $25,000,000 as demonstrated in
                                            its latest annual financial
                                            statements, a copy of which is
                                            attached hereto.


--------------------
* Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


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                                    ____    Savings and Loan. The Buyer (a) is a
                                            savings and loan association,
                                            building and loan association,
                                            cooperative bank, homestead
                                            association or similar institution,
                                            which is supervised and examined by
                                            a State or Federal authority having
                                            supervision over such institution or
                                            is a foreign savings and loan
                                            association or equivalent
                                            institution and (b) has an audited
                                            net worth of at least $25,000,000 as
                                            demonstrated in its latest annual
                                            financial statements, a copy of
                                            which is attached hereto.

                                    ____    Broker-dealer. The Buyer is a dealer
                                            registered pursuant to Section 15 of
                                            the Securities Exchange Act of 1934,
                                            as amended.

                                    ____    Insurance Company. The Buyer is an
                                            insurance company whose primary and
                                            predominant business activity is the
                                            writing of insurance or the
                                            reinsuring of risks underwritten by
                                            insurance companies and which is
                                            subject to supervision by the
                                            insurance commissioner or a similar
                                            official or agency of the State,
                                            territory or the District of
                                            Columbia.

                                    ____    State or Local Plan. The Buyer is a
                                            plan established and maintained by a
                                            State, its political subdivisions,
                                            or any agency or instrumentality of
                                            the State or its political
                                            subdivisions, for the benefit of its
                                            employees.

                                    ____    ERISA Plan. The Buyer is an employee
                                            benefit plan within the meaning of
                                            Title I of the Employee Retirement
                                            Income Security Act of 1974, as
                                            amended.

                                    ____    Investment Advisor. The Buyer is an
                                            investment advisor registered under
                                            the Investment Advisors Act of 1940,
                                            as amended.

                                    ____    Small Business Investment Company.
                                            Buyer is a small business investment
                                            company licensed by the U.S. Small
                                            Business Administration under
                                            Section 301(c) or (d) of the Small
                                            Business Investment Act of 1958, as
                                            amended.

                                    ____    Business Development Company. Buyer
                                            is a business development company as
                                            defined in Section 202(a)(22) of the
                                            Investment Advisors Act of 1940, as
                                            amended.

                  3. The term "securities" as used for purposes of the calculation of the dollar amount in paragraph 2 excludes: (i) securities of issuers that are affiliated with the Buyer, (ii) securities

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that are part of an unsold allotment to or subscription by the Buyer, if the
Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

                  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

                  5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                  6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan as provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.



                                                     By:
                                                       Name:
                                                       Title:

                                                     Date:





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                                                                         ANNEX 2


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]


                  The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

                                    ____    The Buyer owned $___________ in
                                            securities (other than the excluded
                                            securities referred to below) as of
                                            the end of the Buyer's most recent
                                            fiscal year (such amount being
                                            calculated in accordance with Rule
                                            144A).

                                    ____    The Buyer is part of a Family of
                                            Investment Companies which owned in
                                            the aggregate $__________ in
                                            securities (other than the excluded
                                            securities referred to below) as of
                                            the end of the Buyer's most recent
                                            fiscal year (such amount being
                                            calculated in accordance with Rule
                                            144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).


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                  4. The term "securities" as used herein does not include (i)
securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                  5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                      By:
                                        Name:
                                        Title:

                                      IF AN ADVISER:


                                      Print Name of Buyer

                                      Date:




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                                    EXHIBIT M

                        REQUEST FOR RELEASE OF DOCUMENTS

To:      Citibank, N.A.
         111 Wall Street
         5th Floor, Zone 1
         New York, NY  10043 Citibank, N.A.
         [and/or its designee]

         Re:

         In connection with the administration of the Mortgage Loans held by you, as Trustee, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_______    1.    Mortgage Loan Paid in Full (Subservicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account)
_______    2.    Mortgage Loan Liquidated (Subservicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been received and credited to the Collection Account
_______    3.    Mortgage Loan Repurchased pursuant to Section 2.03(c) of the
                 Pooling and Servicing Agreement
_______    4.    Mortgage Loan in Foreclosure
_______    5.    Mortgage Loan Repurchased or Substituted pursuant to the terms of the Pooling and Servicing Agreement (Subservicer hereby certifies that the Purchase Price or Substitution Adjustment
                 Amount has credited to the Collection Account)
_______    6.    Other

                                    Reason:

                                    By:
                                             (authorized signer)

                                    Address:

                                    Date:

If box 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to you as Trustee [or Trustee's designee], please acknowledge your receipt by signing in the space indicated below, and returning this form.


Trustee
Citibank, N.A.
Please acknowledge the execution of the above request by your signature and date below:


Signature                                                     Date

Documents returned to Trustee:


Trustee                                                       Date